IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN EQUITY PREMIUM ADVANTAGE FUND (JLA)

AND

NASDAQ PREMIUM INCOME & GROWTH FUND INC. (QQQX)

JULY 30, 2014

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus in connection with the annual shareholder meetings of Nuveen Equity Premium Advantage Fund (“Premium Advantage”) and NASDAQ Premium Income & Growth Fund Inc. (“Premium Income” and together with Premium Advantage, the “Target Funds” and each, a “Target Fund”). The following proposals will be considered by shareholders of each Target Fund:

•	the election of members of each Target Fund’s Board of Directors or Board of Trustees (the “Board”) (the list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus);

•	the reorganization of each Target Fund into a newly formed Massachusetts business trust;

•	the approval of a new investment management agreement; and

•	the approval of a new sub-advisory agreement.

Proposal Regarding the Reorganizations (Each Target Fund)

Q.	Why has each Target Fund’s Board recommended the reorganization of the Fund?

A.

The Board of each Target Fund and certain other Nuveen funds have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining Nuveen’s equity option product line. The proposals included the reorganization of each Target Fund into Nuveen NASDAQ 100 Dynamic Overwrite Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” and each, a “Fund”), a newly formed Massachusetts business trust (each, a “Reorganization” and collectively, the “Reorganizations”). Nuveen recommended the proposed product restructuring in order to simplify and more clearly delineate the investment strategies of its equity option strategy funds. The Boards considered information provided by Nuveen on the potential benefits of the proposals which included: (i) reduced fees and expenses over time as a result of economies of scale from a larger combined fund and an agreement by the Acquiring Fund’s investment adviser to reduce the management fee of the Acquiring Fund by two basis points on the aggregate net asset value of the assets of Premium Advantage acquired by the Acquiring Fund; (ii) better liquidity and reduced trading costs from the greater share volume of the combined fund; and (iii) stronger demand from a simplified, differentiated product set, which may lead to narrower discounts over time. Accordingly, each Board has determined that its respective Reorganization would be in the best interests of its Fund.

Q.	How will the proposed restructuring affect the investment strategies of the Target Funds?

A.	Each Target Fund invests in an equity portfolio that seeks to replicate the price movements of a broad-based market index or a blend of more than one index. Each Target Fund uses an options strategy to enhance risk-adjusted total return, reduce volatility and provide downside protection. Under a “dynamic” options strategy, call options are sold on a varying percentage of the underlying stock portfolio. Under a “constant” options strategy, call options are sold on the entire value of the underlying stock portfolio. Premium Income invests in an equity portfolio that seeks to replicate the price movements of the NASDAQ-100 Index, while Premium Advantage seeks to replicate the price movements of a blend of the S&P 500 Index and the NASDAQ-100 Index. Premium Income uses a dynamic options strategy, whereby the Fund’s sub-adviser writes call options on a (between 30% and 50%) of the Fund’s underlying equity portfolio, while Premium Advantage uses a constant options strategy, whereby the Fund’s sub-adviser writes call options on the entire value of the Fund’s underlying equity portfolio. The Acquiring Fund will seek to replicate the price movements of the NASDAQ-100 Index and will use a dynamic options strategy, whereby the Fund will target an options overwrite level of approximately 55% over time, which may vary between 35% and 75% based on market conditions.

Q.	Will the proposed restructuring change the investment objectives of the Funds?

A.	Yes. As part of the broader product rationalization, all of the equity option funds that will continue to operate following the restructuring are adopting standardized investment objectives. The investment objective of the Acquiring Fund is to seek attractive total return with less volatility than the NASDAQ-100 Index. The Target Funds also seek income but do not emphasize volatility as part of the objective. The differences in the investment objectives are not expected to change how the Target Funds have been managed on a daily basis.

Q.	Will shareholders of the Target Funds receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of each Reorganization, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The number of Acquiring Fund shares received by each Target Fund will be determined by the ratio of the Target Fund’s net asset value as of the close of trading on the business day immediately prior to the closing of the Reorganizations over the Acquiring Fund’s initial net asset value. The aggregate net asset value of the Acquiring Fund common shares received by each Target Fund’s shareholders (including, for this purpose, fractional Acquiring Fund common shares to which shareholders would be entitled) as of the close of trading on the business day immediately prior to the closing of the Reorganizations will be equal to the aggregate net asset value of the common shares of such Target Fund held as of such time. Fractional shares will be aggregated and sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Following the Reorganizations, common shareholders of the Target Funds will hold a smaller percentage of the outstanding common shares of the Acquiring Fund as compared to their percentage holdings of their respective Target Fund prior to the Reorganizations.

Q.	Do the Reorganizations constitute a taxable event for federal income tax purposes for the Target Funds’ shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganizations, except to the extent you receive cash in lieu of fractional Acquiring Fund common shares (as described above). The Target Funds employ a managed distribution policy pursuant to which a Fund’s regular distributions may be comprised of net income from portfolio investments, as well as net realized capital gains from the portfolio and, if necessary, a return of capital (representing, in some cases, net unrealized capital gains). Consequently, each Target Fund expects to have declared all of its net investment income and net capital gains, if any, as of the closing of the Reorganizations if approved by shareholders. If shareholders of the Funds approve the Reorganizations, prior to the closing date, Premium Advantage is expected to sell a portion of the securities in its equity portfolio consisting of common stocks that are not included in the index whose performance the Acquiring Fund seeks to replicate. Such sales are expected to represent approximately 11% of the net assets of Premium Advantage. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $11,000, based on average commission rates normally paid by Premium Advantage, if such sales occurred on December 31, 2013. Capital gains from such portfolio sales are not expected to result in increased distributions of net capital gain or net investment income by Premium Advantage due to available capital loss carryforwards.

Q.	What will happen if the required shareholder approvals in connection with the Reorganizations are not obtained?

A.	The closing of each Reorganization is contingent upon the closing of both Reorganizations. Because the closing of the Reorganizations is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions, if the other Target Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Fund as a stand-alone fund.

Q.	Will shareholders of the Target Funds have to pay any fees or expenses in connection with the Reorganizations?

A.

Yes. Common shareholders will indirectly bear the costs of the Reorganizations. The total costs of the Reorganizations are estimated to be $535,000 and will be reflected in each Target Fund’s net asset value prior to the closing of the Reorganizations. Whether or not the Reorganizations are consummated, the estimated allocation of the costs between the Target Funds is as follows: $525,000 for Premium Advantage and $10,000 for Premium Income (0.15% and 0.00%, respectively of each Fund’s average net assets applicable to common shares for the twelve 12 months ended December 31, 2013). The allocation of the estimated costs of the Reorganizations is based on the relative expected benefits of the Reorganizations including forecasted cost savings and distribution increases, if any, to each Target Fund during the first year following the Reorganizations, as well as the potential for improved secondary market trading (including an expected narrower trading discount to net asset value of Acquiring Fund common shares relative to the historical trading discount to net asset value of Premium Advantage’s common shares). The Reorganizations are expected to result in cost savings for shareholders of each Target Fund (as shareholders of the Acquiring Fund following the Reorganizations) and the potential for increased distributions over time for the common shareholders of each Target Fund in their capacity as common shareholders of the Acquiring Fund following the Reorganizations.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions which could be applicable as a result of the Reorganizations. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Target Funds or the Target Funds’ investment adviser. The imposition of such fees are based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	What is the timetable for the Reorganizations?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about September 29, 2014 or as soon as practicable thereafter.

Q.	How does each Target Fund’s Board recommend that I vote on the Reorganizations?

A.	After careful consideration, each Target Fund’s Board has determined that the Reorganizations are in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal.

Proposals Regarding the TIAA-CREF Transaction (as defined below)

Q.	How will I as a shareholder be affected by the TIAA-CREF Transaction (as defined below)?

A.	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as your Target Fund’s investment adviser. Nuveen Fund Advisors has retained Gateway Investment Advisers, LLC (“Gateway”) as sub-adviser to manage the assets of Premium Advantage and Nuveen Asset Management, LLC (“Nuveen Asset Management”), a wholly-owned subsidiary of Nuveen Fund Advisors, as sub-adviser to manage the assets of Premium Income. Nuveen Investments, Inc. (“Nuveen Investments”), the parent company of Nuveen Fund Advisors, recently announced its intention to be acquired by TIAA-CREF (the “TIAA-CREF Transaction”). In the event the TIAA-CREF Transaction takes place, securities laws require your Target Fund’s shareholders to approve (1) a new investment management agreement between Nuveen Fund Advisors and the Fund to permit Nuveen Fund Advisors to continue to serve as investment adviser to your Fund and (2) a new sub-advisory agreement between Nuveen Fund Advisors and your Fund’s sub-adviser to permit your Fund’s sub-adviser to continue to manage your Fund.

Shareholders of each Target Fund are being asked to consider new investment advisory and sub-advisory agreements in the event the Reorganizations are not approved or the TIAA-CREF Transaction closes before the Reorganizations. Your investment will not change as a result of

Nuveen Investments’ change of ownership. You will still own the same Target Fund shares before and after the TIAA-CREF Transaction. If the TIAA-CREF Transaction takes place before the closing of the Reorganizations, Nuveen Fund Advisors and your Fund’s current sub-adviser will continue to manage your Target Fund according to the same objectives and policies as before, and do not anticipate any significant changes to your Fund’s operations.

If the closing of the Reorganizations takes place before the closing of the TIAA-CREF Transaction, Target Fund shareholders (as shareholders of the Acquiring Fund) will own the same Acquiring Fund shares before and after the TIAA-CREF Transaction. Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Acquiring Fund according to the same objectives and policies described in the Joint Proxy Statement/Prospectus, and do not anticipate any significant changes to the Acquiring Fund’s operations as a result of the TIAA-CREF Transaction.

TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Q.	Will there be any important differences between the current investment management and sub-advisory agreements of the Target Funds and the new agreements being considered in connection with the TIAA-CREF Transaction?

A.	No. The terms of the new agreements for each Target Fund in connection with the TIAA-CREF Transaction will be substantially identical to the agreements in effect immediately prior to the closing date of the TIAA-CREF Transaction. There will be no change in the contractual management fees you pay.

Q.	What will happen if shareholders of my Target Fund do not approve the new investment management agreement or sub-advisory agreement before consummation of the TIAA-CREF Transaction?

A.	If the Reorganizations have not been consummated, Nuveen Fund Advisors and your Fund’s current sub-adviser will continue to manage your Target Fund under an interim investment management agreement and an interim sub-advisory agreement, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. Your Target Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations. The closing of the Reorganizations is not contingent on Target Fund shareholder approval of the new agreements in connection with the TIAA-CREF Transaction. If shareholders approve the Reorganizations and other closing conditions are satisfied or waived, the Reorganizations will take effect.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (866) 209-5784 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

JULY 30, 2014

NUVEEN EQUITY PREMIUM ADVANTAGE FUND (JLA)

AND

NASDAQ PREMIUM INCOME & GROWTH FUND INC. (QQQX)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 19, 2014

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Equity Premium Advantage Fund (“Premium Advantage”) and NASDAQ Premium Income & Growth Fund Inc. (“Premium Income” and together with Premium Advantage, the “Target Funds” and each, a “Target Fund”) will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, September 19, 2014, at 2:00 p.m., Central time, for the following purposes:

1.	Election of Board Members.

(a)	For Premium Advantage, to elect four (4) Class II Board members.

(b)	For Premium Income, to elect twelve (12) Board members.

2.	Agreement and Plan of Reorganization. The shareholders of each Target Fund, for an Agreement and Plan of Reorganization pursuant to which the Target Fund would: (i) transfer substantially all of its assets to Nuveen NASDAQ 100 Dynamic Overwrite Fund, a newly formed Massachusetts business trust (the “Acquiring Fund”), in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

3.	Approval of New Investment Management and Sub-Advisory Agreements.

(a)	The shareholders of each Target Fund, to approve a new investment management agreement between each Fund and Nuveen Fund Advisors, LLC.

(b)	(i) Theshareholders of Premium Advantage, to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Gateway Investment Advisers, LLC, with respect to Premium Advantage.

(ii) Theshareholders of Premium Income, to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, with respect to Premium Income.

4.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on July 24, 2014 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Target Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of a Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN EQUITY PREMIUM ADVANTAGE FUND (JLA)

NASDAQ PREMIUM INCOME & GROWTH FUND INC. (QQQX)

AND

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

JULY 30, 2014

This Joint Proxy Statement/Prospectus is being furnished to the common shareholders of Nuveen Equity Premium Advantage Fund (“Premium Advantage”) and NASDAQ Premium Income & Growth Fund Inc. (“Premium Income” and together with Premium Advantage, the “Target Funds” and each, a “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Target Fund’s Board of Trustees or Board of Directors, as applicable (each, a “Board” or the “Board” and each Trustee or Director, a “Board Member”), for use at the Annual Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, September 19, 2014, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”), to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Premium Advantage is organized as a Massachusetts business trust. Premium Income is organized as a Maryland corporation. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Target Funds on or about August 1, 2014. Shareholders of record of the Target Funds as of the close of business on July 24, 2014 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in Nuveen NASDAQ 100 Dynamic Overwrite Fund, a newly formed Massachusetts business trust (the “Acquiring Fund”). Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Target Fund who execute proxies or provide voting instructions by telephone or by

Internet may revoke them at any time before a vote is taken on the proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Target Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meetings is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

The following table indicates the proposals of each Target Fund for which the votes of common shareholders of each Fund are being solicited pursuant to this Joint Proxy Statement/Prospectus.

Shareholders of Premium Advantage,

1(a)	to elect four (4) Class II Board Members.

2	to approve the Agreement and Plan of Reorganization.

3(a)	to approve a new investment management agreement between Nuveen Fund Advisors, LLC and the Fund.

3(b)	to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Gateway Investment Advisers, LLC.

For Shareholders of Premium Income,

1(b)	to elect twelve (12) Board Members.

2	to approve the Agreement and Plan of Reorganization.

3(a)	to approve a new investment management agreement between Nuveen Fund Advisors, LLC and the Fund.

3(b)	to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Target Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal No. 1.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record at the close of business on July 24, 2014 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of July 24, 2014, the shares of the Target Funds issued and outstanding are as follows:

Target Fund (Ticker Symbol)	Common Shares(1)
Premium Advantage (JLA)	25,679,417
Premium Income (QQQX)	18,530,957

(1)	The common shares of Premium Advantage are listed on the NYSE, and the common shares of Premium Income are listed on the NASDAQ Global Select Market (“NASDAQ”). Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will be listed on NASDAQ. Reports, proxy statements and other information concerning Premium Advantage can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005; reports, proxy statements and other information concerning Premium Income can be inspected at the offices of NASDAQ, One Liberty Plaza, 165 Broadway, New York, New York 10006.

The proposed reorganizations seek to combine two funds that have similar investment objectives, policies, strategies and risks into a newly formed Massachusetts business trust so as to achieve certain economies of scale and other operational efficiencies. The Agreement and Plan of Reorganization by and among Premium Advantage, Premium Income and the Acquiring Fund provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of such Target Fund; and (ii) the pro rata distribution of the newly issued Acquiring Fund common shares received by each Target Fund to its common shareholders as part of the liquidation, dissolution and termination of such Target Fund in accordance with applicable law (each, a “Reorganization” and collectively, the “Reorganizations”). The aggregate net asset value as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) of the Acquiring Fund common shares received by each Target Fund in connection with the Reorganizations will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Target Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to any Target Fund’s common shareholders in connection with the Reorganizations and, in lieu of such fractional shares, each Target

Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value.

The Acquiring Fund will operate after the Reorganizations as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The Reorganizations are required to be approved by the affirmative vote of the holders of a majority of each Target Fund’s outstanding common shares, voting separately.

In order for the Reorganizations to occur, each Target Fund must obtain the requisite shareholder approval as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions, if the other Target Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Fund as a stand-alone fund.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Funds should know before voting on the proposals and constitutes an offering of common shares of the Acquiring Fund only. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganizations, dated July 30, 2014 (the “Reorganization SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for Premium Advantage and the financial highlights for Premium Advantage contained in Premium Advantage’s Annual Report for the fiscal year ended December 31, 2013; and

(iii)	the audited financial statements and related independent registered public accounting firm’s report for Premium Income and the financial highlights for Premium Income contained in Premium Income’s Annual Report for the fiscal year ended December 31, 2013.

No other parts of the Target Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “NASDAQ Equity Option Fund Reorganization SAI.” In

addition, each Target Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Reorganizations. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

JOINT PROXY STATEMENT/PROSPECTUS

JULY 30, 2014

NUVEEN EQUITY PREMIUM ADVANTAGE FUND (JLA)

NASDAQ PREMIUM INCOME & GROWTH FUND INC. (QQQX)

AND

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS (SHAREHOLDERS OF EACH TARGET FUND)

Premium Advantage

Pursuant to Premium Advantage’s declaration of trust and by-laws, the Fund’s Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. At the Annual Meeting for Premium Advantage, four Class II Board Members are to be elected by shareholders. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members for a term expiring at the 2017 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Hunter, Schneider, Schreier, Stockdale, Stone and Stringer are current and continuing Board Members. Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the 2016 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Schreier and Schneider have been designated as Class III Board Members for a term expiring at the 2015 annual meeting of shareholders or until their successors have been duly elected and qualified.

Board Members Hunter, Stockdale, Stone and Stringer were last elected to Premium Advantage’s Board as Class I Board Members at the Fund’s annual meeting of shareholders held on April 3, 2013; Board Members Bremner, Evans and Schneider were last elected to Premium Advantage’s Board as Class III Board Members at the Fund’s annual meeting of shareholders held on March 30, 2012; and Board Members Kundert and Toth were last elected to Premium Advantage’s Board as Class II Board Members at the Fund’s annual meeting of shareholders held on May 6, 2011. Effective September 1, 2013, Mr. Adams and Mr. Nelson were appointed to Premium Advantage’s Board and designated as Class II Board Members. Effective September 1, 2013, Mr. Schreier was appointed to Premium Advantage’s Board and designated as a Class III Board Member.

Premium Income

At the Annual Meeting for Premium Income, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. For Premium Income, twelve (12) Board Members are to be elected by shareholders. Board Members Adams, Bremner, Evans, Hunter, Kundert, Nelson, Schneider, Schreier, Stockdale, Stone, Stringer and Toth are nominees for election by shareholders.

Each Board Member was last elected to Premium Income’s Board at the Fund’s annual meeting of shareholders held on April 3, 2013 except for Board Members Adams, Nelson and Schreier, who were appointed to the Fund’s Board effective September 1, 2013.

Both Target Funds

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Target Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Target Fund’s present Board.

Following the Reorganizations, the individuals who serve as Board Members and officers of the Target Funds will serve as Board Members and officers of the Acquiring Fund.

For all Target Funds, other than Messrs. Adams and Schreier, all Board Member nominees are not “interested persons,” as defined in the 1940 Act, of the Funds or the Adviser and have never been an employee or director of Nuveen Investments, the Adviser’s parent company.

The Board of each Target Fund unanimously recommends that shareholders of the Fund vote FOR the election of the nominees named herein.

Board Members and Nominees

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Independent Board Members

William J. Schneider(2) 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board; Board Member	Term: Annual or Class III Board Member until 2015 annual meeting Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	200	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (1940)	Board Member	Term: Annual or Class III Board Member until 2015 annual meeting Length of Service: Since 1996; Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	200	None

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: Annual or Class III Board Member until 2015 annual meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	200	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: Annual or Class I Board Member until 2016 annual meeting Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	200	Director (since 2004) of Xerox Corporation

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (1942)	Board Member	Term: Annual or Class II Board Member until 2014 annual meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	200	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: Annual or Class II Board Member until 2014 annual meeting Length of Service: Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	200	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: Annual or Class I Board Member until 2016 annual meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: Annual or Class I Board Member until 2016 annual meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200	Director, CBOE Holdings, Inc. (since 2010)

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (1944)	Board Member	Term: Annual or Class I Board Member until 2016 annual meeting Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	200	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) 333 West Wacker Drive Chicago, IL 60606 (1959)	Board Member	Term: Annual or Class II Board Member until 2014 annual meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Interested Board Members

William Adams IV(4) 333 West Wacker Drive Chicago, IL 60606 (1955)	Board Member	Term: Annual or Class II Board Member until 2014 annual meeting Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President, U.S. Structured Products (1999-2010), of Nuveen Investments, Inc.; Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	127	None

Thomas S. Schreier, Jr.(4) 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: Annual or Class III Board Member until 2015 annual meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	125	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, in an amount equal to at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The dollar range of equity securities beneficially owned by each Board Member in each Target Fund and all Nuveen funds overseen by the Board Member as of December 31, 2013 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2013 is set forth in Appendix A. As of December 31, 2013, each Board Member’s and executive officer’s individual beneficial shareholdings of each Target Fund constituted less than 1% of the outstanding shares of each Fund. As of December 31, 2013, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Target Fund. No Board Member who is not an interested person of the Funds or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Nuveen Investments, Gateway Investment Advisers, LLC (with respect to Premium Advantage), or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Nuveen Investments or Gateway Investment Advisers, LLC (with respect to Premium Advantage).

Compensation

Prior to January 1, 2014, each Independent Board Member received a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committees; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2014, Independent Board Members receive a $150,000 annual retainer plus: (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year and the aggregate compensation paid by all Nuveen funds to each Board Member for the calendar year ended December 31, 2013.

Aggregate Compensation from the Funds(1)

Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson*	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Premium Advantage	$2,098	$1,953	$1,804	$979	$40	$2,250	$858	$1,911	$799	$942
Premium Income	879	733	648	842	53	890	738	739	690	811

Total Compensation from Nuveen Funds Paid to Board Members/ Nominees	$334,516	$287,880	$251,250	$311,158	$17,667	$337,104	$283,062	$283,276	$256,750	$305,513

*	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson*	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Premium Advantage	$338	$513	$0	$979	$0	$2,250	$169	$326	$0	$196
Premium Income	$140	$172	$0	$842	$0	$890	$138	$286	$0	$171

*	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee.    The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Dividend Committee.    The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Audit Committee.    The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE, NYSE MKT or the NASDAQ Stock Market (“NASDAQ”), as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen.

The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE, NYSE MKT or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix C. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Compliance, Risk Management and Regulatory Oversight Committee.    The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Closed-End Funds Committee.    The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Number of Board Meetings.    The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix B.

Board Member Attendance.    During each Fund’s last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV.    Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“MBA”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner.    Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans.    President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter.    Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (“FOMC”). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert.    Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President

of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006–2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson.    Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and was former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider.    Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.    Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp

Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale.    Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone.    Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer.    Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth.    Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006–2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	202

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	93

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	202

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	202

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	202

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	202

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	202

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	202

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	202

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	202

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	202

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

Independent Registered Public Accounting Firm

The Board of each Target Fund has appointed PricewaterhouseCoopers LLP as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year.

A representative of PricewaterhouseCoopers LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. PricewaterhouseCoopers LLP has informed each Target Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit Committee Report

The Audit Committee of the Board of each Target Fund is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Target Fund, (2) the quality and integrity of the Target Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Target Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Target Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Target Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the NYSE, NYSE MKT, NASDAQ, Section 10A of the Exchange Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Target Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Target Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Target Fund’s independent registered public accounting firm provided to the Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Target Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Target Fund’s Annual Report.

The current members of the Committee are:

Jack B. Evans

Robert P. Bremner

David J. Kundert

Carole E. Stone

Terence J. Toth

Audit and Related Fees

The following tables provide the aggregate fees billed during each Target Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Target Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Funds		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Premium Advantage	$26,309	$27,630	$0	$0	$0	$0	$1,960	$3,250	$0	$0	$0	$0	$0	$0
Premium Income	$26,037	$27,386	$0	$0	$0	$0	$1,960	$3,250	$0	$0	$0	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements for leveraged funds.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Premium Advantage	$1,960	$3,250	$0	$0	$0	$0	$1,960	$3,250
Premium Income	$1,960	$3,250	$0	$0	$0	$0	$1,960	$3,250

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Target Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Target Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Target Fund). None of the services rendered by the independent registered public accounting firm to each Target Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation  S-X.

Shareholder Approval

For Premium Advantage, the affirmative vote of a plurality of the common shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For Premium Income, the affirmative vote of a majority of the common shares outstanding and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal for each Target Fund, abstentions and broker non-votes will have no effect on the election of Board Members. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The Board of each Target Fund recommends that shareholders of the Fund vote FOR the election of the nominees named herein.

PROPOSAL NO. 2—REORGANIZATIONS OF THE TARGET FUNDS INTO

THE ACQUIRING FUND

(SHAREHOLDERS OF EACH TARGET FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganizations and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

Background and Reasons for the Reorganizations

The boards of directors/trustees of Nuveen’s equity option closed-end funds, including the Board of each of the Target Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining Nuveen’s equity option product line. The proposals included the Reorganizations of the Target Funds into the Acquiring Fund. Each Board has determined that the Reorganization proposed for its Target Fund would be in the best interests of its Fund. Each Target Fund’s Board considered the Reorganization as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Target Funds and the Acquiring Fund have similar investment objectives, policies, strategies and risks. The proposed Reorganizations are intended to result in a lower effective management fee rate based on managed assets from the availability of breakpoints in the applicable fee schedule and a contractual reduction in the fund-level management fee and lower total expenses per common share over time for shareholders of each Target Fund (as shareholders of the Acquiring Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Acquiring Fund. The proposed Reorganizations also are intended to enhance the secondary trading market for common shares of the combined fund as a result of the greater share volume of the Acquiring Fund.

In order for the Reorganizations to occur, each Target Fund must obtain the requisite shareholder approval as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions, if the other Target Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “C. Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes, except to the extent common shareholders of a Target Fund receive cash in lieu of fractional Acquiring Fund common shares being distributed. The Target Funds employ a managed distribution policy pursuant to which a Fund’s regular distributions may be comprised of net income from portfolio investments, as well as net realized capital gains from the portfolio and, if necessary, a return of capital (representing, in some cases, net unrealized capital gains). Consequently, each Target Fund expects to have declared all of its net investment income and net capital gains, if any, as of the closing of the Reorganizations if approved by shareholders. If shareholders of the Funds approve the Reorganizations, prior to the closing date, Premium Advantage is expected to sell a portion of the securities in its equity portfolio consisting of common stocks that are not included in the index whose performance the Acquiring Fund seeks to replicate. Such sales are expected to represent approximately 11% of the net assets of Premium Advantage. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $11,000, based on average commission rates normally paid by Premium Advantage, if such sales occurred on December 31, 2013. Capital gains from such portfolio sales are not expected to result in increased distributions of net capital gain or net investment income by Premium Advantage due to available capital loss carryforwards.

Comparison of the Target Funds and the Acquiring Fund

General. Each Target Fund is a diversified closed-end management investment company. The Acquiring Fund is a non-diversified closed-end management investment company. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Premium Advantage	February 22, 2005	Massachusetts	business trust
Premium Income	August 24, 2004	Maryland	corporation
Acquiring Fund	May 20, 2014	Massachusetts	business trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Premium Advantage	Unlimited	25,679,417	$0.01	None	None	NYSE
Premium Income	100,000,000	18,530,957	$0.001	None	None	NASDAQ
Acquiring Fund	Unlimited	—	$0.01	None	None	NASDAQ(2)

(1)	As of July 24, 2014.
(2)	Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will be listed on NASDAQ.

Investment Objectives and Policies. The Funds have similar investment objectives. The Acquiring Fund’s investment objective is to seek attractive total return with less volatility than the NASDAQ-100 Index. Premium Advantage’s primary investment objective is to provide a high level of current income and gains from net index option premiums. Premium Advantage’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. Premium Income’s investment objective is high current income and capital appreciation. There can be no assurance that a Fund will achieve its investment objective(s). While the Acquiring Fund’s investment objective includes a volatility component and thereby differs from those of the Target Funds, it is not expected that this difference will result in any significant differences between how the Target Funds’ assets are currently managed and how the Acquiring Fund’s assets will be managed after the Reorganizations.

The Funds also have similar investment strategies; however, while the Acquiring Fund’s principal investment strategies are substantially comparable to those of Premium Income, the Acquiring Fund’s principal investment strategies differ from those of Premium Advantage. The following is a summary of the principal investment strategies of the Funds. “Managed Assets” includes the net assets of a Fund as well as assets of a Fund that are attributable to certain types of leverage.

Premium Advantage	Premium Income	Acquiring Fund	Differences

Investment Objective:

The Fund’s primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective.

	Investment Objective: The Fund’s investment objective is high current income and capital appreciation.	Investment Objective: The Fund seeks attractive total return with less volatility than the NASDAQ-100 Index.

The Acquiring Fund’s investment objective focuses on the pursuit of attractive total return, without prioritizing capital appreciation or current income, and includes a volatility component. The differences between the Acquiring Fund’s investment objective and the investment objectives of the Target Funds are not expected to result in any significant differences in portfolio management.

Premium Advantage	Premium Income	Acquiring Fund	Differences

Principal Equity Strategy:

Under normal market circumstances, the Fund will invest its Managed Assets in a diversified equity portfolio that is designed to support its principal option strategy. The equity portfolio is designed to substantially replicate the weighted average price movements of a target index comprised of the S&P 500 Index (50%) and the NASDAQ-100 Index (50%).

Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in its equity portfolio and option strategy, and in no case will the Fund invest less than 80% of its Managed Assets in its equity portfolio.

Principal Equity Strategy:

The Fund will invest, under normal circumstances, substantially all of its net assets in a portfolio of investments designed to closely track the performance over time, before fees and expenses, of the NASDAQ-100 Index.

Under normal circumstances, at least 80% of the value of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in the stocks listed on NASDAQ or in other securities or instruments with economic characteristics similar to such stocks.

Principal Equity Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in a diversified equity portfolio that seeks to substantially replicate price movements of the NASDAQ-100 Index and is designed to support the Fund’s principal options strategy.

Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets in its principal equity strategy or otherwise in pursuit of its investment objective.

While the Acquiring Fund and Premium Income seek to replicate the performance of the NASDAQ-100 Index, Premium Advantage seeks to replicate the performance of a target index comprised of the S&P 500 Index and the NASDAQ-100 Index.

Premium Advantage	Premium Income	Acquiring Fund	Differences
Principal Options Strategy: The Fund’s principal option strategy will consist of writing (selling) call options on a continuous basis on substantially the full value of the equity portfolio.

Principal Options Strategy:

The Fund will use certain option strategies, primarily consisting of writing (selling) NASDAQ-100 Index call options, typically against approximately 30% to 50% of the value of the Fund’s equity portfolio, to generate premium income and reduce the volatility of the Fund’s returns, with the intent of improving the Fund’s risk adjusted returns.

Principal Options Strategy:

Under normal circumstances, the Fund will sell index call options, call options on custom baskets of securities and covered call options on individual securities. The Fund targets an overwrite level of approximately 55% over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of the Fund’s equity portfolio.

The Acquiring Fund and Premium Income both employ a dynamic options strategy that covers a variable percentage of the Fund’s equity portfolio, while Premium Advantage employs a constant options strategy that covers the entire value of the Fund’s equity portfolio. The Acquiring Fund’s dynamic options strategy may cover a larger percentage of the Fund’s equity portfolio than Premium Income’s dynamic options strategy (35% to 75% versus 30% to 50%).

Premium Advantage	Premium Income	Acquiring Fund	Differences

Other Derivatives:

The derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter (“OTC”) options on securities or indices; index-linked securities; swaps; and currency exchange transactions.

Other Derivatives:

In addition to writing index call options or other options strategies, the Fund may use other derivatives, such as, among others, total return and other types of swaps, forward contracts, futures and options on futures and swaps.

		Other Derivatives: The Fund may enter into futures contracts, forward contracts and swap agreements and other derivative instruments consistent with its investment objective and policies.	Substantially similar.

Debt Securities: Although the Fund has no current intention to do so, the Fund may invest up to 20% of its Managed Assets in adjustable rate senior loans and other debt instruments.	Debt Securities: No stated policy.

Debt Securities:

The Fund may, from time to time, manage its cash by investing a part of its assets in short-term, high quality fixed-income securities. Under normal circumstances, the Fund will invest no more than 10% of its assets in such securities.

None of the Funds currently invests a significant portion of its assets in debt securities or has any current intention to do so.

Premium Advantage	Premium Income	Acquiring Fund	Differences

Leverage:

Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares of beneficial interest and/or borrowing or issuing commercial paper or notes in an amount up to 20% of the Fund’s Managed Assets.

Leverage:

Although it has no present intention to do so, the Fund may use leverage to increase its investments or for other management activities. The Fund may borrow money from banks in amounts up to 33 1/3% of the value of its total assets to finance additional investments. In addition, the Fund may issue preferred shares to the extent permitted under the 1940 Act.

		Leverage: The Fund will not employ leverage.	Substantially similar. None of the Funds employs leverage.

Illiquid Securities:

The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

	Illiquid Securities: The Fund may invest in illiquid securities without limit.	Illiquid Securities: The Fund may invest in illiquid securities without limit.	Premium Income has a stated limit while the Acquiring Fund and Premium Advantage do not.

Premium Advantage	Premium Income	Acquiring Fund	Differences

Temporary Defensive Positions:

During temporary defensive periods or in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Temporary Defensive Positions:

The Fund generally does not intend to depart from its buy and hold investment strategy in response to adverse market, economic or political conditions by engaging in transactions or strategies that would involve selling securities constituting or intended to correlate with the NASDAQ-100 Index in order to purchase the securities of other issuers or by seeking other temporary defensive positions such as cash. The Fund is not required to hedge its risk under its equity portfolio.

Temporary Defensive Positions:

During temporary defensive periods, the Fund may deviate from its investment objective and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.

The Acquiring Fund and Premium Advantage may take temporary defensive positions, but Premium Income may not.

Foreign Securities:

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

Foreign Securities: No stated policy.

Foreign Securities:

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The investment policies of the Acquiring Fund and Premium Advantage expressly contemplate investing up to 20% of Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, while Premium Income’s investment policies are silent in that regard.

Premium Advantage	Premium Income	Acquiring Fund	Differences

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly.

Other Investment Companies:

The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the 1940 Act and exemptive orders issued by the SEC.

Other Investment Companies

Consistent with the Fund’s investment objective and policies, the Fund may invest in securities of other investment companies such as, among others, exchange-traded funds, subject to limitations imposed by the 1940 Act and exemptive orders issued by the SEC.

Substantially similar.

Key Characteristics. The following is a summary comparison of the key characteristics of the Funds.

	Premium Advantage	Premium Income	Acquiring Fund
Index	S&P 500 Index (50%) and NASDAQ-100 Index (50%)	NASDAQ-100 Index	NASDAQ-100 Index

Type of Options Strategy(1)	Constant	Dynamic	Dynamic

Overwrite Range(2)	N/A	30% to 50%	35% to 75%

Overwrite Target(2)	Approximately 100%	40%	55%

Sub-Adviser	Gateway Investment Advisers, LLC	Nuveen Asset Management, LLC	Nuveen Asset Management, LLC

(1)	Under a “dynamic” options strategy, call options are sold on a varying percentage of the underlying stock portfolio. Under a “constant” options strategy, call options are sold on the entire value of the underlying stock portfolio.
(2)	The overwrite percentage is the value of the stocks that are linked to the call options written relative to the value of the total equity portfolio.

Portfolio Turnover. If shareholders of the Funds approve the Reorganizations, prior to the closing date, Premium Advantage is expected to sell a portion of the securities in its equity portfolio consisting of common stocks that are not included in the NASDAQ-100 Index. Such sales are expected to represent approximately 11% of the net assets of Premium Advantage. In addition, prior to the closing date, Premium Advantage is expected to reduce the percentage of its equity portfolio on which call options are written to conform its option overwrite percentage to the Acquiring Fund’s target overwrite percentage.

No significant changes to the investment portfolio of Premium Income are expected to be required in connection with the Reorganizations.

Leverage. None of Premium Advantage, Premium Income or the Acquiring Fund employs leverage. However, each Fund is permitted to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Board Members and Officers. Premium Advantage and Premium Income have the same Board Members and officers, and these same individuals will serve as Board Members and officers of the Acquiring Fund. The management of each Fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and each Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Target Fund currently has, and the Acquiring Fund will have, twelve (12) Board Members, two (2) of whom are “interested persons” (as defined in the 1940 Act) and ten (10) of whom are Independent Board Members. The names and business addresses of the Board Members and officers of the Target Funds (who will be the Board Members and officers of the Acquiring Fund following the Reorganizations) and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1.”

While the Target Funds have the same Board Members and those same individuals will serve as the Board Members of the Acquiring Fund following the Reorganization, Premium Income has a board structure that is different from the structure for Premium Advantage and the Acquiring Fund. All members of the board of directors of Premium Income stand for election each year. In contrast to Premium Income’s board structure, and pursuant to the by-laws of Premium Advantage and the Acquiring Fund, the board of trustees of each of Premium Advantage and the Acquiring Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board.

Investment Adviser. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Target Fund and will serve as investment adviser to the Acquiring Fund following the Reorganizations. Nuveen Fund Advisors is responsible for overseeing each Fund’s overall investment strategy and asset allocation decisions. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP (the “TIAA-CREF Transaction”). TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen

Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a certain percentage of Nuveen’s clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Fund Advisors has selected Gateway Investment Advisers, LLC (“Gateway”) to serve as a sub-adviser to Premium Advantage pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Gateway (the “Gateway Sub-Advisory Agreement”). Gateway has an over 30-year history of providing hedged equity strategies for risk-conscious investors. The firm’s largest (by assets) strategy seeks to capture the majority of returns associated with investing in equity securities while minimizing risk. Gateway is organized as a Delaware limited liability company. Gateway is a wholly-owned subsidiary of Natixis Global Asset Management, L.P., a subsidiary of Natixis, the corporate, investment management and financial services arm of Groupe BPCE, the second largest banking group in France. As of March 31, 2014, Gateway managed approximately $12.4 billion in assets. The business address of Gateway is 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202.

Nuveen Fund Advisors has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” and together with Gateway, the “Sub-Advisers” and each, a “Sub-Adviser”) to serve as a sub-adviser to Premium Income pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “NAM Sub-Advisory Agreement” and together with the Gateway Sub-Advisory Agreement, the “Target Fund Sub-Advisory Agreements”). Nuveen Asset Management, an affiliate of Nuveen Investments, is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. The business address of Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors has also selected Nuveen Asset Management to serve as a sub-adviser to the Acquiring Fund following the Reorganizations pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Acquiring Fund Sub-Advisory Agreement” and together with the Target Fund Sub-Advisory Agreements, the “Sub-Advisory Agreements”).

Each Sub-Adviser, a registered investment adviser, oversees day-to-day operations and manages the investment of its Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreements, Gateway and Nuveen Asset Management are compensated for the services they provide to the applicable Fund with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, each Target Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015, and the Acquiring Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until

August 1, 2015. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Independent Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has agreed to reduce the management fee of the Acquiring Fund by two basis points on the aggregate net asset value of the assets of Premium Advantage acquired by the Acquiring Fund, calculated prior to the consummation of the Reorganizations. Using the Target Funds’ respective net asset values as of December 31, 2013, this would have resulted in an overall reduction in the management fee of the Acquiring Fund by approximately one basis point at each breakpoint level.

The annual fund-level fee rate for each Fund, payable monthly, is calculated by applying the annual rates set forth in the following schedules to average total daily managed assets of the Fund:

Fund-Level Fee Schedules for the Target Funds and the Acquiring Fund

Average Daily Managed Assets*	Fund-Level Fee Rate (Target Funds)	Fund-Level Fee Rate (Acquiring Fund)(1)
For the first $500 million	0.7000%	0.6900%
For the next $500 million	0.6750%	0.6650%
For the next $500 million	0.6500%	0.6400%
For the next $500 million	0.6250%	0.6150%
For Managed Assets over $2 billion	0.6000%	0.5900%

*	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).
(1)	Estimated based on the respective net asset values of Premium Advantage and Premium Income as of December 31, 2013.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided to Premium Advantage pursuant to the Gateway Sub-Advisory Agreement, Nuveen Fund Advisors pays Gateway a fee, payable monthly, equal to a percentage of the net advisory fees paid by Premium Advantage to

Nuveen Fund Advisors under the Fund’s Investment Management Agreement with respect to the Fund’s net assets in accordance with the following schedule:

Net Assets	Sub-Adviser’s Annual Fee Rate
Up to $500 million	0.30000%
$500 million to $1 billion	0.28750%
$1 billion to $1.5 billion	0.27500%
$1.5 billion to $2.0 billion	0.26250%
In excess of $2.0 billion	0.25000%

For the services provided to Premium Income pursuant to the NAM Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a per annum portfolio management fee, payable monthly, of 0.39% of the Fund’s managed assets. For the services provided to the Acquiring Fund pursuant to the Acquiring Fund Sub-Advisory Agreement, Nuveen Fund Advisors will pay Nuveen Asset Management a per annum portfolio management fee, payable monthly, of 0.39% of the Fund’s managed assets.

The effective fund-level fee rate as a percentage of average daily Managed Assets for the Acquiring Fund is expected to be lower than the current effective fund-level fee rate for each Target Fund due to the combination of the assets of the Target Funds and the Acquiring Fund’s ability to benefit from available breakpoints in the applicable fee schedule that reduce the fee rate as Managed Assets increase in size. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of December 31, 2013, the complex-level fee rate for each Fund was 0.1686%.

The annual complex-level fee for each Fund, payable monthly, will be calculated in a manner that results in an effective rate at the specified complex-level asset amounts as set forth in the following schedule:

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

A discussion of the basis for the Board’s most recent approval of each Target Fund’s Investment Management Agreement and Sub-Advisory Agreement and a discussion of the basis for the Board’s approval of each Target Fund’s proposed new Investment Management Agreement and proposed new Sub-Advisory Agreement are included under “Proposal No. 3—C. Board Considerations.”

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Gateway is responsible for execution of specific investment strategies and day-to-day investment operations of Premium Advantage. Gateway manages the portfolio of Premium Advantage using a team of analysts and portfolio managers that focuses on a specific group of funds. Michael T. Buckius and Kenneth H. Toft are the portfolio managers of Premium Advantage.

Mr. Buckius is Gateway’s Chief Investment Officer as well as a Senior Vice President and Portfolio Manager. He joined Gateway in 1999 as Vice President and Portfolio Manager, prior to which he worked as an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company. Mr. Buckius, along with Mr. Toft, also serves as a co-portfolio manager of Gateway’s flagship open-end fund, the Gateway Fund.

Mr. Toft joined Gateway in 1992 and is currently a Senior Vice President and Portfolio Manager. He had been a Vice President and Portfolio Manager for the firm since 1997, prior to which he held the position of Senior Trader and Research Analyst. Mr. Toft, along with Mr. Buckius, also serves as a co-portfolio manager of Gateway’s flagship open-end fund, the Gateway Fund.

Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations of Premium Income and will be responsible for execution of specific investment strategies and day-to-day investment operations of the Acquiring Fund following the Reorganizations. Nuveen Asset Management manages the portfolio of Premium Income and will manage the portfolio of the Acquiring Fund using a team of analysts and portfolio managers that focuses on a specific group of funds. Keith Hembre and David Friar are the portfolio managers of Premium Income and will serve as portfolio managers of the Acquiring Fund following the Reorganizations.

Mr. Hembre, Managing Director of Nuveen Asset Management, entered the financial services industry in 1992. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as Nuveen Asset Management’s Chief Economist and Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.

Mr. Friar, Senior Vice President and Portfolio Manager of Nuveen Asset Management since January 2011, entered the financial services industry in 1998. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI. Messrs. Hembre and Friar will manage the Acquiring Fund upon completion of the Reorganization.

Comparative Risk Information

Because the Funds have similar investment objectives, policies and strategies, the principal risks of the Funds are similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of common stocks and employing a call option writing strategy, which include:

•

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•	Common Stock Risk. Common stock returns often have experienced significant volatility.

•

Call Option Risk. The value of call options written (sold) by the Funds will fluctuate. The Funds may not participate in any appreciation of their equity portfolios as fully as they would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of their equity portfolios.

•

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

•

Tax Risk. The tax treatment and characterization of each Fund’s distributions may vary significantly from time to time because of the varied nature of each Fund’s investments and each Fund’s use of a managed distribution program. See “C. Information About the Reorganizations—Description of Shares Issued by the Acquiring Fund; Comparison to Target Funds—Distributions.” Each Fund’s investments may also be subject to special (and generally disadvantageous) provisions of the Code, such as the “straddle rules.” In addition, the tax treatment of each Fund’s investments and distributions could be affected by new Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations.

•

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

The principal risks of investing in the Acquiring Fund are described in more detail below. See “B. Risk Factors.” An investment in a Target Fund is also generally subject to each of these principal risks. In addition to the risks described below, an investment in Premium Income is subject to the risk of no temporary defensive positions. Under Premium Income’s investment policies, Premium Income seeks to invest in accordance with its investment objective and generally will not adopt a temporary defensive position to hedge against adverse market conditions. An investment in Premium Advantage or the Acquiring Fund would not be subject to this risk.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Target Fund’s fiscal year ended December 31, 2013 and the pro-forma expenses for the 12 months ended December 31, 2013, for the Acquiring Fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table

	Premium Advantage(1)	Premium Income(1)	Acquiring Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.87%	0.87%	0.85%
Other Expenses(3)	0.10%	0.13%	0.11%

Total Annual Expenses	0.97%	1.00%	0.96%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of Premium Advantage and Premium Income for the twelve (12) months ended December 31, 2013.
(2)	The Acquiring Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s fund-level management fee rates to the Acquiring Fund Pro Forma assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization. The Acquiring Fund’s fund-level management fee rates give effect to a reduction in the management fee of the Acquiring Fund by two basis points on the aggregate net asset value of the assets of Premium Advantage acquired by the Acquiring Fund. Acquiring Fund Pro Forma expenses do not include the expenses to be borne by the Target Funds in connection with the Reorganizations, which are estimated to be $525,000 (0.15%) for Premium Advantage and $10,000 (0.00%) for Premium Income. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended December 31, 2013.
(3)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Premium Advantage	$10	$31	$54	$119
Premium Income	$10	$32	$55	$122
Acquiring Fund Pro Forma	$10	$31	$53	$118

Comparative Performance Information

Comparative total return performance for the Target Funds for the periods ended December 31, 2013:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Since Inception	One Year	Five Years	Since Inception
Premium Advantage	14.88%	12.26%	5.93%	16.23%	14.89%	4.75%
Premium Income	31.30%	21.27%	9.75%	27.04%	25.30%	8.89%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value and reinvested distributions at net asset value. The last distribution declared in the period, which is typically paid on the first business day of the following quarter, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last distribution declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested distributions at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following quarter, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

The principal risks of investing in the Acquiring Fund are described below. The Target Funds and the Acquiring Fund have similar investment objectives, policies and strategies; however, while the Acquiring Fund’s principal investment strategies are substantially comparable to those of Premium Income, the Acquiring Fund’s principal investment strategies differ from those of Premium Advantage, as described above.

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund.

Principal Risks

The Acquiring Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Acquiring Fund dividends and distributions.

Investment and Market Risk. An investment in the Acquiring Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Acquiring Fund.

Common Stock Risk. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Technology Company Investment Risk. A substantial portion of the securities represented in the NASDAQ-100 Index are in the technology sector. A principal part of the Acquiring Fund’s investment strategy involves purchasing and managing a portfolio that seeks to substantially replicate price movements of the NASDAQ-100 Index. As a result, the Acquiring Fund may invest a substantial portion of its assets in technology companies. The market prices of technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies. Those technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the NASDAQ-100 Index and the performance of the Acquiring Fund. Technology company investment risk is not a principal risk applicable to an investment in Premium Advantage.

Call Option Risk. As the writer of a call option, the Acquiring Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the security underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying security over the exercise price on the expiration date. As the Acquiring Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Acquiring Fund experiences net asset value erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.

In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Acquiring Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Acquiring Fund intends to mitigate the risks of its written index call positions by holding a diversified portfolio of stocks that seeks to replicate price movements of the NASDAQ-100 Index. However, the Acquiring Fund bears a risk that the value of the securities held by the Acquiring Fund will vary from the value of the NASDAQ-100 Index. Accordingly, the Acquiring Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Acquiring Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Dividend Income Risk. Dividends paid on the securities held by the Acquiring Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Acquiring Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Tax Risk. The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Acquiring Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Acquiring Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Acquiring Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Acquiring Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in his common shares, with any amounts exceeding such basis treated as gain from the sale of his common shares. While a portion of the Acquiring Fund’s income distributions will be classified as “qualified dividend income,” enabling individual investors who meet certain holding period and other requirements to receive the benefit of favorable federal income tax treatment, there can be no assurance as to the percentage of the Fund’s income distributions that will be “qualified dividend income.” In addition, the Acquiring Fund’s income distributions that qualify for such favorable tax treatment may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. If positions held by the Acquiring Fund were treated as “straddles” for federal income tax purposes, or the Acquiring Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, gain or loss on positions in a straddle is subject to special (and generally disadvantageous) rules. The Acquiring Fund currently intends to manage its equity portfolio generally in order to avoid being subject to the “straddle rules” under federal income tax law. The Acquiring Fund expects that positions held under this strategy will not be considered straddles because the Fund’s equity portfolio will not have substantial overlap with the stocks comprising the NASDAQ-100 Index. Accordingly, based on current law, the Acquiring Fund intends to maintain an overlap of less than 70% between the stocks held in its equity portfolio and the stocks comprising the NASDAQ-100 Index. Under certain circumstances, however, the Acquiring Fund may enter into option transactions or certain other investments that may constitute positions in a straddle.

Non-Diversification Risk. Because the Acquiring Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Acquiring Fund will be more susceptible than a diversified fund to fluctuations in the prices of securities of a single issuer.

Non-U.S. Issuer Risk. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Acquiring Fund may not be able to sell its portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non- U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchange or otherwise and (viii) withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Acquiring Fund invests in securities of issuers in emerging market countries.

Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Acquiring Fund’s investments and the availability to the Fund of additional investments in such countries. Non-U.S. issuer risk is not a principal risk applicable to an investment in Premium Income.

Debt Securities Risk. The Acquiring Fund’s investments in debt securities are generally subject to issuer credit risk and interest rate risks. Issuers of debt instruments in which the Acquiring Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Acquiring Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. To the extent that the credit rating assigned to a security in the Acquiring Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. Interest rate risk is the risk that fixed-rate debt instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall.

Illiquid Securities Risk. The Acquiring Fund may invest in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Acquiring Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Acquiring Fund’s counterparties with respect to OTC options, derivatives or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties to these transactions in the past have incurred significant losses and financial hardships, including bankruptcy, as a result of significant exposure to credit investments that have experienced defaults or otherwise suffered extreme credit deterioration. Such hardships reduced these entities’ capital and called into question their continued ability to perform their obligations. There can be no assurance that the counterparties to the Acquiring Fund’s OTC options or other derivative instruments will not suffer similar financial hardships in the future. By using OTC options, derivatives or other transactions supported by a counterparty’s credit, the Acquiring Fund assumes the risk that the counterparty could experience similar financial hardships. In the event of the insolvency of a counterparty, the Acquiring Fund may sustain losses or be unable to liquidate a derivatives position.

Market Discount From Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Acquiring Fund’s net asset value could decrease as a result of its investment activities. Shares of closed-end investment companies like the Acquiring Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Acquiring Fund’s net asset value but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic conditions, and other factors beyond the control of the Acquiring Fund, the Fund cannot predict whether the common shares will trade at, below or above net asset value.

Repurchase Agreement Risk. With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Acquiring Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Acquiring Fund cannot predict the effects of similar events in the future on the U.S. economy. Equity securities tend to be highly volatile, so that these events and any actions resulting from them may have a significant impact on the prices and volatility of the Acquiring Fund’s investments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Anti-Takeover Provisions. The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The boards of directors/trustees of Nuveen’s equity option closed-end funds, including the Board of each of the Target Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining Nuveen’s equity option product line. The proposals included the Reorganization of each Target Fund into the Acquiring Fund. Each Board has determined that the Reorganization proposed for its Fund would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Target Funds and the Acquiring Fund have similar investment objectives, policies, strategies and risks. The proposed Reorganizations are intended to result in a lower effective management fee rate based on Managed Assets from the availability of lower breakpoints in the applicable fee schedule and lower total expenses per common share for shareholders of each Target Fund (as shareholders of the Acquiring Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Acquiring Fund. The proposed Reorganizations also are intended to enhance the secondary trading market for common shares of the combined fund as a result of the greater share volume of the Acquiring Fund.

In order for the Reorganizations to occur, each Target Fund must obtain the requisite shareholder approval as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions, if the other Target Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Fund as a stand-alone fund.

Terms of the Reorganizations

General. The Agreement and Plan of Reorganization by and among each Target Fund and the Acquiring Fund (the “Agreement”), in the form attached as Appendix D, provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the pro rata distribution of the newly issued Acquiring Fund common shares received by each Target Fund to its common shareholders as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value.

As a result of the Reorganizations, the assets of each Target Fund would be combined, and the shareholders of each Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about September 29, 2014 or such other date as the parties may agree (the “Closing Date”).

Following the Reorganizations, each Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will operate after the Reorganizations as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value as of the Valuation Time (as defined below) of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of such time. See “—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds” for a description of the rights of Acquiring Fund common shareholders. No fractional Acquiring Fund common shares, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations. The Acquiring Fund’s transfer agent will instead aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets at the time of the Reorganizations. As a result of the Reorganizations, common shareholders of the Target Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Target Fund individually.

Valuation of Assets and Liabilities. If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties.

Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if a Target Fund has undistributed net investment income or undistributed net capital gains, such Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Target Funds called by each Target Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to each Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Reorganizations is conditioned upon (a) the requisite approval by the shareholders of each Target Fund of the proposals in this Joint Proxy Statement/Prospectus, (b) each Fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (c) the absence of legal proceedings challenging the Reorganizations and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the Closing Date due to: (a) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Target Fund, including the Independent Board Members, has determined that its Target Fund’s Reorganization would be in the best interests of its Target Fund and that the interests of the existing shareholders of such Target Fund would not be diluted with respect to net asset value as a result of such Reorganization. At a meeting held on April 30, 2014 (the “Meeting”), the Boards approved the Reorganizations and recommended that shareholders of the respective Target Funds approve the Reorganizations.

Since last year, the Adviser has been evaluating its equity option strategy funds to simplify the equity option product line offered by Nuveen and eliminate overlapping products. As part of this initiative, the Adviser has proposed the product restructuring in order to simplify and more clearly delineate the investment strategies of its equity option strategy funds. During the course of the year, the Adviser has made presentations, and the Boards have received a variety of materials relating to the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. Prior to approving the Reorganizations, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	consistency of portfolio management;

•	the potential for improved economies of scale over time and the effect on fees and total expenses;

•	the potential for improved secondary market trading with respect to the common shares;

•	the anticipated federal income tax-free nature of the Reorganizations;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards noted that the investment objectives, policies, strategies and risks of each Fund are similar. Each Fund is a closed-end fund that seeks to achieve its objective by investing in a portfolio of equity securities that seeks to replicate the performance of a specified index or in the case of Premium Advantage, a blend of indices, and employs an option overlay strategy. Although the principal investment strategies of the Acquiring Fund and Premium Income are substantially comparable, the principal investment strategies of the Acquiring Fund differ from those of Premium Advantage. The Acquiring Fund and Premium Income seek to replicate the performance of the NASDAQ-100 Index whereas Premium Advantage seeks to replicate the performance of a target index comprised of the S&P 500 Index and the NASDAQ-100 Index. With respect to their principal option strategies, both the Acquiring Fund and Premium Income employ a dynamic options strategy that covers a variable percentage of the respective Fund’s equity portfolio, whereas Premium Advantage employs a constant options strategy that covers the entire value of such Fund’s equity portfolio. The Acquiring Fund’s dynamic option strategy may also cover a larger percentage of its equity portfolio than Premium Income’s dynamic options strategy. In addition, no Fund has a current intention to employ leverage. Because the Funds have similar investment strategies, the principal risks of each Fund are similar. The Board also considered the relative performance of the Target Funds and factors that may affect the future performance of the combined fund. If the Reorganization is approved, prior to closing, the Board recognized that Premium Advantage is expected to sell portfolio securities to transition to the Acquiring Fund.

Consistency of Portfolio Management. The Boards noted that each Fund has the same investment adviser and Nuveen Asset Management, the current Sub-Adviser to Premium Income, will also serve as the sub-adviser to the Acquiring Fund. The portfolio managers of Premium Income will serve as such for the Acquiring Fund following the Reorganizations. Gateway, however, serves as the Sub-Adviser to Premium Advantage. In recommending Nuveen Asset Management for the Acquiring Fund, the Board recognized the Adviser’s conflict of interest as Nuveen Asset Management is affiliated with the Adviser, and Gateway is not affiliated with the Adviser. Accordingly, in connection with the proposed Reorganizations, the Boards considered alternative means to rationalize the equity product line of Nuveen. In connection with the proposed Reorganizations, the Boards recognized that the Adviser proposed the dynamic options strategy to be employed by the Acquiring Fund as the dynamic options strategy has historically experienced more consistent secondary market demand, and such strategy provides additional investment flexibility in seeking to enhance performance. As the dynamic management of the overlay strategy of the Acquiring Fund is inconsistent with the investment approach of Gateway, the Adviser recommended that Nuveen Asset Management serve as Sub-Adviser to the Acquiring Fund. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale over time.

Potential for Improved Economies of Scale Over Time and Effect on Fees and Total Expenses. The Boards considered the fees and expense ratios of each of the Target Funds and the estimated expenses of the Acquiring Fund following the Reorganizations. The Board noted that the Adviser had agreed to reduce the management fee of the Acquiring Fund by two basis points on the aggregate net asset value of the assets of Premium Advantage acquired by the Acquiring Fund. As a result of the greater economies of scale from the larger size of the Acquiring Fund after merging the Target Funds, the Boards noted that the Reorganizations were intended to result in reduced fees and expenses for the combined fund over time compared to those of the Target Funds prior to the closing of the Reorganizations. The Reorganizations are intended to result in cost savings for shareholders of each Target Fund as shareholders of the Acquiring Fund following the Reorganizations.

Potential for Improved Secondary Market Trading with Respect to the Common Shares. While it is not possible to predict trading levels following the Reorganizations, the Boards recognized that the greater share volume of the Acquiring Fund may enhance the secondary trading market for the common shares of the Acquiring Fund which may lead to a narrower trading discount relative to net asset value to the benefit of shareholders of both Target Funds. Further, the Board of Premium Advantage recognized that the shareholders of such Fund, in particular, are expected to benefit from the enhanced secondary market historically experienced by variable option strategies, as reflected in the stronger secondary market trading history of the common shares of Premium Income compared to that of the common shares of Premium Advantage.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards. The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Reorganizations on any estimated capital loss carryforwards of the Target Funds and applicable limitations of federal income tax rules.

Expected Costs of the Reorganizations. The Boards considered the terms and conditions of the Agreement and Plan of Reorganization, including the estimated costs associated with the Reorganizations and the allocation of such costs between each Target Fund. The Boards noted, however, that, assuming the Reorganizations are consummated, the Adviser anticipated that the projected costs of each Reorganization may be recovered over time for the common shareholders.

Terms of the Reorganizations and Impact on Shareholders. The terms of the Reorganizations are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Target Funds. In this regard, the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) having an aggregate net asset value as of the Valuation Time equal to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash.

Effect on Shareholder Rights. The Boards considered that the Acquiring Fund and Premium Advantage are organized as a Massachusetts business trusts and Premium Income is organized as a Maryland corporation. In this regard, the Boards noted that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Maryland corporation are prescribed by state statutory law. In addition, the Boards are aware that the structure of the Board of Premium Income differs from that of the Acquiring Fund and Premium Advantage.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion. Each Board, including the Independent Board Members, approved the Reorganization on behalf of its Target Fund, concluding that such Reorganization is in the best interests of its Fund and that the interests of existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Target Funds as of December 31, 2013, and the pro-forma combined capitalization of the Acquiring Fund as if the Reorganizations had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.76011890 common shares of the Acquiring Fund issued for each common share of Premium Advantage and approximately 1.000000 common shares of the Acquiring Fund issued for each common share of Premium Income. If the Reorganizations are consummated, the actual exchange ratios may vary.

	Premium Advantage	Premium Income	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Common Shareholders’ Equity:
Common shares, $0.01 par value per share, 25,679,417 shares outstanding for Premium Advantage; common shares, $0.001 par value per share, 18,509,928 shares outstanding for Premium Income; and common shares, $0.01 par value per share, 38,029,341 shares outstanding for Acquiring Fund Pro Forma	$256,794	$18,510	$104,989	(2)	$380,293
Paid-in surplus	231,640,499	174,779,386	(639,989	)(3)	405,779,896
Undistributed (Over-distribution of) net investment income	—	—	—		—
Accumulated net realized gain (loss)	(40,152,659)	(5,671,798)	—		(45,824,457)
Net unrealized appreciation (depreciation)	170,613,672	174,003,573	—		344,617,245

Net assets attributable to common shares	$362,358,306	$343,129,671	$(535,000)		$704,952,977

	Premium Advantage	Premium Income	Pro Forma Adjustments	Acquiring Fund Pro Forma(1)
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$14.11	$18.54		$18.54

Authorized shares:
Common	Unlimited	100,000,000		Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of December 31, 2013, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about September 29, 2014, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 19,519,413 and 18,509,928 Acquiring Fund common shares in exchange for the net assets of Premium Advantage and Premium Income, respectively. These numbers are based on the net asset values of the Target Funds as of December 31, 2013, adjusted for estimated Reorganization costs.
(3)	Includes the impact of estimated total Reorganization costs of $535,000, which will be borne by the common shareholders of Premium Advantage and Premium Income in the amounts of $525,000 and $10,000, respectively.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Target Funds estimated the amount of expenses the Funds would incur to be approximately $535,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganizations (whether or not consummated) will be allocated between the Target Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganizations. Reorganization expenses have been or will be accrued as expenses of each Target Fund prior to the Valuation Time. These estimated expenses will be borne by Premium Advantage and Premium Income in the amounts of $525,000 (0.15%) and $10,000 (0.00%), respectively (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended December 31, 2013).

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Target Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $2,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of Premium Advantage, shareholders of the Fund do not have dissenters’ rights of appraisal with respect to the Reorganization.

Under Maryland law, shareholders may be entitled to assert dissenters’ rights in connection with a reorganization and obtain payment of the “fair value” of their shares. However, because Premium Income’s common shares are listed and traded on an exchange, under Maryland law, the holders of common shares will not be entitled to assert dissenters’ rights.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund participating in a Reorganization will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund, followed by the distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares in the Reorganization, except to the extent the Target Fund shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Target Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganizations on any Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Reorganizations, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganizations. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s Automatic Reinvestment Plan. The tax character of dividends and distributions will be the same for federal income tax purposes whether received in cash or additional shares.

After the Reorganizations, the Acquiring Fund’s ability to use the Target Funds’ pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Target Funds at the time of the Reorganizations. As of December 31, 2013, the Target Funds had capital loss carryforwards as follows:

	Premium Advantage	Premium Income
Expiration:
December 31, 2017	$25,262,705	$—
December 31, 2018	14,352,958	—
Not subject to expiration:	1,632,124	6,115,338

Total	$41,247,787	$6,115,338

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carryforward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Approval

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common shares entitled to vote on the matter.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

In order for the Reorganizations to occur, each Target Fund must obtain the requisite shareholder approval as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions, if the other Target Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Fund as a stand-alone fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Target Funds and the Acquiring Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of Premium Advantage’s declaration of trust and Premium Income’s articles of incorporation, and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust or articles of incorporation, as applicable, is on file with the SEC and may be obtained as described on page iv.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated and the issuance of Acquiring Fund common shares is approved, the Acquiring Fund will issue common shares on the Closing Date to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Reorganizations, in each case as of the Valuation Time.

Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “—Comparison of Massachusetts Business Trusts and Maryland Corporations.”

Distributions

Each Target Fund has, and the Acquiring Fund will have, a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular quarterly distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income. The ultimate tax characterization of the Funds’ distributions made in a calendar year may not be finally determined until after the end of that calendar year.

Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, investors should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

Actual returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

The Acquiring Fund’s ability to maintain a level distribution rate will depend on a number of factors. The net investment income of the Acquiring Fund generally consists of regular interest and dividends less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. The Acquiring Fund also intends to effectively distribute realized net capital gains. Although it does not now intend to do so, the Board may change the Acquiring Fund’s managed distribution program and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and realized capital gains and historical and projected investment income and capital gains.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Reorganization SAI.

Automatic Reinvestment Plan

Generally, the terms of the Automatic Reinvestment Plan (the “Plan”) for the Target Funds and the Acquiring Fund are identical. Under the Acquiring Fund’s Plan, all distributions, including any capital gain distributions, on your common shares are automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in additional common shares under the Plan. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by Computershare Trust Company, N.A. as paying agent.

If you are enrolled in the Plan for a Target Fund as of the closing of the Reorganizations, you will be automatically enrolled in the Plan for the Acquiring Fund. The common shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Acquiring Fund, determined as follows:

(1)        If the shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price; or

(2)        If the shares are trading at less than net asset value, shares for your account will be purchased on the open market.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Acquiring Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Acquiring Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Acquiring Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due on taxable distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the corresponding stock exchange of each Target Fund, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Premium Advantage
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
June 2014	$13.57	$12.53	$14.28	$13.63	-4.44%	-9.73%
March 2014	$13.13	$12.32	$14.24	$13.67	-7.73%	-11.76%
December 2013	$12.66	$12.03	$14.25	$13.54	-10.28%	-12.09%
September 2013	$12.67	$12.13	$13.93	$13.53	-7.80%	-11.14%
June 2013	$13.04	$11.91	$13.98	$13.31	-6.60%	-10.52%
March 2013	$12.73	$12.10	$13.84	$13.46	-7.28%	-10.10%
December 2012	$12.77	$11.25	$13.82	$13.08	-6.92%	-13.99%
September 2012	$12.71	$12.02	$14.01	$13.44	-7.63%	-11.34%
June 2012	$12.23	$11.61	$13.80	$13.15	-10.56%	-12.54%
March 2012	$12.38	$11.48	$13.79	$13.30	-9.70%	-13.75%
December 2011	$11.71	$10.65	$13.30	$12.14	-11.02%	-14.00%
September 2011	$12.73	$10.52	$13.72	$12.14	-6.60%	-13.42%
June 2011	$12.93	$11.99	$14.01	$13.17	-6.17%	-9.44%
March 2011	$13.20	$12.32	$14.06	$13.23	-5.11%	-8.51%

	Premium Income
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
June 2014	$19.42	$17.76	$19.07	$17.49	3.47%	-0.90%
March 2014	$18.64	$17.15	$18.94	$17.74	1.95%	-4.49%
December 2013	$17.80	$16.07	$18.54	$16.48	-1.82%	-4.87%
September 2013	$16.62	$15.73	$17.06	$15.92	0.63%	-4.41%
June 2013	$16.45	$14.89	$16.69	$15.31	1.86%	-3.87%
March 2013	$16.49	$15.48	$16.06	$15.49	4.98%	-0.77%
December 2012	$16.23	$13.88	$16.27	$14.70	3.65%	-5.58%
September 2012	$16.44	$15.27	$16.54	$15.10	3.04%	-2.27%
June 2012	$16.09	$14.04	$16.44	$14.81	0.73%	-5.89%
March 2012	$15.77	$13.21	$16.41	$14.37	-3.19%	-8.39%
December 2011	$13.90	$12.44	$14.89	$12.99	-3.54%	-8.84%
September 2011	$14.84	$12.18	$15.16	$13.04	-1.40%	-7.52%
June 2011	$15.05	$13.62	$15.35	$13.90	-0.43%	-3.58%
March 2011	$15.25	$14.09	$15.67	$14.20	-0.56%	-4.70%

On July 24, 2014, the closing sale prices of Premium Advantage and Premium Income common shares were $13.55 and $19.25, respectively. These prices represent discounts to net asset value for Premium Advantage and Premium Income of -4.91% and -0.93%, respectively.

Common shares of each Target Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a discount or premium to net asset value following the Reorganizations, or what the extent of any such discount or premium might be.

Comparison of Massachusetts Business Trusts and Maryland Corporations

Premium Advantage and the Acquiring Fund are organized as Massachusetts business trusts. Premium Income is organized as a Maryland corporation.

The following description is based on relevant provisions of applicable Massachusetts law, the Maryland General Corporation Law (the “MGCL”) and each Fund’s governing documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MGCL and each Fund’s governing documents.

General

Each of Premium Advantage and the Acquiring Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. The power and authority to manage the fund and its affairs reside with the trustees, and shareholder voting and other rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, such as the MGCL, or statutory trust laws, such as the Delaware Statutory Trust Act, provide.

Premium Income is a Maryland corporation. A fund organized as a Maryland corporation is governed both by the MGCL and its articles of incorporation and by-laws. For a Maryland corporation, unlike a Massachusetts business trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each of Premium Advantage and the Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Maryland corporation, on the other hand, generally are shielded by the MGCL from personal liability for the corporation’s acts or obligations. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each of Premium Advantage and the Acquiring Fund contains such provisions.

Massachusetts Business Trusts

Each of Premium Advantage and the Acquiring Fund is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, each declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of Premium Advantage and the Acquiring Fund.

Shareholder Voting.    The declaration of trust of each of Premium Advantage and the Acquiring Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger, reorganization or sale of substantially all of the assets of the Fund (under certain circumstances) and matters for which the 1940 Act requires a shareholder vote.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each of Premium Advantage and the Acquiring Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of each of Premium Advantage and the Acquiring Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires a plurality vote, and for matters to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of each of Premium Advantage and the Acquiring Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. Each declaration of trust also provides that a trustee may only be removed for cause, by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of each of Premium Advantage and the Acquiring Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of each of Premium Advantage and the Acquiring Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of Premium Advantages’ or the Acquiring Fund’s outstanding common shares and preferred shares, if any, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of each of Premium Advantage and the Acquiring Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than liability to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its articles of incorporation and by-laws. Some of the key provisions of the MGCL and the articles of incorporation and by-laws of Premium Income are summarized below.

Shareholder Voting.    Under the MGCL, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to the requirement for these votes.

Unless the articles of incorporation provide for a greater or lesser number of votes per share, or limit or deny voting rights, shareholders of Maryland corporations are entitled to one vote per share on each matter submitted to a vote at a meeting of shareholders. The MGCL permits a Maryland corporation to issue fractional shares and the by-laws of Premium Income provide for the issuance of fractional shares having fractional voting rights.

Election and Removal of Directors.    Shareholders of a Maryland corporation generally are entitled to elect and remove directors. The MGCL provides that, unless the charter or by-laws of a corporation provide otherwise, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director. The articles of incorporation and by-laws of Premium Income provide that each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The MGCL does not require a corporation registered under the 1940 Act to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act, unless required by the charter or by-laws. The by-laws of Premium Income provide that regular meetings of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held each year on a date and at a time set by the board of directors. The by-laws also provide that a special meeting must be called at the written request, stating the purpose or purposes of the meeting, of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting. The articles of incorporation provide that a director may be removed from office only for cause and only by action of at least 66 2/3% of the outstanding shares of the class or classes of capital stock that elected such director. For purposes of the foregoing, “cause” requires willful misconduct, dishonesty, fraud or a felony conviction.

Amendments to the Articles of Incorporation.    Under the MGCL, shareholders generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    If so provided in the articles of incorporation (and the articles of incorporation of Premium Income do so provide), the board of directors of a Maryland corporation has the power to authorize the issuance of shares without shareholder approval and the board of directors may authorize the issuance of shares in more than one class or series. Prior to issuance of shares of a class or series, the board of directors must set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption for each of such class or series.

Shareholder, Director and Officer Liability.    Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. The MGCL provides that a director’s personal liability to the corporation or its shareholders for monetary damages may be limited in the articles of incorporation, except to the extent that the director received an improper benefit or the director’s action, or failure to act, as the result of active and deliberate dishonesty. The articles of incorporation of Premium Income provide such a limitation of director liability. The MGCL provides that a corporation may indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation and by-laws of Premium Income provide for such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights.    Under the MCCL and the articles of incorporation, shareholders of Premium Income have no preemptive rights.

Dissenters’ Right of Appraisal.    Under the MGCL, shareholders may be entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, a consolidation, merger, share exchange, asset transfer or other reorganization and obtain payment of the “fair value” of their shares. The availability of these rights, however, is subject to certain exceptions, including if the issuer shares to which the dissenters’ rights relate are traded on an exchange.

Derivative Actions.    Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Target Funds and the Acquiring Fund

General

The Funds have similar investment objectives. The Acquiring Fund’s investment objective is to seek attractive total return with less volatility than the NASDAQ-100 Index. Premium Advantage’s primary investment objective is to provide a high level of current income and gains from net index option premiums. Premium Advantage’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. Premium Income’s investment objective is high current income and capital appreciation. There can be no assurance that a Fund will achieve its investment objective(s). While the Acquiring Fund’s investment objective includes a volatility component and thereby differs from those of the Target Funds, it is not expected that this difference will result in any significant differences between how the Target Funds’ assets are currently managed and how the Acquiring Fund’s assets will be managed after the Reorganizations.

The Funds have similar investment policies and strategies, but there are some differences. The Acquiring Fund and Premium Income seek to substantially replicate price movements of the NASDAQ-100 Index, while Premium Advantage seeks to replicate the price movements of a target index comprised of the S&P 500 Index (50%) and the NASDAQ-100 Index (50%). In addition, the Acquiring Fund and Premium Income employ a dynamic options strategy that consists of writing (selling) call options on a variable portion of the value of the Fund’s equity portfolio, while Premium Advantage employs a constant options strategy that consists of writing (selling) call options on the entire value of the Fund’s equity portfolio. The Acquiring Fund’s dynamic options strategy may cover a larger percentage of the Acquiring Fund’s equity portfolio than Premium Income’s options strategy (35% to 75% versus 30% to 50%).

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The NASDAQ-100 Index is an index that includes 100 of the largest domestic and international nonfinancial securities listed on NASDAQ based on market capitalization.

Each Fund’s investment objective(s) are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if applicable, preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Investment Strategy

Investment Policies.    The Acquiring Fund will pursue its investment objective by utilizing a dynamic equity option strategy. Under normal circumstances, the Acquiring Fund will invest its Managed Assets in an equity portfolio designed to broadly track the return and risk characteristics of the NASDAQ-100 Index and apply a dynamic call option overwrite strategy.

The Acquiring Fund’s policy of investing, under normal circumstances, at least 80% of its Managed Assets in a diversified equity portfolio that seeks to substantially replicate price movements of the NASDAQ-100 Index is not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. However, this policy may only be changed by the Acquiring Fund’s Board following the provision of 60 days’ prior written notice to common shareholders.

The Acquiring Fund’s principal options strategy will consist of writing (selling) index call options, call options on custom baskets of securities and covered call options on individual securities. In addition to writing call options, the Acquiring Fund’s options strategies will include utilizing call spreads. A call spread involves the sale and corresponding purchase of call options on the same underlying security, index or instrument. The Acquiring Fund’s strategy of using the NASDAQ-100 Index as the relevant benchmark for its equity portfolio and principal options strategy is not considered fundamental and can be changed without a vote of the common shareholders. However, any use of an alternative index must be approved by the Acquiring Fund’s Board.

Acquiring Fund Management.    Nuveen Fund Advisors is the Acquiring Fund’s investment adviser, responsible for the Fund’s overall investment strategy and its implementation. The Adviser will oversee Nuveen Asset Management, the Acquiring Fund’s sub-adviser, in its management of the Fund’s portfolio. This oversight will include ongoing evaluation of the Sub-Adviser’s investment performance, portfolio allocations, quality of investment process and personnel, compliance with Acquiring Fund and regulatory guidelines, trade allocation and execution and other factors.

Equity Strategy.    The securities or other instruments included in the Acquiring Fund’s equity portfolio will be selected and periodically rebalanced utilizing statistical methods including, but not limited to, optimization and a variety of other quantitative modeling techniques. However, due to U.S. federal income tax considerations, the Acquiring Fund intends to limit the overlap between the components of its equity portfolio (and any subset thereof) and the constituent securities of the NASDAQ-100 Index to less than 70% (generally based on the value of such components) on an ongoing basis. As a result, the Acquiring Fund will not hold all of the common stocks in the NASDAQ-100 Index, or in the same weightings as in the NASDAQ-100 Index, and returns on the Fund’s equity portfolio are not intended to exactly match those of the NASDAQ-100 Index. The portion of the Acquiring Fund’s equity portfolio invested in securities or other instruments other than individual securities comprising the NASDAQ-100 Index will be selected to match the characteristics of the index with limited tracking error.

Options Overwrite Strategy.    Under normal circumstances, the Acquiring Fund will write (sell) index call options, call options on custom baskets of securities and covered call options on individual securities. The Acquiring Fund targets an overwrite level of approximately 55% over time, and the overwrite level will vary, based on market conditions, between 35% and 75% of the value of the Fund’s equity portfolio. In applying the dynamic call option strategy, the Sub-Adviser is responsible for determining the notional value, timing, type and terms of the options strategies used by the Acquiring Fund. The Sub-Adviser actively manages the Acquiring Fund’s options positions. In the Sub-Adviser’s discretion, the Acquiring Fund may purchase back call options or allow them to expire. To determine the options strategies used, the Sub-Adviser considers market factors, such as current market levels and volatility, and option-specific factors, including but not limited to premium/cost, exercise price and expiration. The Sub-Adviser typically seeks to construct a portfolio of call options that is diversified across multiple strike prices and expiration dates based on current market expectations.

Portfolio Composition and Other Information.    The Acquiring Fund’s portfolio will be composed primarily of the following investments. A more detailed description of the Acquiring Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Reorganization SAI.

Common Stocks. The Acquiring Fund expects to invest in a portfolio of individual common stocks designed to replicate the risk and return profile of the NASDAQ-100 Index. The Acquiring Fund may also invest in pooled securities, including exchange-traded funds, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Call Options. In carrying out its principal options strategy, the Acquiring Fund expects to primarily write index call options on the NASDAQ-100 Index and other broad-based indices and may, if the Sub-Adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Acquiring Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price on the expiration date. If, at expiration, the purchaser exercises the index option sold by the Acquiring Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Acquiring Fund as the seller of the index call option. The Acquiring Fund generally will repurchase index call options prior to the expiration dates, ending the Fund’s obligation. In that case, the cost of repurchasing an option will determine the gain or loss realized by the Acquiring Fund.

The Acquiring Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Acquiring Fund’s equity portfolio. In designing the custom basket call options, the Sub-Adviser will primarily select assets not held by the Acquiring Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Sub-Adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Acquiring Fund may also write single name call options on individual stocks. With respect to call options written on individual securities, the Acquiring Fund will not write “naked” or uncovered call options. A call option written by the Acquiring Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Acquiring Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Acquiring Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Acquiring Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Acquiring Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

Other Investments.    The Acquiring Fund may invest in other securities as described below:

U.S. Government Securities. U.S. government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Acquiring Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, the Acquiring Fund will invest in obligations issued by these instrumentalities only if the Adviser determines that the credit risk with respect to such obligations is minimal.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

Repurchase Agreements. The Acquiring Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Acquiring Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

Other Securities. The Acquiring Fund may invest in other securities as discussed in more detail in the Reorganization SAI.

Securities Issued by Non-U.S. Issuers. The Acquiring Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

Illiquid Securities. The Acquiring Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.

When-Issued and Delayed Delivery Transactions. The Acquiring Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Acquiring Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Short-Term Debt Securities; Defensive Position. Under normal circumstances, the Acquiring Fund will invest no more than 10% of its Managed Assets in short-term investment grade debt securities. During temporary defensive periods, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Acquiring Fund may not pursue or achieve its investment objective. In addition, upon the Sub-Adviser’s recommendation that a change would be in the best interests of the Acquiring Fund and upon concurrence by the Adviser, and subject to approval by the Board, the Sub-Adviser may deviate from its investment guidelines discussed herein.

Other Investment Companies. Consistent with the Acquiring Fund’s investment objective and policies, the Fund may invest in securities of other investment companies, including open- or closed-end investment companies and exchange-traded funds, that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Acquiring Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risks.

Portfolio Turnover.    The Acquiring Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s equity portfolio will not be used as the primary means of achieving the Fund’s investment objective. Although the Acquiring Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund, which, when distributed to shareholders, will be taxable as ordinary income. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Reorganization SAI.

The Board of each Target Fund unanimously recommends that shareholders of the Fund vote FOR the approval of the Reorganization.

PROPOSAL NO. 3—APPROVAL OF NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS (SHAREHOLDERS OF EACH TARGET FUND)

A.	APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

Background

Under an investment management agreement between Nuveen Fund Advisors and each Target Fund (each, an “Original Investment Management Agreement” and collectively, the “Original Investment Management Agreements”), Nuveen Fund Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of each Target Fund’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix E.

Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “TIAA-CREF Transaction Agreement”) to acquire Nuveen Investments from the investor group led by MDP (the “TIAA-CREF Transaction”). TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Each Original Investment Management Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the TIAA-CREF Transaction will result in a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a certain percentage of Nuveen’s clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen Investments and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of

Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the TIAA-CREF Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

To prevent the occurrence of an “unfair burden” under Section 15(f), Nuveen has committed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fee rates for any Fund. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course.

In anticipation of the TIAA-CREF Transaction, each Target Fund’s Board met in person at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members (as defined herein) separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 in-person meeting, for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new investment management agreement between the Fund and Nuveen Fund Advisors in substantially the same form as the Original Investment Management Agreement to take effect immediately after the TIAA-CREF Transaction or shareholder approval, whichever is later (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”). The form of the New Investment Management Agreement is attached hereto as Appendix F.

The 1940 Act requires that each New Investment Management Agreement be approved by the Target Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “C. Board Considerations”), each Board, including the Board Members who are not parties to the Original Investment Management Agreements, New Investment Management Agreements or any sub-advisory agreement entered into by the Adviser with respect to any Target Fund or who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or the Sub-Adviser (the “Independent Board Members”), unanimously approved the continuation of the Original Investment Management Agreement and approved the New Investment Management Agreement on behalf of each Target Fund and unanimously recommended approval of the New Investment Management Agreement by shareholders.

In the event shareholders of a Target Fund do not approve the New Investment Management Agreement at the Annual Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim investment management agreement between the

Adviser and each such Target Fund (each, an “Interim Investment Management Agreement” and collectively, the “Interim Investment Management Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved an Interim Investment Management Agreement for each Target Fund in order to assure continuity of investment advisory services to the Funds after the TIAA-CREF Transaction. The terms of each Interim Investment Management Agreement are substantially identical to those of the Original Investment Management Agreements and New Investment Management Agreements, except for the term and escrow provisions described below. The Interim Investment Management Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction (the “150-day period”), the Closing Date of the Reorganizations or when shareholders of a Target Fund approve the New Investment Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Target Fund approve the New Investment Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Management Agreement will be paid to the Adviser. If shareholders of a Target Fund do not approve the New Investment Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Investment Management Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Target Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Target Fund, the New Investment Management Agreement for each Fund will expire on August 1, 2015, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services.    The investment management services to be provided by the Adviser to each Target Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Target Fund’s assets in accordance with the Fund’s investment objective(s) and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board. In addition, the investment management services are expected to be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the TIAA-CREF Transaction will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

Fees.    Under each Original Investment Management Agreement and New Investment Management Agreement, the Target Fund pays to the Adviser an investment management fee that consists of two components: a fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Target Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Each Target Fund’s fee schedule under the New Investment Management Agreement for such Target Fund is identical to the fee schedule under the Original Investment Management Agreement.

Each Target Fund’s annual fund-level fee, payable monthly, is based upon the average daily managed assets of each Fund pursuant to the fee schedule set forth in Appendix G. The fund-level fee schedule is identical under each Target Fund’s Original Investment Management Agreement and New Investment Management Agreement.

The overall complex-level fee begins at a maximum rate of 0.2000% of each Target Fund’s average daily managed assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level pursuant to the complex-level fee schedule set forth on Appendix G. The complex-level fee schedule is identical under each Target Fund’s Original Investment Management Agreement and New Investment Management Agreement.

Each Target Fund’s managed assets as of December 31, 2013 and fees paid to the Adviser during the Fund’s last fiscal year are also set forth in Appendix G.

Other Services.    Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Target Fund’s transfer agent) for the Fund.

Limitation on Liability.    The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance.    The Original Investment Management Agreement of each Target Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Target Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2015, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Original Investment Management Agreement and New Investment Management Agreement for each Target Fund provide that the agreement may be terminated at any time without the payment of any penalty by the Fund or Adviser on no less than sixty (60) days’ written notice to the other party, and may be terminated, at any time, without the payment of any penalty, by the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth therein. A Target Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Information About the Adviser

Nuveen Fund Advisors, a registered investment adviser, is organized as a Delaware limited liability company and is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Fund Advisors offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. Nuveen Fund Advisors is responsible for each Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The business address of Nuveen Fund Advisors and Nuveen is 333 West Wacker Drive, Chicago, Illinois 60606.

Certain information regarding the executive officer and directors of Nuveen Fund Advisors is set forth in Appendix L.

Shareholder Approval

To become effective with respect to a particular Target Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Target Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Investment Management Agreement was approved by the Board of the respective Target Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed in “C. Board Considerations” below. The Board of each Target Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of such Fund.

The Board of each Target Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

B.	APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Background

Nuveen Fund Advisors has entered into investment sub-advisory agreements (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”) with respect to each Target Fund with various sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) as set forth below:

Fund	Sub-Adviser
Premium Advantage	Gateway Investment Advisers, LLC
Premium Income	Nuveen Asset Management, LLC

The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board are provided in Appendix H.

As with the Original Investment Management Agreements, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. The completion of the TIAA-CREF Transaction will result in a change in control of Nuveen Asset Management, which is a subsidiary of Nuveen Investments, and therefore will be deemed an assignment of Premium Income’s Original Sub-Advisory Agreement with Nuveen Asset Management. In addition, each Original Sub-Advisory Agreement provides that it will terminate upon the termination of the Original Investment Management Agreement with respect to such Target Fund. As a result, the completion of the TIAA-CREF Transaction will result in the termination of each Original Sub-Advisory Agreement.

In anticipation of the TIAA-CREF Transaction, each Target Fund’s Board met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 in-person meeting for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new sub-advisory agreement between Nuveen Fund Advisors and the respective Sub-Adviser (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). The form of the New Sub-Advisory Agreement is attached hereto as Appendix I.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by the Target Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “C. Board Considerations”), each Board, including the Independent Board Members, unanimously approved the continuation of the Original Sub-Advisory Agreement and approved the New Sub-Advisory Agreement and unanimously recommended approval of the New Sub-Advisory Agreement by shareholders.

Because each New Sub-Advisory Agreement, like each Original Sub-Advisory Agreement, is between the Adviser and the Sub-Adviser, a Target Fund’s New Sub-Advisory Agreement will not take effect until the New Investment Management Agreement for such Fund has been approved by shareholders.

In the event shareholders of a Target Fund do not approve the New Investment Management Agreement and New Sub-Advisory Agreement at the Annual Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim sub-advisory agreement between the Adviser and the applicable Sub-Adviser (each an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved Interim Sub-Advisory Agreements in order to assure continuity of advisory services to the Funds after the TIAA-CREF Transaction. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction (the “150-day period”), the Closing Date of the Reorganizations or when shareholders of a Target Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Target Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Target Fund do not approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by Nuveen Fund Advisors thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by Nuveen Fund Advisors to the Sub-Adviser. If approved by shareholders of a Target Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2015, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Target Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services.    The advisory services to be provided by the Sub-Adviser to each Target Fund under the New Sub-Advisory Agreements will be identical to those advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Target Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will monitor the Target Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the TIAA-CREF Transaction will have any adverse effect on the performance of a Sub-Adviser’s obligations under the New Sub-Advisory Agreements.

Brokerage.    Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Target Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees.    Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Target Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by the Adviser to the Sub-Adviser with respect to each Target Fund during each Fund’s last fiscal year are set forth in Appendix J.

Payment of Expenses.    Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser will bear all of its expenses it incurs in connection with its performance of services under the agreement.

Limitation on Liability.    The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Target Fund in connection with the matters to which the agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance.    The Original Sub-Advisory Agreement of each Target Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Target Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on August 1, 2015, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Target Fund provide that the agreement may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser on no less than sixty (60) days’ written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by action of the Target Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by no less than 60 days’ written notice.

The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Target Fund are also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations or covenants of the Sub-Adviser set forth in the agreement.

Information About the Sub-Advisers

Nuveen Asset Management.    Nuveen Asset Management is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to Premium Income. Nuveen Asset Management is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. The business address of Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Gateway.    Gateway serves as investment sub-adviser to Premium Advantage. Gateway has an over 30-year history of providing hedged equity strategies for risk-conscious investors. The firm’s largest (by assets) strategy seeks to capture the majority of returns associated with investing in equity securities while minimizing risk. Gateway is organized as a Delaware limited liability company. Gateway is a wholly-owned subsidiary of Natixis Global Asset Management, L.P., a subsidiary of Natixis, the corporate, investment management and financial services arm of Groupe BPCE, the second largest banking group in France. As of March 31, 2014, Gateway managed approximately $12.4 billion in assets. The business address of Gateway is 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202.

Additional Information.    Appendix K includes the advisory fee rates and net assets of registered investment companies, other than funds in the Nuveen fund complex, advised by each Sub-Adviser with similar investment objectives to the Target Funds the Sub-Adviser sub-advises.

Certain information regarding the executive officer and directors of each Sub-Adviser is set forth in Appendix L.

Affiliated Brokerage and Other Fees

No Target Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any Sub-Adviser of such Fund.

During each Target Fund’s last fiscal year, no Fund made any material payments to the Adviser or any Sub-Adviser to such Fund or any affiliated person of the Adviser or any Sub-Adviser to such Fund for services provided to the Fund (other than pursuant to the Original Investment Management Agreement or Original Sub-Advisory Agreement).

Shareholder Approval

To become effective with respect to a particular Target Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Target Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of a New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of each Target Fund also determined to submit the Fund’s New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board of each Target Fund unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

C.	BOARD CONSIDERATIONS

I.	The Approval Process

The Board of each Target Fund, including the Independent Board Members, is responsible for overseeing the performance of the Adviser and the applicable Sub-Adviser to the respective Target Fund and determining whether to approve or continue such Target Fund’s Original Investment Management Agreement and Original Sub-Advisory Agreement (collectively, the “Original Advisory Agreements”). Pursuant to the 1940 Act, each Board is required to consider the continuation of the Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen by TIAA-CREF. For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen providing advisory, sub-advisory, distribution or other services to the Target Funds and references to the “Board” refer to the Board of each Target Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the TIAA-CREF Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements.

With respect to the Target Funds, however, as part of a broad initiative of Nuveen to rationalize its fund offerings and eliminate overlapping funds, the Board has approved and recommended that the shareholders approve the Reorganization of their Target Fund. As shareholder approval is required for the consummation of the Reorganizations, to avoid any disruption in advisory services pending shareholder approval of the Reorganizations or if shareholder approval is not obtained for the Reorganizations, the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Target Funds at an in-person meeting held on April 30, 2014 (the “April Meeting”). Furthermore, because the consummation of the TIAA-CREF Transaction will terminate the Original Advisory Agreements, the Board also approved New Sub-Advisory Agreements and New Investment Management Agreements (collectively, the “New Advisory Agreements”) to be effective following the consummation of the TIAA-CREF Transaction as well as interim agreements to permit the Fund Advisers (as defined below) to continue to serve in their respective capacities while shareholder approval is sought for the Reorganizations and for the New Advisory Agreements. The following sets forth the Board’s considerations for approving the continuance of the Original Advisory Agreements and the approval of the New Advisory Agreements and the interim agreements.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the TIAA-CREF Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed TIAA-CREF Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the TIAA-CREF Transaction and to keep the Independent Board Members updated with developments regarding the TIAA-CREF Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed TIAA-CREF Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Target Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed TIAA-CREF Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the TIAA-CREF Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Advisers (collectively, the “Fund Advisers” and each a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the TIAA-CREF Transaction, respond to questions and to discuss, among other things: the governance of the Fund Advisers following the TIAA-CREF Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the TIAA-CREF Transaction (including financing terms); any benefits or detriments the TIAA-CREF Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the TIAA-CREF Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Advisers) and the TIAA-CREF Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Target Funds and Fund Advisers including, among other things: the nature, extent and quality of services provided by a Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of the applicable Target Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of the Target Funds’ fees and expenses relative to peers; a description and assessment of shareholder service levels for the Target Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed TIAA-CREF Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed TIAA-CREF Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the TIAA-CREF Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the TIAA-CREF Transaction; the impact of the TIAA-CREF Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the TIAA-CREF Transaction; the strategic plan for Nuveen, including any financing arrangements following the TIAA-CREF Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the TIAA-CREF Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the TIAA-CREF Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the TIAA-CREF Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and applicable Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with certain key investment personnel managing Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee and the Closed-End Funds Committee). The Open-End Funds Committee and the Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain Nuveen Asset Management equity and fixed income teams in September 2013 and met with the Nuveen Asset Management municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Target Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Target Funds and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the funds and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the TIAA-CREF Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Target Funds’ Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

1.	The Original Advisory Agreements

In considering renewal of the Original Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Target Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Target Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to the Target Funds; the performance record of the Target Funds (as described in further detail below); and any initiatives Nuveen had taken for the applicable open-end or closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Target Funds, and the Sub-Advisers generally provide the portfolio advisory services to the Target Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management, and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group, enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen’s continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen’s support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Advisers who provide the portfolio advisory services to the Target Funds. In reviewing the portfolio advisory services provided to each Target

Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Advisers, the Adviser provides a report analyzing, among other things, each Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Target Fund and developments affecting the Sub-Adviser or the Target Fund and its performance. In their review of each Sub-Adviser, the Independent Board Members considered, among other things: the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the respective Target Fund. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Target Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Target Funds under each applicable Original Advisory Agreement were satisfactory.

2.	The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Target Funds and their shareholders by the respective Fund Advisers is expected as a result of the TIAA-CREF Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the TIAA-CREF Transaction on the operations, facilities, organization and personnel of the respective Fund Advisers; the ability of the Fund Adviser to perform its duties after the TIAA-CREF Transaction, including any changes to the level or quality of services provided to the Target Funds; the potential implications of any additional regulatory requirements imposed on the Fund Adviser or the Nuveen funds following the TIAA-CREF Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Target Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Target Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the TIAA-CREF Transaction also does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The respective Sub-Adviser for the applicable Target Fund will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities for such Target Fund’s investment portfolio, all on behalf of the applicable Target Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the TIAA-CREF Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the TIAA-CREF Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the TIAA-CREF Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the TIAA-CREF Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise, and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the TIAA-CREF Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the TIAA-CREF Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the TIAA-CREF Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the Nuveen funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the respective Target Funds under each applicable New Advisory Agreement were satisfactory and supported approval of the New Advisory Agreements.

B.	The Investment Performance of the Target Funds and Fund Advisers

1.	The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Target Fund over various time periods. The Board reviewed reports, including an analysis of the Target Funds’ performance and the applicable investment team. In considering the Target Funds’ performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Target Fund’s historic investment performance as well as information comparing the Target Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

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The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

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Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

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The investment experience of a particular shareholder in the funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

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The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. In addition, a fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.(1) While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that Premium Income had demonstrated generally favorable performance in comparison to peers, performing in the first quartile over the one-, three- and five-year periods. The Board noted, however, that Premium Advantage lagged its peers over various periods. In this regard, Premium Advantage was in the fourth quartile in the one-year period, but the second quartile in the three-year period and third quartile in the five-year period. With respect to Premium Advantage, although the Target Fund appeared to have lagged its peers in the short one-year period, such comparative peer performance was expected in a rising equity market given such Target Fund’s higher overwrite mandate compared to that generally employed by its peers. Premium Advantage, however, outperformed or provided comparable performance to its passive overwrite benchmark in the one-, three- and five-year periods. Notwithstanding the foregoing, the Board of the Target Funds approved and recommended to shareholders the Reorganizations of the Target Funds to, among other things, eliminate product overlap and create a single, highly scaled offering better aligned with investor needs and preferences. See the Section entitled “Proposal No. 2—C. Information About the Reorganizations—Reasons for the Reorganizations.”

Based on their review, the Independent Board Members determined that each Target Fund’s investment performance had been satisfactory.

2.	The New Advisory Agreements

With respect to the performance of the Target Funds, the Board considered that the portfolio investment personnel responsible for the management of the Target Funds’ portfolios were expected to

1.	The Board recognized that the Adviser considered a Fund to have outperformed or underperformed its benchmark if the Fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open end funds (+/ 100 basis points for equity funds excluding index funds; +/ 30 basis points for tax exempt fixed income funds; +/ 40 basis points for taxable fixed income funds) and for closed end funds (assuming 30% leverage) (+/ 130 basis points for equity funds excluding index funds; +/ 39 basis points for tax exempt funds and +/ 52 basis points for taxable fixed income funds).

continue to manage the portfolios following the completion of the TIAA-CREF Transaction and the investment strategies of the Target Funds were not expected to change as a result of the TIAA-CREF Transaction (subject to changes unrelated to the TIAA-CREF Transaction that are approved by the Board and/or shareholders, such as the Reorganizations of the Target Funds). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

The Board evaluated the management fees and expenses of each Target Fund, reviewing, among other things, each Target Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Target Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their peer averages. In addition, the Board recognized that the Adviser had agreed to reduce the management fee of the Acquiring Fund by two basis points on the aggregate net asset value of the assets of Premium Advantage acquired by the Acquiring Fund if the Reorganizations are approved. See “Proposal No. 2— C. Information About the Reorganizations—Reasons for the Reorganizations” for more information.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Target Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Target Fund.

2.	Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen funds (as described above) and while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Target Funds. The Independent Board Members noted that as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Target Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Target Funds, the Independent Board Members believe such facts justify the different levels of fees.

With respect to Gateway, the Independent Board Members also considered the pricing schedule or fees that such Sub-Adviser charges for other clients. The Independent Board Members noted that the fees paid Gateway for its sub-advisory services were generally consistent with its average fees earned. The Independent Board Members also noted that with respect to sub-advisers unaffiliated with Nuveen, such fees were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including Nuveen Asset Management, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. In addition, with respect to sub-advisers unaffiliated with Nuveen, including Gateway, the Independent Board Members also considered the sub-advisers’ revenues, expenses and profitability margins for their advisory activities with the applicable Nuveen fund(s). Based on their review, the Independent Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Nuveen funds. Based on their review of the overall fee arrangements of each Target Fund, the Independent Board Members determined that the advisory fees and expenses of the Target Funds were reasonable.

4.	The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the TIAA-CREF Transaction not to increase contractual management fees for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the TIAA-CREF Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under the New Advisory Agreements were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, the Board recognized that it is difficult to predict with any degree of certainty the impact of the TIAA-CREF Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the New Advisory Agreements would continue to be reasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.	The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2.	The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide break point levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.	Indirect Benefits

1.	The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Target Funds. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. The Target Funds’ portfolio transactions are allocated by the applicable Sub-Adviser. Accordingly, with respect to Nuveen Asset Management, the Independent Board Members considered that such Sub-Adviser may benefit from their soft dollar arrangements pursuant to which Nuveen Asset Management receives research from brokers that execute Premium Income’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by Nuveen Asset Management may also benefit Premium Income and shareholders to the extent the research enhances the ability of Nuveen Asset Management to manage Premium Income. For Nuveen Asset Management with soft dollar arrangements, the Independent Board Members noted that Nuveen Asset Management’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

With respect to Gateway, the Board considered that while Gateway may select brokers that provide it with research services, it is Gateway’s current practice not to receive soft dollar credits in connection with trades executed on behalf of Premium Advantage. Such Target Fund, however, may participate in transactions in which Gateway has received unsolicited proprietary research.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Target Funds were reasonable and within acceptable parameters.

2.	The New Advisory Agreements

The Independent Board Members noted that as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the TIAA-CREF Transaction, such indirect benefits should remain after the TIAA-CREF Transaction. The Independent Board Members further noted the benefits the TIAA-CREF Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.	Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the TIAA-CREF Transaction not to increase contractual management fees for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•

The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the TIAA-CREF Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the TIAA-CREF Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory

Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Target Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.	Approval of Interim Advisory Agreements

At the Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and the Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and the Interim Sub-Advisory Agreements will take effect upon the closing of the TIAA-CREF Transaction if shareholders have not yet approved the New Investment Management Agreements and the New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Target Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, if any, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, if any, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, if any, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if any, are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s declaration of trust relating to such higher votes are in the best interests of the Acquiring Fund.

The Acquiring Fund’s declaration of trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund’s declaration of trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. See “Proposal No. 1.”

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund’s declaration of trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund’s declaration of trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, if any, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding, if any (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of the Acquiring Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Joint Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund intends to elect to be treated, and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders.

The Acquiring Fund invests primarily in equity securities. The Acquiring Fund may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund expects that a portion of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders and as “qualified dividend income” to noncorporate shareholders; provided certain holding period and other requirements are satisfied. Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits will represent a return of capital for federal income tax purposes to the extent of the shareholder’s basis in the shares and thus will generally not be taxable to the shareholder. To the extent such distributions exceed the shareholder’s basis in the shares, they will be treated as gain from the sale of such shares and will be treated as capital gain (assuming the shares are held as a capital asset).

In order for some portion of the dividends received by an Acquiring Fund shareholder to be qualified dividend income, the Acquiring Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet the same holding period and other requirements with respect to the shareholder’s Acquiring Fund shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held (or treated as held) for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, dividends of net investment income received by corporate shareholders of the Acquiring Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Acquiring Fund from domestic corporations for the taxable year. A dividend received by the Acquiring Fund will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Acquiring Fund has held (or is treated as holding) for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Acquiring Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Acquiring Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

The straddle rules discussed below could cause distributions that would otherwise qualify for the dividends-received deduction or constitute qualified dividend income to fail to satisfy the applicable holding period requirements.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Distributions declared by the Acquiring Fund to shareholders of record in October, November or December and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders in the year the distributions were declared.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

Each shareholder will receive an annual statement summarizing the shareholder’s distributions.

The Acquiring Fund’s investments may be subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain Acquiring Fund investments or distributions.

Some of the Acquiring Fund’s index call options may be considered “section 1256 contracts.” Code section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Acquiring Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position that is a section 1256 contract at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Acquiring Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most index call options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Acquiring Fund’s index call options that do not qualify as section 1256 contracts under the Code generally will be treated as equity options governed by Code section 1234. Pursuant to Code section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Acquiring Fund. If the Acquiring Fund enters into a closing transaction, the difference between the premium received for writing the option, and the amount paid to close out its position generally is short-term capital gain or loss.

Offsetting positions held by the Acquiring Fund involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. For instance, a straddle can arise if the Acquiring Fund writes a covered call option on a stock (i.e., a call on a stock owned by the Acquiring Fund), or writes a call option on a stock index to the extent the Acquiring Fund’s stock holdings (and any subset thereof) and the index on which it has written a call overlap sufficiently to constitute a straddle under applicable Treasury Regulations. The tax treatment of “straddles” is governed by section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of section 1256 described above. If the Acquiring Fund is treated as entering into a “straddle” and at least one (but not all) of the Acquiring Fund’s positions in derivative contracts comprising a part of such straddle is a section 1256 contract, described above, then such straddle could be characterized as a “mixed straddle.” The Acquiring Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Acquiring Fund, losses realized by the Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle can cause the holding periods to be tolled on the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements described above. Furthermore, the Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Acquiring Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders, and may result in significant differences from the amount, timing and/or character of distributions that would have been made by the Acquiring Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If the Acquiring Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Acquiring Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Acquiring Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Acquiring Fund’s taxable year and the Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares.

Any loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Net Asset Value

The Acquiring Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the NYSE (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Acquiring Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

For purposes of determining the net asset value of the Acquiring Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges, including the NASDAQ, are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Prices of certain American Depositary Receipts (“ADRs”) that trade only in limited volume in the U.S. are valued based on the mean between the most recent bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the NYSE.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by the Adviser or the Sub-Adviser to be OTC are valued at the mean of the current bid and asked prices as reported by OTC Market Group or such other comparable source as the Board deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also OTC, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board, or its designee, may determine the fair value for the security.

The Acquiring Fund normally values index options at the average of the closing bid and the asked quotations. Under normal circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. If the Sub-Adviser determines that closing index option quotations do not reflect index option values as of the close of the NYSE, the Board, or its designee, will determine the fair value for the index option.

If the Acquiring Fund invests in senior loans or other debt securities, the Fund may use an independent pricing service to value most senior loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Acquiring Fund will use the fair value method to value senior loans or other debt securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value.

Securities that are fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

Legal Opinions

Certain legal matters in connection with the issuance of common shares of the Acquiring Fund pursuant to the Agreement and Plan of Reorganization will be passed upon by Bingham McCutchen LLP, Boston, Massachusetts.

Experts

The financial statements of Premium Advantage and Premium Income appearing in the Funds’ respective Annual Reports for the fiscal year ended December 31, 2013 are incorporated herein. The financial statements have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to the Target Funds. The principal business address of PricewaterhouseCoopers LLP is 1 North Upper Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Attending the Annual Meeting

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold you shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Funds at (877) 821-2278 to obtain directions to the site of the Annual Meeting.

Outstanding Shares of the Target Funds and the Acquiring Fund

The following table sets forth the number of outstanding common shares and certain other share information of each Fund as of July 24, 2014.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Premium Advantage:
Common shares	Unlimited	—	25,679,417
Premium Income:
Common shares	100,000,000	—	18,530,957
Acquiring Fund:
Common shares	Unlimited	—	—

The common shares of Premium Advantage are listed and trade on the NYSE under the ticker symbol JLA. The common shares of Premium Income are listed and trade on NASDAQ under the ticker symbol QQQX. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will be listed on NASDAQ under the ticker symbol QQQX.

Shareholders of the Target Funds

As of December 31, 2013, the members of the Board and officers of each Target Fund as a group owned less than 1% of the total outstanding common shares.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Target Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before July 24, 2014. The estimated pro forma information presented is calculated assuming that outstanding common shares were as of July 24, 2014.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Estimated Pro Forma Common Shares of Acquiring Fund
Premium Advantage—
Common Shares	First Trust Portfolios, L.P., First Trust Advisors L.P. and The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187(1)	1,376,813	5.36%	7.67%

	Advisors Asset Management, Inc. 18925 Base Camp Road Monument, Colorado 80132(2)	1,433,507	5.57%	2.81%

Premium Income—
Common Shares	First Trust Portfolios, L.P., First Trust Advisors L.P. and The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187(3)	1,856,398	10.03%	7.67%

(1)	Based on an amended Schedule 13G filed on February 4, 2014.
(2)	Based on a Schedule 13G filed on February 7, 2013.
(3)	Based on an amended Schedule 13G filed on February 6, 2014.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE, NYSE MKT or NASDAQ, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Target Fund, each Target Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Target Funds, no shareholder of a Target Fund owns more than 10% of a registered class of a Target Fund’s equity securities, except as provided under “—Shareholders of the Target Funds” above.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Target Funds pro rata based on the projected net benefit and cost savings to each Target Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Target Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2015 annual meeting of shareholders of the Target Funds (or if the Reorganizations are consummated, the Acquiring Fund), a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than April 3, 2015. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund not later than June 17, 2015 or prior to June 2, 2015 for Premium Advantage and not later than April 3, 2015 or prior to March 4, 2015 for Premium Income. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganizations are consummated, the Target Funds will cease to exist and will not hold a 2015 annual meeting. However, in that event, the shareholders of the Target Funds will become shareholders of the Acquiring Fund, which will hold a 2015 annual meeting. If the Reorganizations are not approved or are not consummated, each Target Fund will hold its 2015 annual meeting of shareholders, expected to be held in April 2015.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is December 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 19, 2014.

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/ Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary.

To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Target Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Target Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Target Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals, except for the election of trustees. A signed proxy card or other authorization by a beneficial owner of shares of a Target Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

APPENDIX A

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Target Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Dollar Range of Equity Securities
Board Member Nominees	Premium Advantage	Premium Income	Aggregate Range of Equity; Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)
Board Members/Nominees who are not interested persons of the Target Funds
Robert P. Bremner	$0	$0	Over $100,000
Jack B. Evans	$0	$0	Over $100,000
William C. Hunter	$0	$0	Over $100,000
David J. Kundert	$0	$0	Over $100,000
John K. Nelson(2)	$0	$0	$0
William J. Schneider	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	Over $100,000
Carole E. Stone	$0	$0	Over $100,000
Virginia L. Stringer	$0	$0	Over $100,000
Terence J. Toth	$0	$0	Over $100,000

Board Members/Nominees who are interested person of the Target Funds
William Adams IV(2)	$0	$0	Over $100,000
Thomas S. Schreier Jr. (2)	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member in the Target Funds and in all Nuveen funds overseen by each Board Member. The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Joint Proxy Statement/Prospectus.
(2)	Board Members Adams, Nelson and Schreier were appointed as Board Members of each Target Fund effective September 1, 2013.

The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in each Target Fund as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

Fund Shares Owned By Board Members And Officers
Board Member Nominees	Premium Advantage	Premium Income
Board Members/Nominees who are not interested persons of the Target Funds
Robert P. Bremner	0	0
Jack B. Evans	0	0
William C. Hunter	0	0
David J. Kundert	0	0

A-1

Fund Shares Owned By Board Members And Officers
Board Member Nominees	Premium Advantage	Premium Income
John K. Nelson(1)	0	0
William J. Schneider	0	0
Judith M. Stockdale	0	0
Carole E. Stone	0	0
Virginia L. Stringer	0	0
Terence J. Toth	0	0

Board Members/Nominees who are interested person of the Target Funds
William Adams IV(1)	0	0
Thomas S. Schreier Jr. (1)	0	0

(1)	Board Members Adams, Nelson and Schreier were appointed as Board Members of each Target Fund effective September 1, 2013.

A-2

APPENDIX B

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING EACH TARGET FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee
Premium Advantage	6	7	0	4	6	4	6	4
Premium Income	6	7	0	4	6	4	6	4

B-1

APPENDIX C

NUVEEN FUND BOARD AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen (or its affiliates) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

A.        Reviewing and discussing the annual audited financial statements and semiannual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

B.        Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

C.        Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

D.        Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

E.        Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

F.        Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

G.        Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

H.        Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

A.        Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

B.        Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

C.        Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

D.        Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

E.        Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

F.        Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

G.        Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

H.        Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

A.        Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

B.        Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

A.        The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

B.        Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

C.        Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

D.        Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

E.        Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

F.        Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

G.        Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

H.        Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

I.        Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

A.        Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

B.        Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

C.        Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

D.        Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

E.        Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

F.        Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

G.        Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

H.        Performing any special reviews, investigations or oversight responsibilities requested by the Board.

I.         Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

J.        Undertaking an annual review of the performance of the Audit Committee.

K.        Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

APPENDIX D

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this             day of             , 2014 by and among Nuveen NASDAQ 100 Dynamic Overwrite Fund, a Massachusetts business trust (the “Acquiring Fund”), and each of Nuveen Equity Premium Advantage Fund, a Massachusetts business trust (“Premium Advantage” or a “Target Fund”), and NASDAQ Premium Income & Growth Fund Inc., a Maryland corporation (“Premium Income” or a “Target Fund” and, together with Premium Advantage, the “Target Funds”). The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”), as set forth in this Agreement, and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the pro rata distribution of all the Acquiring Fund Common Shares received by the Target Fund to the holders of common shares of the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and, together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had de minimis assets and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to complete the transactions contemplated hereby; and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Common Shares; and

WHEREAS, the Board of Trustees or Directors, as applicable, of each Target Fund (each, a “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of the respective Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR ACQUIRING FUND COMMON SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF EACH TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to such Target Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (ii) to assume substantially all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. Such transactions shall take place at the closings provided for in Section 3.1 (each, a “Closing” and, together, the “Closings”).

1.2        ASSETS TO BE TRANSFERRED.    Each Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that each Target Fund shall retain assets sufficient to pay the dividend or dividends set forth in Section 8.5.

Each Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Target Fund with a list of the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objectives, policies, and/or restrictions. Each Target Fund, if requested by the Acquiring Fund, will dispose of such securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund(s) holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date; provided, however, that if both Target Funds hold such securities, the Acquiring Fund shall apportion all such sales between the Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the respective Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of its Reorganization as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of such Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the dividend(s) set forth in Section 8.5.

1.4        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) each Target Fund will distribute in complete liquidation of the Target Fund, pro-rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by such Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to the Liquidation Date (“Interim Dividends”)); and (b) each Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distributions will be accomplished by the transfer of the Acquiring Fund Common Shares then credited to the account of each Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Common Shareholders and representing, in the case of each Target Fund Common Shareholder, such shareholder’s pro-rata share of the Acquiring Fund Common Shares received by such Target Fund, and by paying to Target Fund Common Shareholders any Interim Dividends on such transferred shares. All issued and outstanding common shares of each Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Common Shares in connection with such transfers, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Common Shares.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Common Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Common Shares in a name other than the registered holder of a Target Fund’s common shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Common Shares are to be issued and transferred.

1.7        TERMINATION.    Each Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts or Maryland state law, as applicable, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

1.8        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund.

1.9        BOOKS AND RECORDS.    All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the respective Target Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share at the Valuation Time shall be equal to the net asset value per common share of Premium Income as computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Board of Directors of Premium Income or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for a Target Fund’s assets transferred to the Acquiring Fund shall be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Target Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders on the Closing Date after a Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Target Fund are listed or another exchange on which the portfolio securities of a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Target Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing shall occur on             , 2014 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date. Each Closing shall be held as of 7:59 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund shall cause State Street, as custodian for such Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        Each Target Fund shall issue and deliver or cause State Street, in its capacity as transfer agent with respect to common shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares of such Target Fund, and the number and percentage ownership of outstanding common shares owned by each such Target Fund Common Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause State Street, in its capacity as transfer agent with respect to common shares, to issue and deliver to each Target Fund a confirmation evidencing the Acquiring Fund Common Shares to be credited on the Closing Date to the Secretary of each Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Common Shares have been credited to each Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Reorganization as follows:

(a)        The Target Fund is a corporation or business trust, as applicable, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of December 31, 2013 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of December 31, 2013, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)        The authorized capital of the Target Fund consists of the shares set forth in Exhibit A. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that, with respect to Premium Advantage, under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund under Massachusetts law). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(j)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The authorized capital of the Acquiring Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share, and an unlimited number of preferred shares of beneficial interest, par value $0.01 per share. The Acquiring Fund has no outstanding shares as of the date hereof and will have one outstanding share as of the Closing, no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(f)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(g)        The Acquiring Fund Common Shares to be issued and delivered to each Target Fund for the account of Target Fund Common Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Common Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(h)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(i)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(j)        The Acquiring Fund (i) has filed an election to be treated as an association taxable as a corporation for federal income tax purposes for its taxable year that will include the Closing Date, (ii) will elect to be taxed as a RIC and will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (iii) will be eligible to compute its federal income tax under Section 852 of the Code for its taxable year that includes the Closing Date, and (iv) will be treated as a separate corporation for federal income tax purposes for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year.

(k)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

(l)        The Acquiring Fund has no assets, and will have no assets prior to the Closing other than in connection with issuing one share to the initial shareholder, and has engaged in no activities other than as necessary to consummate the transactions hereunder.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, each Target Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    Each Target Fund will call a meeting of its respective shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Target Fund covenants that the Acquiring Fund Common Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, each Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by such Target Fund’s Controller, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Target Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds or the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinions contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants, and warranties of each Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing,

with the same force and effect as if made on and as of the Closing. Each Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        Each Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller of the Target Fund.

7.3        Prior to the Valuation Time, each Target Fund shall have declared the dividends and/or distributions contemplated by Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Target Fund and the Acquiring Fund hereunder shall also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, and By-Laws.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6        The Target Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Common Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Common Shares to be issued and delivered to each Target Fund on behalf of its Target Fund Common Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Bingham McCutchen LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        Premium Advantage has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        Premium Income is a corporation validly existing and in good standing under the laws of the State of Maryland.

(c)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts or State of Maryland, as applicable, is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(e)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust or Articles of Incorporation, as applicable, and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Bingham McCutchen LLP. Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the State of Maryland, Vedder Price P.C. may rely on the opinions of K&L Gates LLP.

8.8        With respect to each Reorganization, the Funds participating in such Reorganization shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of substantially all of the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund followed by the distribution to Target Fund Common Shareholders of all the Acquiring Fund Common Shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Common Shares to Target Fund Common Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Common Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Common Shares in the Reorganization, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Common Shares received by each Target Fund Common Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Common Shares received by each Target Fund Common Shareholder (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund Common Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinions shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated between the Target Funds pro-rata based on the projected relative benefits to each Target Fund during the first year following the Reorganizations, and each Target Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by a Target Fund Board or the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”). In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or a Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Common Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to the Acquiring Fund and Premium Advantage, it is expressly agreed that the obligations of such Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of such Fund personally, but shall bind only the property of such Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund’s and Premium Advantage’s Board of Trustees, and this Agreement has been signed by authorized officers of the Acquiring Fund and Premium Advantage acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of a Fund as provided in its Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and shall constitute a separate agreement between each Target Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN EQUITY PREMIUM ADVANTAGE FUND

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

EXHIBIT A

CAPITALIZATION OF TARGET FUNDS

Target Fund	Authorized Common Shares	Authorized Preferred Shares
Premium Advantage	Unlimited	Unlimited

Premium Income	100,000,000	0

APPENDIX E

DATES RELATING TO ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

Fund	Date of Original Investment Management Agreement	Date Original Investment Management Agreement Last Approved by Shareholders	Date Original Investment Management Agreement Last Approved For Continuance by Board
Premium Advantage	November 13, 2007	October 22, 2007	April 30, 2014
Premium Income	October 28, 2010	September 8, 2010	April 30, 2014

E-1

APPENDIX F

FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of this              day of             , 2014, by and between [FUND NAME], [ENTITY TYPE] (the “Fund”), and NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.        The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of [Directors/Trustees] of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as [directors/trustees] or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.        For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of the Fund-Level Fee and the Complex-Level Fee.

A.        The Fund-Level Fee shall be computed by applying the following annual rate to the average total daily managed assets of the Fund:

Average Total Daily Managed Assets(1)	Rate
Up to $500 million	.7000%
$500 to $1 billion	.6750%
$1 billion to $1.5 billion	.6500%
$1.5 billion to $2 billion	.6250%
$2 billion and over	.6000%

(1)	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

B.        The Complex-Level Fee shall be calculated by reference to the daily net assets of the Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the fund, such leveraging net assets) (“Complex-Level Assets”), pursuant to the following annual fee schedule:

Complex-Level Managed Assets Breakpoint Level	Effective Rate at Breakpoint Level
($million)
55,000.2000%
56,000.1996%
57,000.1989%
60,000.1961%
63,000.1931%
66,000.1900%
71,000.1851%
76,000.1806%
80,000.1773%
91,000.1691%
125,000.1599%
200,000.1505%
250,000.1469%
300,000.1445%

C.        “Eligible Funds,” for purposes of this Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund, will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not these acquired funds would be included in the Nuveen complex of Eligible Funds and, if so, whether there would be a basis for any adjustments to the complex-level breakpoints.

D.        For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.        The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as [directors/trustees], officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4.        Subject to applicable statutes and regulations, it is understood that officers, [directors/trustees], or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as [directors/trustees], officers or agents.

5.        The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.        The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.        This Agreement shall continue in effect until August l, 2015, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of [Directors/Trustees] or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of [Directors/Trustees] of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.        Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

[10.        The Fund’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund’s officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.]

11.        This Agreement shall be construed in accordance with applicable federal law and [(except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts)] the laws of the State of Illinois.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

[FUND NAME]

By:
Vice President

Attest:
Assistant Secretary
NUVEEN FUND ADVISORS, LLC

By:
Managing Director

Attest:
Assistant Secretary

APPENDIX G

INVESTMENT MANAGEMENT FEE INFORMATION

Complex Level Fee Rates
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of December 31, 2013, the complex-level fee rate for each Fund was 0.1686%.

G-1

Fund–Level Fee Rates, Management Fees Paid and Managed Assets

Fund	Fiscal Year End	Fund Average Daily Managed Assets*	Fund Level Fee Rate		Fees Paid to the Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013
Premium Advantage	12/31	For the first $500 million For the next $500 million For the next $500 million For the next $500 million For Managed Assets over $2 billion	0.7000 0.6750 0.6500 0.6250 0.6000	% % % % %	$3,067,850	$362,358,306
Premium Income	12/31	For the first $500 million For the next $500 million For the next $500 million For the next $500 million For Managed Assets over $2 billion	0.7000 0.6750 0.6500 0.6250 0.6000	% % % % %	$2,654,573	$343,129,671

*	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

G-2

APPENDIX H

DATES RELATING TO ORIGINAL SUB-ADVISORY AGREEMENTS

Fund	Sub-Adviser	Date of Original Sub-Advisory Agreement	Date Original Investment Sub-Advisory Agreement Last Approved by Shareholders	Date Original Sub-Advisory Agreement Last Approved For Continuance by Board
Premium Advantage	Gateway	February 16, 2008	October 12, 2007	April 30, 2014
Premium Income	Nuveen Asset Management	October 28, 2010	September 8, 2010	April 30, 2014

H-1

APPENDIX I

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

[Premium Income]

AGREEMENT made as of this              day of             , 2014, by and between Nuveen Fund Advisors, LLC a Delaware limited liability company and a federally registered investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, a Delaware limited liability company and a federally registered investment adviser (the “Sub-Adviser”).

WHEREAS, the Adviser serves as the investment adviser for NASDAQ Premium Income & Growth Fund Inc. (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an Investment Management Agreement between the Adviser and the Fund (as such agreement may be modified from time to time, the “Management Agreement”); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.        Appointment.    The Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.        Services to be Performed.    Subject always to the supervision of the Adviser and the Fund’s Board of Trustees, the Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and consistent with the investment objectives, policies and restrictions of the Fund, as such objectives, policies and restrictions may subsequently be changed by the Fund’s Board of Trustees and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions. The Adviser will provide the Sub-Adviser with current copies of the Fund’s Declaration of Trust and By-laws and any amendments thereto, and any written objectives, policies, procedures or limitations as they may be relevant to the Sub-Adviser’s performance under this Agreement. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. The Sub-Adviser will report to the Fund’s Board of Trustees and to the Adviser with respect to the implementation of such program.

The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities in which assets of the Fund allocated by the Adviser to the Sub-Adviser are invested consistent with the

Sub-Adviser’s proxy voting guidelines, as in effect from time to time, and the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund’s shares were voted, including the name of the corresponding issuers.

The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research and other services, if any, that may be provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund’s portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser or the Sub-Adviser, except as may be permitted under the 1940 Act.

The Sub-Adviser further agrees that it:

(a)        will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)        will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)        will report regularly to the Adviser and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Fund including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser and the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by the Adviser;

(d)        will prepare such books and records with respect to the Fund’s securities transactions for the portion of the Fund’s investment portfolio allocated to Sub-Adviser as reasonably requested by Manager and will furnish Manager and the Fund’s Board of Trustees such periodic and special reports as Manager or the Board may reasonably request;

(e)        will monitor the pricing of portfolio securities and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Adviser promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in the Sub-Adviser’s portion of the portfolio; and in addition, the Sub-Adviser will assist the Adviser in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities; and

(f)        will not consult with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund concerning transactions of the Fund in securities or other assets.

3.        Representations of the Adviser.    The Adviser hereby represents that it:

(a)        is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and will continue to be so registered for so long as this Agreement remains in effect;

(b)        is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services for the Fund;

(c)        has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements and any applicable requirements of any regulatory or industry self-regulatory agency which are necessary to be met in order to perform investment advisory services for the Fund; and

(d)        will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

4.        Representations of the Sub-Adviser.    The Sub-Adviser hereby represents that it:

(a)        is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(b)        is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services for the Fund;

(c)        has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements and any applicable requirements of any regulatory or industry self-regulatory agency which are necessary to be met in order to perform investment advisory services for the Fund; and

(d)        will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.        Expenses.    During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

6.        Compensation.    For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a per annum portfolio management fee of 0.39% of the Sub-Adviser’s allocation of the Fund’s managed assets. “Managed assets” for this purpose means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage).

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual fee rate, and multiplying this product by the managed assets of the Fund allocated by the Adviser to the Sub-Adviser, determined in the manner established by the Fund’s Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

7.        Services to Others.    The Adviser understands, and has advised the Fund’s Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to other investment portfolios, including investment companies, provided that whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each. The Adviser recognizes, and has advised the Fund’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, the Adviser understands, and has advised the Fund’s Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts. The Sub-Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1 of the 1940 Act, and shall not be subject to any other code of ethics, including the Adviser’s code of ethics, unless specifically adopted by the Sub-Adviser.

8.        Limitation of Liability.    The Sub-Adviser shall not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.        Term; Termination; Amendment.    This Agreement shall remain in full force until August 1, 2015, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser on no less than sixty (60) days’ written notice to the Sub-Adviser. This Agreement may be terminated at any time without the payment of any penalty by the Sub-Adviser on no less than sixty (60) days’ written notice to the Adviser. This Agreement may also be terminated by the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Adviser or the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to the effective date of such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Adviser and the Fund is terminated, assigned or not renewed.

10.        Notice.    All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Adviser or Sub-Adviser, as the case may be, or such other person as a party shall designate by notice to the other parties.

11.        Miscellaneous.    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

12.        Applicable Law.    This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

IN WITNESS WHEREOF, Manager and Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC		NUVEEN ASSET MANAGEMENT, LLC

By:		By:
Name:		Name:
Title:	Managing Director	Title:	Managing Director

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

[Premium Advantage]

AGREEMENT made as of this              day of             , 2014 by and between Nuveen Fund Advisors, LLC, a Delaware limited liability company and a federally registered investment adviser (“Manager”), and Gateway Investment Advisers, LLC, a Delaware limited partnership and a federally registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager serves as the investment manager for Nuveen Equity Premium Advantage Fund (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, the “Management Agreement”); and

WHEREAS, Manager desires to retain Sub-Adviser to furnish investment advisory services for a certain designated portion of the Fund’s investment portfolio, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.        Appointment.    Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.        Services to be Performed.    Subject always to the supervision of Fund’s Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by Manager to Sub-Adviser, all on behalf of the Fund and as described in the Fund’s initial registration statement on Form N-2 as declared effective by the Securities and Exchange Commission, consistent with the investment objectives and restrictions of the Fund described therein and as they may subsequently be changed by the Fund’s Board of Trustees and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions. Manager will provide Sub-Adviser with current copies of the Fund’s Declaration of Trust, By-laws, prospectus and any amendments thereto, and any written objectives, policies, procedures or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

Manager shall arrange for the Fund’s custodian to forward to Sub-Adviser or Sub-Adviser’s designated proxy agent on a timely basis copies of all proxies and shareholder communications relating to securities in which assets of the Fund’s investment portfolio allocated by Manager to Sub-Adviser are invested. The Sub-Adviser will vote all such proxies delivered to Sub-Adviser or Sub-Adviser’s designated proxy agent consistent with the Sub-Adviser’s proxy voting guidelines and the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund’s shares were voted, including the name of the corresponding issuers.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of either the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act.

Sub-Adviser further agrees that it:

a)        will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)        will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)        will report regularly to Manager and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser, the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;

d)        will monitor the pricing of option contracts each day on which the Fund calculates a net asset value, to determine whether market movements between 4:00 p.m. and 4:15 p.m. indicate that it is necessary for the Fund to determine a fair value of such option contracts and will promptly notify the Manager of such evaluation provided that, this provision is not intended to limit the Sub-Adviser’s responsibility to promptly notify the Manager of market or security-specific events that have come to the attention of the Sub-Adviser, that could call into question the validity of the pricing of one or more securities in the Fund’s portfolio; and

e)        will prepare such books and records with respect to the Fund’s securities transactions for the portion of the Fund’s investment portfolio allocated to the Sub-Adviser as reasonably requested by the Manager and will furnish Manager and Fund’s Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

f)        The Sub-Adviser is prohibited from consulting with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund concerning transactions of the Fund in securities or other assets.

3.        Representations of Manager.    Manager hereby represents that it:

a)        is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

b)        is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

c)        has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, or the applicable licensing requirements for the use of any trademarks necessary to be met in order to perform investment advisory services for the Fund; and

d)        will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

4.        Representations of Sub-Adviser.    Sub-Adviser hereby represents that it:

a)        is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

b)        is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

c)        has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform investment advisory services for the Fund; and

d)        will immediately notify the Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

5.        Expenses.    During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

Compensation.    For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee calculated based on the Sub-Adviser’s allocation of Fund net assets (including net assets attributable to Fund Preferred Shares and the principal amount of any borrowings) in accordance with the following schedule:

Daily Net Assets	Sub-Adviser’s Annual Fee Rate
Up to $500 million	0.30000%
$500 million to $1 billion	0.28750%
$1 billion to $1.5 billion	0.27500%
$1.5 billion to $2 billion	0.26250%
In excess of $2 billion	0.25000%

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund allocated to the Sub-Adviser, determined in the manner established by the Fund’s Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

Manager shall not agree to amend the financial terms of the Expense Reimbursement Agreement or the Management Agreement to the detriment of the Sub-Adviser by operation of this Section 6 without the express written consent of the Sub-Adviser.

6.        Services to Others.    Manager understands, and has advised Fund’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to other investment portfolios including investment companies, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

7.        Limitation of Liability.    The Sub-Adviser shall not be liable for, and Manager will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

8.        Term; Termination; Amendment.    This Agreement shall become effective with respect to the Fund on the same date that it is approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until August 1, 2015 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on no less than sixty (60) days’ written notice to the Sub-Adviser. This Agreement may be terminated at any time without the payment of any penalty by the Sub-Adviser on no less than sixty (60) days’ written notice to the Manager. This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to the effective date of such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.

9.        Gateway Name.    Manager shall furnish to Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. Manager shall not use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

10.        Notice.    Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

If to the Manager:	If to the Sub-Adviser:

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, Illinois 60606

Attention: John P. Amboian

With a copy to:

Nuveen Investments, Inc.

333 West Wacker Drive

Chicago, Illinois 60606

Attention: General Counsel

Gateway Investment Advisers, LLC Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 Attention: Geoffrey Keenan

or such address as each such party may designate for the receipt of such notice.

11.        Limitations on Liability.    All parties hereto are expressly put on notice of the Fund’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

12.        Miscellaneous.    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13.        Applicable Law.    This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company		GATEWAY INVESTMENT ADVISERS, LLC, a Delaware limited liability company

By:		By:
Title:	Managing Director	Title:	President and Chief Executive Officer, Gateway Investment Advisers, Inc., General Partner

APPENDIX J

SUB-ADVISORY FEE RATES AND SUB-ADVISORY FEES PAID

Fund	Fiscal Year End	Sub-Adviser	Annual Sub-Advisory Fee Rate		Fees Paid to the Sub-Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013
Premium Advantage	12/31	Gateway	Fee calculated as a percentage of the Fund’s net assets allocated to the Sub-Adviser in accordance with the following schedule:		$1,060,727	$362,358,306

			Net Assets	Sub-Adviser’s Annual Fee Rate
			Up to $500 million	0.30000%
			$500 million to $1 billion	0.28750%
			$1 billion to $1.5 billion	0.27500%
			$1.5 billion to $2.0 billion	0.26250%
			In excess of $2.0 billion	0.25000%

Premium Income	12/31	Nuveen Asset Management	0.39% of the Fund’s managed assets		$1,193,153	$343,129,671

J-1

APPENDIX K

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY TARGET FUND SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AS THE TARGET FUNDS

None.

K-1

APPENDIX L

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER AND SUB-ADVISERS

	Principal Executive Officer and Directors			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser/Sub-Adviser
Adviser/Sub-Adviser	Name	Address	Principal Occupation
Nuveen Fund Advisors	William Adams IV Thomas S. Schreier, Jr.	333 W. Wacker Dr. Chicago, IL 60606 333 W. Wacker Dr. Chicago, IL 60606	Co-President Co-President	Gifford R. Zimmerman Margo L. Cook Stephen D. Foy Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme William Adams IV Thomas S. Schreier, Jr.

Nuveen Asset Management	Thomas S. Schreier, Jr. William T. Huffman	333 W. Wacker Dr. Chicago, IL 60606 333 W. Wacker Dr. Chicago, IL 60606	Chairman President	Gifford R. Zimmerman Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme Thomas S. Schreier, Jr.

Gateway	Paul Robert Stewart	312 Walnut Street, 35th Floor Cincinnati, OH 45202	President, Chief Executive Officer and Board Member	None

	Gary Howard Goldschmidt	312 Walnut Street, 35th Floor Cincinnati, OH 45202	Chief Operating Officer, Chief Financial Officer, Senior Vice President and Board Member

	Duncan Borger Ellerton Wilkinson	312 Walnut Street, 35th Floor Cincinnati, OH 45202	Board Member

	Michael Thomas Buckius	312 Walnut Street, 35th Floor Cincinnati, OH 45202	Chief Investment Officer, Senior Vice President and Board Member

	David Lawrence Giunta	312 Walnut Street, 35th Floor Cincinnati, OH 45202	Board Member

L-1

APPENDIX M

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the life of the Funds.

Premium Advantage

The following financial highlights table is intended to help you understand Premium Advantage’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. Except where noted, the information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of December 31, 2013, including the financial highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The Annual Report may be obtained without charge by calling (800) 257-8787.

	Year Ended December 31,
Per Share Operating Performance	2013	2012	2011	2010	2009	2008	2007	2006	2005(e)
Beginning Net Asset Value	$13.33	$13.22	$13.62	$13.54	$12.47	$18.57	$18.35	$18.84	$19.10

Investment Operations:
Net Investment Income (Loss)(a)	0.13	0.14	0.12	0.11	0.13	0.17	0.22	0.20	0.10
Net Realized/Unrealized Gain (Loss)	1.79	1.11	0.70	1.27	2.25	(4.67)	1.82	1.13	0.60

Total	1.92	1.25	0.82	1.38	2.38	(4.50)	2.04	1.33	0.70

Less Distributions:
From Net Investment Income	(0.13)	(0.21)	(0.87)	(0.11)	(0.14)	(0.92)	(0.21)	(0.20)	(0.10)
From Accumulated Net Realized Gains	—	—	—	—	—	(0.69)	—	—	(0.13)
Return of Capital	(1.01)	(0.93)	(0.35)	(1.19)	(1.18)	—	(1.61)	(1.62)	(0.69)

Total	(1.14)	(1.14)	(1.22)	(1.30)	(1.32)	(1.61)	(1.82)	(1.82)	(0.92)

Offering Costs	—	—	—	—	—	—	—	— *	(0.04)

Discount from Shares Repurchased and Retired	—	— *	— *	—	0.01	0.01	—	—	—

Ending Net Asset Value	$14.11	$13.33	$13.22	$13.62	$13.54	$12.47	$18.57	$18.35	$18.84

Ending Market Value	$12.64	$11.90	$11.46	$12.90	$13.07	$10.34	$16.45	$19.20	$17.56

Total Returns:
Based on Net Asset Value(b)	14.88%	9.54%	6.35%	10.83%	20.21%	(25.63)%	11.50%	7.35%	3.43%
Based on Market Value(b)	16.23%	13.89%	(1.82)%	8.95%	41.37%	(29.22)%	(5.15)%	20.52%	(7.87)%
Ratios/Supplemental Data
Ending Net Assets (000)	$362,358	$342,191	$340,529	$352,431	$349,898	$323,971	$484,998	$474,781	$482,979
Ratios to Average Net Assets Before Reimbursement
Expenses	0.97%	0.99%	0.98%	1.00%	1.01%	0.99%	0.98%	0.99%	1.01%**
Net Investment Income (Loss)	0.97%	1.04%	0.83%	0.66%	0.82%	0.88%	0.99%	0.85%	0.71%**
Ratios to Average Net Assets After Reimbursement(c)
Expenses	N/A	N/A	0.94%	0.85%	0.81%	0.79%	0.78%	0.79%	0.81%**
Net Investment Income (Loss)	N/A	N/A	0.87%	0.80%	1.02%	1.08%	1.19%	1.05%	0.90%**
Portfolio Turnover Rate(d)	6%	6%	14%	5%	10%	12%	3%	26%	9%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from Adviser, where applicable. As of May 31, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 - Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.
(e)	For the period May 25, 2005 (commencement of operations) through December 31, 2005.
*	Rounds to less than $.01 per share.
**	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

Premium Income

The following financial highlights table is intended to help you understand Premium Income’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of December 31, 2013, including the financial highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The Annual Report may be obtained without charge by calling (800) 257-8787.

	Year Ended December 31,
Per Share Operating Performance	2013	2012	2011	2010	2009	2008	2007(d)
Beginning Net Asset Value	$15.17	$14.11	$14.67	$14.08	$11.28	$20.63	$19.10

Investment Operations:
Net Investment Income (Loss)(a)	0.07	0.06	(0.01)	(0.04)	(0.05)	(0.08)	(0.07)
Net Realized/Unrealized Gain (Loss)	4.51	2.21	0.69	1.89	4.70	(7.42)	3.34

Total	4.58	2.27	0.68	1.85	4.65	(7.50)	3.27

Less Distributions:
From Net Investment Income	(0.07)	(0.06)	(0.47)	—	—	(0.27)	—
From Accumulated Net Realized Gains	—	—	(0.77)	—	—	—	—
Return of Capital	(1.14)	(1.15)	—	(1.26)	(1.85)	(1.58)	(1.70)

Total	(1.21)	(1.21)	(1.24)	(1.26)	(1.85)	(1.85)	(1.70)

Offering Costs	—	—	—	—	—	—	(0.04)

Ending Net Asset Value	$18.54	$15.17	$14.11	$14.67	$14.08	$11.28	$20.63

Ending Market Value	$17.80	$15.08	$13.03	$14.10	$14.40	$9.29	$18.26

Total Returns:
Based on Net Asset Value(b)	31.30%	15.98%	4.82%	14.05%	44.32%	(37.07)%	17.95%
Based on Market Value(b)	27.04%	25.05%	0.91%	7.46%	79.21%	(41.45)%	(0.30)%
Ratios/Supplemental Data
Ending Net Assets (000)	$343,130	$280,033	$260,176	$270,534	$259,728	$206,291	$377,248
Ratios to Average Net Assets
Expenses	1.00%	1.01%	1.04%	1.08%	1.11%	1.05%	1.06%*
Net Investment Income (Loss)	0.44%	0.40%	(0.04)%	(0.25)%	(0.38)%	(0.47)%	(0.36)%*
Portfolio Turnover Rate(c)	9%	1%	51%	33%	—%	19%	31%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
For the fiscal years ended December 31, 2009, and prior, the Fund’s Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Investment Advisers, LLC, the Fund’s previous investment adviser. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5–Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.
(d)	For the period January 30, 2007 (commencement of operations) through December 31, 2007.
*	Annualized.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                                                                                           QQQX-0914

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on September 19, 2014

Please detach at perforation before mailing.

NUVEEN EQUITY PREMIUM ADVANTAGE FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 19, 2014

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Equity Premium Advantage Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Equity Premium Advantage Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on September 19, 2014, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournments or postponements thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Equity Premium Advantage Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	JLA_25748_072114-BK10

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Equity Premium Advantage Fund

Shareholders Meeting to Be Held on September 19, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01.    William Adams IV

02.    David J. Kundert

03.    John K. Nelson

04.    Terence J. Toth

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		☐	☐	☐
		FOR	AGAINST	ABSTAIN
2.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Equity Premium Advantage Fund (the “Target Fund”) would: (i) transfer substantially all of its assets to Nuveen NASDAQ 100 Dynamic Overwrite Fund, a newly formed Massachusetts business trust (the “Acquiring Fund”), in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

		☐	☐	☐
3(a).	To approve a new investment management agreement between Nuveen Equity Premium Advantage Fund and Nuveen Fund Advisors, LLC.	☐	☐	☐
3(b).	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC Gateway Investment Advisers, LLC, with respect to Nuveen Equity Premium Advantage Fund.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

JLA_25748_072114-BK10

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on September 19, 2014

Please detach at perforation before mailing.

NASDAQ PREMIUM INCOME AND GROWTH FUND INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 19, 2014

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of NASDAQ Premium Income and Growth Fund Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of NASDAQ Premium Income and Growth Fund Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on September 19, 2014 at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournments or postponements thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of NASDAQ Premium Income and Growth Fund Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	QQQX_25748_072114-BK10

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

NASDAQ Premium Income and Growth Fund Inc.

Shareholders Meeting to Be Held on September 19, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William Adams IV 02. Robert P. Bremner 03. Jack B. Evans 04. William C. Hunter	05. David J. Kundert 06. John K. Nelson 07. William J. Schneider 08. Thomas S. Schreier, Jr.	09. Judith M. Stockdale 10. Carole E. Stone 11. Virginia L. Stringer 12. Terence J. Toth	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
				FOR	AGAINST	ABSTAIN
2.

To approve an Agreement and Plan of Reorganization pursuant to which NASDAQ Premium Income and Growth Fund Inc. (the “Target Fund”) would: (i) transfer substantially all of its assets to Nuveen NASDAQ 100 Dynamic Overwrite Fund, a newly formed Massachusetts business trust (the “Acquiring Fund”), in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

				☐	☐	☐
3(a).	To approve a new investment management agreement between NASDAQ Premium Income and Growth Fund Inc. and Nuveen Fund Advisors, LLC.			☐	☐	☐
3(b).	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, with respect to NASDAQ Premium Income and Growth Fund Inc.			☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

QQQX_25748_072114-BK10

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

NUVEEN EQUITY PREMIUM ADVANTAGE FUND (JLA)

NASDAQ PREMIUM INCOME & GROWTH FUND INC. (QQQX)

AND

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen Equity Premium Advantage Fund (the “Premium Advantage”) and NASDAQ Premium Income & Growth Fund Inc. (“Premium Income” and together with Premium Advantage, the “Target Funds” and each, a “Target Fund”) in connection with the proposed reorganizations of the Target Funds into Nuveen NASDAQ 100 Dynamic Overwrite Fund, a newly formed Massachusetts business trust (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of such Target Fund; and (ii) the pro rata distribution of the newly issued Acquiring Fund common shares received by each Target Fund to its common shareholders as part of the liquidation, dissolution and termination of such Target Fund in accordance with applicable law (each, a “Reorganization” and collectively, the “Reorganizations”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (“SEC”) dated July 30, 2014 relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated July 30, 2014.

-i-

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees or Board of Directors, as applicable (each, a “Board” or the “Board” and each Trustee or Director, a “Board Member”), without the approval of shareholders.

The Funds have similar investment objectives. The Acquiring Fund’s investment objective is to seek attractive total return with less volatility than the NASDAQ-100 Index. Premium Advantage’s primary investment objective is to provide a high level of current income and gains from net index option premiums. Premium Advantage’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. Premium Income’s investment objective is high current income and capital appreciation. There can be no assurance that a Fund will achieve its investment objective(s). While the Acquiring Fund’s investment objective includes a volatility component and thereby differs from those of the Target Funds, it is not expected that this difference will result in any significant differences between how the Target Funds’ assets are currently managed and how the Acquiring Fund’s assets will be managed after the Reorganizations.

The Funds have similar investment policies and strategies, but there are some differences. The Acquiring Fund and Premium Income seek to substantially replicate price movements of the NASDAQ-100 Index, while Premium Advantage seeks to replicate the price movements of a target index comprised of the S&P 500 Index (50%) and the NASDAQ-100 Index (50%). In addition, the Acquiring Fund and Premium Income employ a dynamic options strategy that consists of writing (selling) call options on a variable portion of the value of the Fund’s equity portfolio, while Premium Advantage employs a constant options strategy that consists of writing (selling) call options on the entire value of the Fund’s equity portfolio. The Acquiring Fund’s dynamic options strategy may cover a larger percentage of the Acquiring Fund’s equity portfolio than Premium Income’s options strategy (35% to 75% versus 30% to 50%).

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The NASDAQ-100 Index is an index that includes 100 of the largest domestic and international nonfinancial securities listed on NASDAQ based on market capitalization.

Each Fund’s investment objective(s) are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if applicable, preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

The Acquiring Fund will pursue its investment objective by utilizing a dynamic equity option strategy. Under normal market circumstances, the Acquiring Fund will invest its Managed Assets in an equity portfolio designed to broadly track the return and risk characteristics of the NASDAQ-100 Index and apply a dynamic call option overwrite strategy.

The Acquiring Fund’s policy of investing, under normal market circumstances, at least 80% of its Managed Assets in a diversified equity portfolio that seeks to substantially replicate price movements of the NASDAQ-100 Index is not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. However, this policy may only be changed by the Acquiring Fund’s Board following the provision of 60 days’ prior written notice to common shareholders.

The Acquiring Fund’s principal options strategy will consist of selling index call options, call options on custom baskets of securities and covered call options on individual securities. In addition to writing call options, the Acquiring Fund’s options strategies will include utilizing call spreads. A call spread involves the sale and corresponding purchase of call options on the same underlying security, index or instrument. The Acquiring Fund’s strategy of using the NASDAQ-100 Index as the relevant benchmark for its equity portfolio and principal options strategy is not considered fundamental and can be changed without a vote of the common shareholders. However, any use of an alternative index must be approved by the Acquiring Fund’s Board.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) is the Acquiring Fund’s investment adviser, responsible for the Fund’s overall investment strategy and its implementation. The Adviser will oversee Nuveen Asset Management, LLC (“Nuveen Asset Management”), the Acquiring Fund’s sub-adviser, in its management of the Fund’s portfolio. This oversight will include ongoing evaluation of the Sub-Adviser’s investment performance, portfolio allocations, quality of investment process and personnel, compliance with Acquiring Fund and regulatory guidelines, trade allocation and execution and other factors.

The securities or other instruments included in the Acquiring Fund’s equity portfolio will be selected and periodically rebalanced utilizing statistical methods including, but not limited to, optimization and a variety of other quantitative modeling techniques. However, due to U.S. federal income tax considerations, the Acquiring Fund intends to limit the overlap between the components of its equity portfolio (and any subset thereof) and the constituent securities of the NASDAQ-100 Index to less than 70% (generally based on the value of such components) on an ongoing basis. As a result, the Acquiring Fund will not hold all of the common stocks in the NASDAQ-100 Index, or in the same weightings as in the NASDAQ-100 Index, and returns on the Fund’s equity portfolio are not intended to exactly match those of the NASDAQ-100 Index. The 30% or greater of the Acquiring Fund’s equity portfolio invested in securities outside the NASDAQ-100 Index will be selected to match the characteristics of the index with limited tracking error.

Under normal market circumstances, the Acquiring Fund will sell index call options, call options on custom baskets of securities and covered call options on individual securities. The Acquiring Fund targets an overwrite level of approximately 55% over time, and the overwrite level will vary, based on market conditions, between 35% and 75% of the value of the Fund’s equity portfolio. In applying the dynamic call option strategy, the Sub-Adviser is responsible for determining the notional value, timing, type and terms of the options strategies used by the Acquiring Fund. The Sub-Adviser actively manages the Acquiring Fund’s options positions. In the Sub-Adviser’s discretion, the Acquiring Fund may purchase back call options or allow them to expire. To determine the options strategies used, the Sub-Adviser considers market factors, such as current market levels and volatility, and option-specific factors, including but not limited to premium/cost, exercise price and expiration. The Sub-Adviser typically seeks to construct a portfolio of call options that is diversified across multiple strike prices and expiration dates based on current market expectations.

Under normal circumstances, the Acquiring Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

There is no assurance that the Acquiring Fund will achieve its investment objective.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, the Acquiring Fund’s portfolio will be composed of the investments described below.

Common Stocks

The Acquiring Fund expects to invest in a portfolio of individual common stocks designed to replicate the risk and return profile of the NASDAQ-100 Index. The Acquiring Fund may also invest in pooled securities, including exchange-traded funds, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

An investment in the Acquiring Fund should be made with an understanding of the risks that an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of the Fund may decline. The Acquiring Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in the Acquiring Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Acquiring Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends that could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Acquiring Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Acquiring Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Options Strategy

In carrying out its principal options strategy, the Acquiring Fund expects to primarily write index call options on the NASDAQ-100 Index and other broad-based indices and may, if the Sub-Adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Acquiring Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price on the expiration date. If, at expiration, the purchaser exercises the index option sold by the Acquiring Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Acquiring Fund as the seller of the index call option. The Acquiring Fund generally will repurchase index call options prior to the expiration dates, ending the Fund’s obligation. In that case, the cost of repurchasing an option will determine the gain or loss realized by the Acquiring Fund.

The Acquiring Fund may also write call options on custom baskets of securities. A custom basket call option is an over-the-counter (“OTC”) option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Acquiring Fund’s equity portfolio. In designing the custom basket call options, the Sub-Adviser will primarily select assets not held by the Acquiring Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Sub-Adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

The Acquiring Fund may also write single name call options on individual stocks. With respect to call options written on individual securities, the Acquiring Fund will not write “naked” or uncovered call options. A call option written by the Acquiring Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Acquiring Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Acquiring Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Acquiring Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Acquiring Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.

Risks of Trading Options.    The ability to successfully implement the Acquiring Fund’s primary options strategy depends on the Sub-Adviser’s ability to react appropriately to pertinent market movements, which cannot be assured, and is subject to various additional risks. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Acquiring Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Acquiring Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

The value of the call options written by the Acquiring Fund, which will be marked-to-market on a daily basis, will be affected by an increase in interest rates, changes in the actual or perceived volatility of the NASDAQ-100 Index and the underlying common and the remaining time to the options’ expiration. The value of the options may also be adversely affected if the market for the options becomes less liquid or smaller.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Transactions by the Acquiring Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Acquiring Fund may write may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Sub-Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the Acquiring Fund’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Other Investments

The Acquiring Fund may invest in other securities as described below:

U.S. Government Securities.    U.S. government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Acquiring Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, the Student Loan Marketing Association, the United States Postal Service, the Small Business Administration, the Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, the Acquiring Fund will invest in obligations issued by these instrumentalities only if the Adviser determines that the credit risk with respect to such obligations is minimal.

Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

Repurchase Agreements.    The Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Acquiring Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the collateral to at least that of the repurchase price, including interest.

Securities Issued by Non-U.S. Issuers.    The Acquiring Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

Securities of non-U.S. issuers include ADRs, Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar-denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Acquiring Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Acquiring Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Adviser may not be able to sell the Acquiring Fund’s portfolio securities at times, in amounts or at prices they consider reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Fund’s return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Acquiring Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although the Acquiring Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

When-Issued and Delayed Delivery Transactions.    The Acquiring Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund. The Acquiring Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Options on Securities.    The Acquiring Fund may purchase call options on stock or other securities. In addition, the Acquiring Fund may seek to hedge a portion of its portfolio investments through writing (selling) covered call options.

The Acquiring Fund will receive a premium when it writes call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Acquiring Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the seller of the option continues. Upon the exercise of a call option written by the Acquiring Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Acquiring Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock Indices.    The Acquiring Fund may purchase call options on stock indices (in addition to the NASDAQ-100 Index) to enhance portfolio returns or to hedge against risks of market-wide price movements affecting its assets. In addition, the Acquiring Fund may write covered call options on stock indices. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Acquiring Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Acquiring Fund’s investments correlate with price movements in the stock index selected. In addition, successful use by the Acquiring Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that the Adviser’s judgment in this respect will be correct.

When the Acquiring Fund writes an option on a stock index, it will establish a segregated account with its custodian or broker in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Stock Index Futures Contracts.    The Acquiring Fund may purchase and sell stock index futures to enhance portfolio returns or as a hedge against movements in the equity markets. Stock index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Acquiring Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Acquiring Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

The Acquiring Fund and the Adviser have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, none of the Fund, the Adviser, or their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Acquiring Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Acquiring Fund may enter into futures contracts or engage in options transactions. See “Federal Income Tax Matters.”

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Acquiring Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Other Futures Contracts and Options on Futures Contracts.    The Acquiring Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. government agency security futures contracts and (ii) options on U.S. Treasury security or U.S. government Agency security futures contracts. All such futures contracts and options thereon must be traded and listed on an exchange. U.S. Treasury and U.S. government agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury bond or U.S. Treasury note or a U.S. government agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. government agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. government agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the seller of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the seller’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts.    Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Acquiring Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Acquiring Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Acquiring Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Acquiring Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that the Adviser’s judgment in this respect will be correct.

There is no limit on the amount of the Acquiring Fund’s assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

An option is an instrument that gives the holder of the instrument the right, but not the obligation, to purchase or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires.

Illiquid Securities.    The Acquiring Fund may invest without limit in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Acquiring Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term Debt Securities.    Under normal circumstances, the Acquiring Fund will invest no more than 10% of its Managed Assets in short-term investment grade debt securities. During temporary defensive periods, the Acquiring Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Acquiring Fund may not pursue or achieve its investment objective. In addition, upon the Sub-Adviser’s recommendations that a change would be in the best interests of the Acquiring Fund and upon concurrence by the Adviser, and subject to approval of the Board, the Sub-Adviser may deviate from its investment guidelines. These investments are defined to include, without limitation, the following:

(1)	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3)	Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to purchase back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral.

If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the U.S. Bankruptcy Code.

(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Investment Companies.    The Acquiring Fund may invest in securities of other investment companies, including open- or closed-end investment companies or exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Acquiring Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risks. Leverage risks related to an investment in the securities of a leveraged investment company include the likelihood of greater volatility of the net asset value and market price of the investment company’s shares.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objective of the Acquiring Fund. In addition, a security may be sold and another with similar characteristics purchased at approximately the same time to take advantage of what the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when the Sub-Adviser anticipates a change in the price of such security, the Sub-Adviser believes the price of a security has reached or is near a realistic maximum, or there are other securities that the Sub-Adviser believes are more attractive given the Acquiring Fund’s investment objective.

The Acquiring Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s equity portfolio will not be used as the primary means of achieving the Fund’s investment objective. While there can be no assurance thereof, the Acquiring Fund anticipates that its annual portfolio turnover rate will generally not exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Acquiring Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares of such

Fund. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Each Fund may not, as applicable:

1.	Issue Senior Securities

a(i).	Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below.

a(ii).	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

Applies to: Acquiring Fund and Premium Advantage

b.	Issue senior securities or borrow money, except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

Applies to: Premium Income

2.	Act as Underwriter

a.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans.

Applies to: Acquiring Fund and Premium Advantage

b.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

Applies to: Premium Income

3.	Concentrate in Any One Industry

a.	Invest more than 25% of its total assets in the securities of issuers in any one industry; except that if 25% or more of the securities in the Index are issued by companies in one industry the Fund will concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions as described in the Fund’s prospectus.

Applies to: Acquiring Fund and Premium Income

b.	Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation.

Applies to: Premium Advantage

4	Buy or Sell Real Estate/Commodities

Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities or other investments directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

Applies to: Acquiring Fund and Target Funds

5	Lending

a.	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

Applies to: Acquiring Fund and Premium Advantage

b.

Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund takes short positions using options, forward contracts or other derivatives, purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities as described in the Fund’s prospectus in an amount not in excess of 33 1/3% of its total assets, taken at market value.

Applies to: Premium Income

6	Invest more than 5% in an Issuer

a.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term “issuer” includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

Applies to: Premium Advantage

b.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

Applies to: Premium Income

The following fundamental policy applies only to Premium Income. It is a non-fundamental policy of the Acquiring Fund and Premium Advantage.

7	Invest for Control

Make investments for the purpose of exercising control or management.

For purposes of the industry concentration policy referred to in investment restriction number 3 above, the term “industry” refers to the separate industries that comprise the ten S&P 500 economic sectors included in Standard & Poor’s and Morgan Stanley Capital International Global Industry Classification Standard.

For the purpose of applying the limitation set forth in subparagraph 6 above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, each Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent each Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risks.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

(1)        Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.

(3)        Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Funds may be subject to certain restrictions imposed by either guidelines of one or more credit rating agencies that may issue ratings for preferred shares, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser and/or the Sub-Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of preferred shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Portfolio Turnover

Each Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s equity portfolio will not be used as the primary means of achieving the Fund’s investment objective(s). Although the Funds cannot accurately predict their annual portfolio turnover rates, no Fund’s annual portfolio turnover rate is expected to exceed 50% under normal circumstances. The Funds do not expect to engage in significant short-term trading.

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.

For the fiscal years ended December 31, 2013 and December 31, 2012, the portfolio turnover rates of the Target Funds were as follows:

Fund	2013	2012
Premium Advantage	6%	6%
Premium Income	9%	1%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes. See “Federal Income Tax Matters.”

MANAGEMENT OF THE FUNDS

Investment Adviser

Nuveen Fund Advisors, LLC is the investment adviser to each Target Fund and will serve as investment adviser to the Acquiring Fund following the Reorganizations. Nuveen Fund Advisors is responsible for overseeing each Fund’s overall investment strategy and asset allocation decisions. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net-worth investors as well as the consultants and financial advisers who serve them. Nuveen Investments markets its specialized investment solutions under the high-quality brands of NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds, Gresham and Winslow Capital.

Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place. See “Proposal No. 3” in the Joint Proxy Statement/Prospectus.

The total dollar amounts paid to Nuveen Fund Advisors by each Target Fund under each Target Fund’s Investment Management Agreement for the last three fiscal years are as follows:

Premium Advantage	2013	2012	2011
Gross Advisory Fees	$3,067,850	$3,042,810	$3,038,464
Waiver	—	—	$(148,061)

Net Advisory Fees	$3,067,850	$3,042,810	$2,890,403

Premium Income	2013	2012	2011
Gross Advisory Fees	$2,654,573	$2,509,478	$2,366,775
Waiver	—	—	—

Net Advisory Fees	$2,654,573	$2,509,478	$2,366,775

Sub-Advisers

Nuveen Fund Advisors has selected Gateway Investment Advisers, LLC (“Gateway”) to serve as a sub-adviser to Premium Advantage pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Gateway. Gateway has an over 30-year history of providing hedged equity strategies for risk-conscious investors. The firm’s largest (by assets) strategy seeks to capture the majority of returns associated with investing in equity securities while minimizing risk. Gateway is organized as a Delaware limited liability company. Gateway is a wholly-owned subsidiary of Natixis Global Asset Management, L.P., a subsidiary of Natixis, the corporate, investment management and financial services arm of Groupe BPCE, the second largest banking group in France. As of March 31, 2014, Gateway managed approximately $12.4 billion in assets. The business address of Gateway is 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202.

Nuveen Fund Advisors pays Gateway a portfolio management fee equal to a percentage of the net advisory fees paid by Premium Advantage to Nuveen Fund Advisors under the Fund’s Investment Management Agreement with respect to the Fund’s net assets in accordance with the following schedule:

Net Assets	Percentage of Advisory Fee
Up to $500 million	0.30000%
$500 million to $1 billion	0.28750%
$1 billion to $1.5 billion	0.27500%
$1.5 billion to $2.0 billion	0.26250%
In excess of $2.0 billion	0.25000%

The total dollar amount paid to Gateway by Nuveen Fund Advisors with respect to Premium Advantage for the fiscal year ended December 31, 2013 was $1,060,727.

Nuveen Fund Advisors has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC (together with Gateway, the “Sub-Advisers” and each, a “Sub-Adviser”), to serve as a sub-adviser to Premium Income pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management. Nuveen Asset Management, an affiliate of Nuveen Investments, is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. The business address of Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors has also selected Nuveen Asset Management to serve as a sub-adviser to the Acquiring Fund following the Reorganizations pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management.

Nuveen Fund Advisors pays Nuveen Asset Management a per annum portfolio management fee of 0.39% of Premium Income’s managed assets. The total dollar amount paid to Nuveen Asset Management by Nuveen Fund Advisors with respect to Premium Income for the fiscal year ended December 31, 2013 was $1,193,153. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Following the Reorganizations, Nuveen Fund Advisors will pay Nuveen Asset Management a per annum portfolio management fee of 0.39% of the Acquiring Fund’s managed assets. Nuveen Fund Advisors and Nuveen Asset Management will retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.

Michael T. Buckius, CFA, and Kenneth H. Toft, CFA, of Gateway are the portfolio managers of Premium Advantage. Keith B. Hembre, CFA, and David A. Friar of Nuveen Asset Management are the portfolio managers of Premium Income and will be the portfolio managers of the Acquiring Fund after the closing of the Reorganizations.

In addition to managing the Funds, Messrs. Buckius, Toft, Hembre and Friar are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager (Sub-Adviser)	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts(1)
Michael T. Buckius (Gateway)	Registered Investment Company	7	$10.2 billion
	Other Pooled Investment Vehicles	1	$5 million
	Other Accounts	23	$1.5 billion

Kenneth H. Toft (Gateway)	Registered Investment Company	7	$10.2 billion
	Other Pooled Investment Vehicles	1	$5 million
	Other Accounts	23	$1.5 billion

Keith B. Hembre (Nuveen Asset Management)	Registered Investment Company	11	$2.6 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	0	$0

David A. Friar (Nuveen Asset Management)	Registered Investment Company	10	$3.4 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	14	$566 million

(1)	Assets are as of December 31, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation

Gateway

Compensation.    The compensation of Messrs. Buckius and Toft consists of a base salary, incentive compensation related to the financial performance of Gateway (but not based on the investment performance of any funds or any other managed account, either absolutely or in relation to any benchmark), retention incentives and a retirement plan. Messrs. Buckius and Toft are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary, retention incentives and certain undertakings not to compete with Gateway or solicit its clients. The non-competition and non-solicitation undertakings will expire the later of one year from the termination of employment, or one year after the period during which severance payments are made pursuant to the agreement. The incentive compensation plan applicable to the portfolio managers provides for both a long-term incentive pool and a short-term incentive pool, the sizes of which are determined based on profitability of Gateway.

Conflicts of Interest.    A portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Nuveen Asset Management.    The compensation of Messrs. Hembre and Friar consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base Pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual Cash Bonus.    Messrs. Hembre and Friar are eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of a portfolio manager’s annual cash bonus is based on a Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for a Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term Incentive Compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-today management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities.    The following table sets forth the dollar range of equity securities beneficially owned by the Funds’ portfolio managers as of December 31, 2013:

Portfolio Manager (Sub-Adviser)	Dollar Range of Equity Securities Beneficially Owned in Premium Advantage	Dollar Range of Equity Securities Beneficially Owned in Premium Income	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund
Michael T. Buckius (Gateway)	None	None	None
Kenneth H. Toft (Gateway)	$10,001-$50,000	None	None
Keith B. Hembre (Nuveen Asset Management)	None	None	None
David A. Friar (Nuveen Asset Management)	None	None	None

Unless earlier terminated as described below, each Target Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015, and the Acquiring Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments, Gateway and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and Gateway can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund is responsible for voting proxies on securities held in its portfolio. When a Fund receives a proxy, the decision regarding how to vote such proxy will be made by its Sub-Adviser in accordance with its proxy voting procedures.

Premium Advantage has granted to Gateway the authority to vote proxies on its behalf. A senior member of Gateway is responsible for oversight of Premium Advantage’s proxy voting process. Gateway has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to Gateway on the voting of proxies relating to securities held by Premium Advantage. ISS provides voting recommendations based upon established guidelines and practices.

Gateway reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Gateway may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of Premium Advantage. In cases where Gateway has a conflict of interest with respect to a proxy vote, Gateway will generally vote in accordance with the ISS recommendation. If a client requests Gateway to follow specific voting guidelines or additional guidelines, Gateway will review the request and inform the client only if Gateway is not able to follow the client’s request.

Gateway has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Gateway’s general voting policies. These guidelines are set forth in Appendix A to this SAI.

Premium Income has delegated, and the Acquiring Fund will delegate, to Nuveen Asset Management the authority to vote all proxies relating to the Fund’s portfolio securities pursuant to its proxy voting policies and procedures. Nuveen Asset Management’s proxy voting policies and procedures are set forth in Appendix A to this SAI.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, each Fund’s Sub-Adviser is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by a Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Sub-Adviser’s obligation to obtain best qualitative execution. In certain instances, a Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates (or, in the case of Premium Advantage, affiliates of Gateway) except in compliance with the 1940 Act.

Although no Fund has a current intention to invest in senior loans, if it does so in the future, the Fund generally will engage in privately negotiated transactions for purchase or sale in which Nuveen Fund Advisors or an affiliate of Nuveen Fund Advisors would negotiate on behalf of the Fund, although a more developed market may exist for many senior loans. The Fund would be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. Nuveen Fund Advisors or an affiliate of Nuveen Fund Advisors would determine the lenders from whom the Fund would purchase assignments and participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management.

It is the policy of each Sub-Adviser to seek the best execution under the circumstances of each trade. The Sub-Adviser will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be each Sub-Adviser’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Sub-Adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to the Sub-Adviser’s own research efforts, the receipt of research information is not expected to reduce significantly a Sub-Adviser’s expenses. While each Fund’s Sub-Adviser will be primarily responsible for the placement of the business of the Fund, the policies and practices of the Sub-Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Fund.

Each Sub-Adviser may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. Each Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Sub-Adviser reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of each Fund’s Board that the benefits available from the Sub-Adviser’s management outweigh any disadvantage that may arise from the Sub-Adviser’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Target Funds for the last three fiscal years:

	2013	2012	2011
Premium Advantage	$275,981	$338,065	$425,399
Premium Income	$41,390	$27,181	$142,173

During the fiscal year ended December 31, 2013, the Target Funds did not pay commissions to brokers in return for research services.

During the fiscal year ended December 31, 2013, the Target Funds acquired securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or of the parents of such brokers or dealers. The following table provides the names of those brokers or dealers and states the value of the Target Funds’ aggregate holdings of the securities of each issuer as of December 31, 2013:

Target Fund	Broker/Dealer	Issuer	Aggregate Target Fund Holdings of Broker/Dealer or Parent as of December 31, 2013
Premium Advantage	Citigroup Global Markets Inc.	Citigroup Inc.	$2,059,908
	ConvergEx Execution Solutions LLC	ConvergEx Execution Solutions LLC	—
	J.P. Morgan Securities LLC	JPMorgan Chase & Co.	2,334,639
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Bank of America Corporation	—
	Morgan Stanley & Co. LLC	Morgan Stanley	767,536
	State Street Bank and Trust Company	Fixed Income Clearing Corporation Repurchase Agreement	7,680,103

Premium Income	State Street Bank and Trust Company	State Street Corporation	—

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Acquiring Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if

(1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, the NYSE MKT or elsewhere, or (b) impair the Acquiring Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the U.S., or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Acquiring Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Acquiring Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, if any, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, if any, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Acquiring Fund to an open-end investment company. If the Acquiring Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Fund’s preferred shares, if any, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Acquiring Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of a Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in a Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund intends to elect, and each Target Fund has elected, to be treated, and each Fund intends to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments.

If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund may retain for investment its net capital gain. However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each Fund’s investments may be subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain Fund investments or distributions.

Some of the Funds’ index call options may be considered “section 1256 contracts.” Code section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Acquiring Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position that is a section 1256 contract at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Acquiring Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most index call options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

A Fund’s call options that do not qualify as section 1256 contracts under the Code generally will be governed by Code section 1234. Pursuant to Code section 1234, if a written option expires unexercised, the premium received is short-term capital gain to a Fund. If a Fund enters into a closing transaction, the difference between the premium received for writing the option, and the amount paid to close out its position generally is short-term capital gain or loss.

Offsetting positions held by a Fund involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. For instance, a straddle can arise if a Fund writes a covered call option on a stock (i.e., a call on a stock owned by the Fund), or writes a call option on a stock index to the extent the Fund’s stock holdings (and any subset thereof) and the index on which it has written a call overlap sufficiently to constitute a straddle under applicable Treasury Regulations. The tax treatment of “straddles” is governed by section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of section 1256 described above. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is a section 1256 contract, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by a Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle can cause the holding periods to be tolled on the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the Dividends Received Deduction to fail to satisfy the applicable holding period requirements described below. Furthermore, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders, and may result in significant differences from the amount, timing and/or character of distributions that would have been made by a Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

A Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Except for distributions of qualified dividend income (discussed below), distributions to shareholders of net investment income received by a Fund and of net short-term capital gains realized by a Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by a Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. Distributions, if any, in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).

“Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purpose at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet the same holding period and other requirements with respect to the shareholder’s Fund shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held (or treated as held) for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% Dividends Received Deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Fund has held (or is treated as holding) for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the Dividends Received Deduction may be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the Dividends Received Deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

The straddle rules discussed above could cause distributions that would otherwise qualify for the Dividends Received Deduction or constitute qualified dividend income to fail to satisfy the applicable holding period requirements.

The tax character of dividends and distributions is the same for federal income tax purposes whether reinvested in additional shares of a Fund or paid in cash.

If a Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent a Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, a Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. Each Fund endeavors to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

The sale or exchange of shares of a Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The ability to deduct capital losses may be subject to other limitations under the Code.

Certain non-corporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes dividends and net capital gain distributions received from a Fund and net gains from taxable dispositions of Fund shares. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. None of the Funds expects to be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund.

Each Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty).

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

EXPERTS

The financial statements of Premium Advantage and Premium Income appearing in the Funds’ respective Annual Reports for the fiscal year ended December 31, 2013 are incorporated herein. The financial statements have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to the Target Funds. The principal business address of PricewaterhouseCoopers LLP is 1 North Upper Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

Pro Forma Portfolio of

Investments December 31, 2013 (Unaudited)

Pro Forma Financial Statements for the Reorganization of Nuveen Equity Premium Advantage Fund (“Premium Advantage”) and NASDAQ Premium Income & Growth Fund Inc. (“Premium Income”) into the Nuveen NASDAQ 100 Dynamic Overwrite Fund (the “Acquiring Fund”).

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			LONG-TERM INVESTMENTS – 101.4%

			COMMON STOCKS – 101.4% (7)

			Aerospace & Defense – 1.0%

—	15,279	15,279	Boeing Company	$—	$2,085,431	$—	$2,085,431

—	16,032	16,032	Honeywell International Inc.	—	1,464,844	—	1,464,844

2,843	—	2,843	Lockheed Martin Corporation	422,640	—	—	422,640

2,019	—	2,019	Precision Castparts Corporation	543,717	—	—	543,717

8,828	15,314	24,142	United Technologies Corporation	1,004,626	1,742,733	—	2,747,359
			Total Aerospace & Defense	1,970,983	5,293,008	—	7,263,991

			Air Freight & Logistics – 0.5%

2,768	—	2,768	FedEx Corporation	397,955	—	—	397,955

8,274	22,785	31,059	United Parcel Service, Inc., Class B	869,432	2,394,248	—	3,263,680

4,069	—	4,069	UTI Worldwide, Inc.	71,452	—	—	71,452
			Total Air Freight & Logistics	1,338,839	2,394,248	—	3,733,087

			Airlines – 0.2%

—	12,008	12,008	Delta Air Lines, Inc.	—	329,860	—	329,860

6,915		6,915	Ryanair Holdings PLC, (2)	324,521	—	—	324,521

—	26,363	26,363	Southwest Airlines Co.	—	496,679	—	496,679
			Total Airlines	324,521	826,539	—	1,151,060

			Auto Components – 0.2%

—	10,102	10,102	American Axle and Manufacturing Holdings Inc., (2)	—	206,586	—	206,586

1,406	—	1,406	Autoliv Inc.	129,071	—	—	129,071

2,364	—	2,364	BorgWarner Inc.	132,171	—	—	132,171

10,993	—	10,993	Gentex Corporation	362,659	—	—	362,659

4,227	—	4,227	Lear Corporation	342,260	—	—	342,260
			Total Auto Components	966,161	206,586	—	1,172,747

See Notes to Pro Forma Financial Statements.

Nuveen Investments	S-36

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			Automobiles – 0.3%

—	49,165	49,165	Ford Motor Company	$—	$758,616	$—	$758,616

—	14,597	14,597	Harley-Davidson, Inc.	—	1,010,696	—	1,010,696
			Total Automobiles	—	1,769,312	—	1,769,312

			Beverages – 0.7%

4,447		4,447	Brown-Forman Corporation	336,060	—	—	336,060

—	36,625	36,625	Coca-Cola Company	—	1,512,979	—	1,512,979

—	15,729	15,729	Monster Beverage Corporation, (2), (3), (8)	—	1,065,954	—	1,065,954

1,705	24,602	26,307	PepsiCo, Inc.	141,413	2,040,490	—	2,181,903
			Total Beverages	477,473	4,619,423	—	5,096,896

			Biotechnology – 8.4%

14,421	—	14,421	Alkermes Inc., (2)	586,358	—	—	586,358

30,000	55,224	85,224	Amgen Inc., (3)	3,424,800	6,304,372	—	9,729,172

11,732	—	11,732	BioMarin Pharmaceutical Inc., (2)	824,408	—	—	824,408

55,000	36,471	91,471	Celgene Corporation, (2)	9,292,800	6,162,140	—	15,454,940

9,456	—	9,456	Cubist Pharmaceuticals Inc., (2)	651,235	—	—	651,235

3,743	—	3,743	Genomic Health, Inc., (2)	109,558	—	—	109,558

220,000	113,472	333,472	Gilead Sciences, Inc., (2)	16,533,000	8,527,421	—	25,060,421

6,049	—	6,049	Immunogen, Inc., (2)	88,739	—	—	88,739

9,571	—	9,571	Incyte Pharmaceuticals Inc.	484,580	—	—	484,580

10,136	—	10,136	ISIS Pharmaceuticals, Inc., (2)	403,818	—	—	403,818

36,642	—	36,642	Lexicon Genetics, Inc., (2)	65,956	—	—	65,956

12,904	—	12,904	Myriad Genentics Inc., (2)	270,726	—	—	270,726

9,000	—	9,000	Regeneron Pharmaceuticals, Inc., (2)	2,477,160	—	—	2,477,160

12,177	—	12,177	Seattle Genetics, Inc.	485,741	—	—	485,741

3,054	—	3,054	Theravance Inc.	108,875	—	—	108,875

6,117	—	6,117	United Therapeutics Corporation, (2)	691,710	—	—	691,710

20,000	—	20,000	Vertex Pharmaceuticals Inc., (2)	1,486,000	—	—	1,486,000
			Total Biotechnology	37,985,464	20,993,933	—	58,979,397

			Capital Markets – 0.9%

—	28,551	28,551	Bank of New York Company, Inc.	—	997,572	—	997,572

—	62,652	62,652	Charles Schwab Corporation	—	1,628,952	—	1,628,952

4,494	—	4,494	Franklin Resources, Inc.	259,439	—	—	259,439

—	1,581	1,581	Goldman Sachs Group, Inc.	—	280,248	—	280,248

—	24,475	24,475	Morgan Stanley	—	767,536	—	767,536

11,627	—	11,627	SEI Investments Company	403,806	—	—	403,806

See Notes to Pro Forma Financial Statements.

S-37	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			Capital Markets (continued)

5,883	—	5,883	T. Rowe Price Group Inc.	$492,819	$—	$—	$492,819

5,152	—	5,152	TD Ameritrade Holding Corporation	157,857	—	—	157,857

—	17,346	17,346	Waddell & Reed Financial, Inc., Class A	—	1,129,572	—	1,129,572
			Total Capital Markets	1,313,921	4,803,880	—	6,117,801

			Chemicals – 0.8%

2,138	—	2,138	Air Products & Chemicals Inc.	238,986	—	—	238,986

—	973	973	CF Industries Holdings, Inc.	—	226,748	—	226,748

—	18,504	18,504	Dow Chemical Company	—	821,578	—	821,578

5,970	—	5,970	Ecolab Inc.	622,492	—	—	622,492

—	22,041	22,041	E.I. Du Pont de Nemours and Company	—	1,432,004	—	1,432,004

7,810	—	7,810	Methanex Corporation	462,664	—	—	462,664

1,163	10,514	11,677	Monsanto Company	135,548	1,225,407	—	1,360,955

—	4,219	4,219	Mosaic Company	—	199,432	—	199,432

3,448	—	3,448	Praxair, Inc.	448,343	—	—	448,343
			Total Chemicals	1,908,033	3,905,169	—	5,813,202

			Commercial Banks – 0.7%

—	47,336	47,336	U.S. Bancorp	—	1,912,374	—	1,912,374

—	66,560	66,560	Wells Fargo & Company, (8)	—	3,021,824	—	3,021,824
			Total Commercial Banks	—	4,934,198	—	4,934,198

			Commercial Services & Supplies – 0.3%

3,842	—	3,842	Cintas Corporation	228,945	—	—	228,945

5,162	—	5,162	Copart Inc., (2)	189,187	—	—	189,187

2,907	—	2,907	Iron Mountain Inc.	88,227	—	—	88,227

7,605	—	7,605	KAR Auction Services Inc.	224,728	—	—	224,728

3,753	—	3,753	Rollins Inc.	113,678	—	—	113,678

—	10,378	10,378	R.R. Donnelley & Sons Company	—	210,466	—	210,466

15,000	—	15,000	Tetra Tech, Inc., (2)	419,700	—	—	419,700

3,738	—	3,738	United Stationers, Inc.	171,537	—	—	171,537

4,788	—	4,788	Waste Connections Inc.	208,900	—	—	208,900

9,417	—	9,417	Waste Management, Inc.	422,541	—	—	422,541
			Total Commercial Services & Supplies	2,067,443	210,466	—	2,277,909

			Communications Equipment – 6.0%

604,206	348,053	952,259	Cisco Systems, Inc., (3)	13,564,425	7,813,790	—	21,378,215

21,858	—	21,858	Ericsson LM Telefonaktiebolaget	267,542	—	—	267,542

See Notes to Pro Forma Financial Statements.

Nuveen Investments	S-38

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			Communications Equipment (continued)

184,022	98,669	282,691	QUALCOMM, Inc.	$13,663,634	$7,326,173	$—	$20,989,807
			Total Communications Equipment	27,495,601	15,139,963	—	42,635,564

			Computers & Peripherals – 11.7%

88,000	51,048	139,048	Apple, Inc., (3)	49,377,680	28,643,543	—	78,021,223

8,806	28,119	36,925	EMC Corporation	221,471	707,193	—	928,664

—	19,045	19,045	Hewlett-Packard Company	—	532,879	—	532,879

24,822	—	24,822	SanDisk Corporation	1,750,944	—	—	1,750,944

—	24,916	24,916	Western Digital Corporation	—	2,090,452	—	2,090,452
			Total Computers & Peripherals	51,350,095	31,974,067	—	83,324,162

			Consumer Finance – 0.3%

—	8,310	8,310	American Express Company	—	753,966	—	753,966

—	6,671	6,671	Capital One Financial Corporation	—	511,065	—	511,065

—	27,215	27,215	SLM Corporation	—	715,210	—	715,210
			Total Consumer Finance	—	1,980,241	—	1,980,241

			Containers & Packaging – 0.2%

—	19,780	19,780	Packaging Corp. of America	—	1,251,678	—	1,251,678

1,377	—	1,377	Silgan Holdings, Inc.	66,124	—	—	66,124

—	4,824	4,824	Sonoco Products Company	—	201,257	—	201,257
			Total Containers & Packaging	66,124	1,452,935	—	1,519,059

			Distributors – 0.2%

—	3,449	3,449	Genuine Parts Company	—	286,922	—	286,922

40,470	—	40,470	LKQ Corporation, (2)	1,331,463	—	—	1,331,463
			Total Distributors	1,331,463	286,922	—	1,618,385

			Diversified Consumer Services – 0.1%

—	4,119	4,119	ITT Educational Services, Inc., (2), (8)	—	138,316	—	138,316

—	21,475	21,475	Service Corporation International	—	389,342	—	389,342

1,285	—	1,285	Strayer Education Inc., (2)	44,294	—	—	44,294
			Total Diversified Consumer Services	44,294	527,658	—	571,952

			Diversified Financial Services – 1.4%

—	149,582	149,582	Bank of America Corporation	—	2,328,992	—	2,328,992

—	3,641	3,641	Berkshire Hathaway Inc., Class B, (2)	—	431,677	—	431,677

—	39,530	39,530	Citigroup Inc.	—	2,059,908	—	2,059,908

—	19,235	19,235	CME Group, Inc.	—	1,509,178	—	1,509,178

See Notes to Pro Forma Financial Statements.

S-39	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			Diversified Financial Services (continued)

—	39,922	39,922	JP Morgan Chase & Co.	$—	$2,334,639	$—	$2,334,639

—	13,902	13,902	Moody’s Corporation	—	1,090,890	—	1,090,890
			Total Diversified Financial Services	—	9,755,284	—	9,755,284

			Diversified Telecommunication Services – 0.8%

11,623	56,804	68,427	AT&T Inc.	408,665	1,997,229	—	2,405,894

—	1	1	Frontier Communications Corporation	—	5	—	5

12,086	58,014	70,100	Verizon Communications Inc.	593,906	2,850,808	—	3,444,714
			Total Diversified Telecommunication Services	1,002,571	4,848,042	—	5,850,613

			Electric Utilities – 0.7%

—	26,993	26,993	Duke Energy Corporation	—	1,862,787	—	1,862,787

—	48,358	48,358	Great Plains Energy Incorporated	—	1,172,198	—	1,172,198

—	13,768	13,768	OGE Energy Corp.	—	466,735	—	466,735

—	28,722	28,722	Pinnacle West Capital Corporation	—	1,519,968	—	1,519,968
			Total Electric Utilities	—	5,021,688	—	5,021,688

			Electrical Equipment – 1.0%

4,297	29,489	33,786	Eaton PLC	327,088	2,244,703	—	2,571,791

—	23,896	23,896	Emerson Electric Company	—	1,677,021	—	1,677,021

—	11,238	11,238	Hubbell Incorporated, Class B	—	1,223,818	—	1,223,818

—	13,491	13,491	Rockwell Automation, Inc.	—	1,594,097	—	1,594,097
			Total Electrical Equipment	327,088	6,739,639	—	7,066,727

			Electronic Equipment & Instruments – 0.4%

995	17,200	18,195	Amphenol Corporation, Class A	88,734	1,533,896	—	1,622,630

3,675	—	3,675	Arrow Electronics, Inc., (2)	199,369	—	—	199,369

5,960	—	5,960	Avnet Inc.	262,896	—	—	262,896

—	30,310	30,310	Corning Incorporated	—	540,124	—	540,124

13,756	—	13,756	National Instruments Corporation	440,467	—	—	440,467

1,870	—	1,870	Plexus Corporation, (2)	80,952	—	—	80,952
			Total Electronic Equipment & Instruments	1,072,418	2,074,020	—	3,146,438

			Energy Equipment & Services – 0.7%

—	23,374	23,374	Cooper Cameron Corporation, (2)	—	1,391,454	—	1,391,454

—	9,396	9,396	Diamond Offshore Drilling, Inc.	—	534,820	—	534,820

—	25,616	25,616	Halliburton Company	—	1,300,012	—	1,300,012

—	15,853	15,853	Schlumberger Limited	—	1,428,514	—	1,428,514
			Total Energy Equipment & Services	—	4,654,800	—	4,654,800

See Notes to Pro Forma Financial Statements.

Nuveen Investments	S-40

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			Food & Staples Retailing – 1.1%

2,453	—	2,453	Casey’s General Stores, Inc.	$172,323	$—	$—	$172,323

5,132	28,444	33,576	CVS Caremark Corporation	367,297	2,035,737	—	2,403,034

6,862	—	6,862	Fresh Market Inc., (2)	277,911	—	—	277,911

—	27,808	27,808	Kroger Co.	—	1,099,250	—	1,099,250

1,050	—	1,050	PriceSmart, Inc.	121,317	—	—	121,317

—	23,214	23,214	Walgreen Co.	—	1,333,412	—	1,333,412

—	28,013	28,013	Wal-Mart Stores, Inc.	—	2,204,343	—	2,204,343
			Total Food & Staples Retailing	938,848	6,672,742	—	7,611,590

			Food Products – 0.5%

—	10,080	10,080	Archer-Daniels-Midland Company	—	437,472	—	437,472

—	15,863	15,863	Kraft Foods Inc.	—	855,333	—	855,333

—	72,807	72,807	Mondelez International Inc., (8)	—	2,570,087	—	2,570,087
			Total Food Products	—	3,862,892	—	3,862,892

			Gas Utilities – 0.2%

—	21,576	21,576	AGL Resources Inc.	—	1,019,034	—	1,019,034

—	15,026	15,026	Piedmont Natural Gas Company	—	498,262	—	498,262
			Total Gas Utilities	—	1,517,296	—	1,517,296

			Health Care Equipment & Supplies – 1.3%

11,141	41,688	52,829	Abbott Laboratories	427,035	1,597,901	—	2,024,936

4,453	15,735	20,188	Baxter International, Inc.	309,706	1,094,369	—	1,404,075

2,926	—	2,926	Becton, Dickinson and Company	323,294	—	—	323,294

—	9,327	9,327	CareFusion Corporation, (2)	—	371,401	—	371,401

1,655	—	1,655	C. R. Bard, Inc.	221,671	—	—	221,671

6,787	5,822	12,609	Covidien PLC	462,195	396,478	—	858,673

—	12,334	12,334	Hill Rom Holdings Inc.	—	509,888	—	509,888

1,123	—	1,123	Idexx Labs Inc., (2)	119,454	—	—	119,454

9,210	10,331	19,541	Medtronic, Inc.	528,562	592,896	—	1,121,458

2,552	10,240	12,792	Saint Jude Medical Inc.	158,096	634,368	—	792,464

3,714	—	3,714	Stryker Corporation	279,070	—	—	279,070

1,202	—	1,202	Varian Medical Systems, Inc., (2)	93,383	—	—	93,383

2,561	8,617	11,178	Zimmer Holdings, Inc.	238,660	803,018	—	1,041,678
			Total Health Care Equipment & Supplies	3,161,126	6,000,319	—	9,161,445

See Notes to Pro Forma Financial Statements.

S-41	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			Health Care Providers & Services – 2.5%

7,890	—	7,890	AmerisourceBergen Corporation	$554,746	$—	$—	$554,746

—	13,759	13,759	Brookdale Senior Living Inc., (2)	—	373,970	—	373,970

7,457	22,180	29,637	Cardinal Health, Inc.	498,202	1,481,846	—	1,980,048

75,000	47,084	122,084	Express Scripts, Holding Company, (2)	5,268,000	3,307,180	—	8,575,180

5,773	1,520	7,293	McKesson HBOC Inc.	931,762	245,328	—	1,177,090

—	11,450	11,450	Omnicare, Inc.	—	691,122	—	691,122

1,606	—	1,606	Patterson Companies, Inc.	66,167	—	—	66,167

—	12,175	12,175	Tenet Healthcare Corporation, (2)	—	512,811	—	512,811

—	15,630	15,630	UnitedHealth Group Incorporated	—	1,176,939	—	1,176,939

—	19,206	19,206	Universal Health Services, Inc., Class B	—	1,560,680	—	1,560,680

—	8,528	8,528	Wellpoint Inc.	—	787,902	—	787,902
			Total Health Care Providers & Services	7,318,877	10,137,778	—	17,456,655

			Health Care Technology – 0.1%

8,481	—	8,481	Allscripts Healthcare Solutions Inc., (2)	131,116	—	—	131,116

13,136	—	13,136	Quality Systems Inc.	276,644	—	—	276,644
			Total Health Care Technology	407,760	—	—	407,760

			Hotels, Restaurants & Leisure – 1.3%

—	20,714	20,714	Carnival Corporation, ADR	—	832,081	—	832,081

3,330	—	3,330	Cheesecake Factory Inc.	160,739	—	—	160,739

2,690	—	2,690	Darden Restaurants, Inc.	146,255	—	—	146,255

—	17,543	17,543	International Game Technology, (8)	—	318,581	—	318,581

—	22,319	22,319	McDonald’s Corporation	—	2,165,613	—	2,165,613

1,773	—	1,773	Panera Bread Company, (2)	313,271	—	—	313,271

—	12,224	12,224	Starwood Hotels & Resorts Worldwide, Inc.	—	971,197	—	971,197

—	84,855	84,855	The Wendy’s Company	—	739,936	—	739,936

—	17,576	17,576	Tim Hortons Inc.	—	1,026,087	—	1,026,087

13,593	—	13,593	Wynn Resorts Ltd	2,639,897	—	—	2,639,897
			Total Hotels, Restaurants & Leisure	3,260,162	6,053,495	—	9,313,657

			Household Durables – 0.5%

—	41,536	41,536	KB Home	—	759,278	—	759,278

—	36,936	36,936	Newell Rubbermaid Inc.	—	1,197,096	—	1,197,096

100	—	100	NVR Inc., (2)	102,601	—	—	102,601

—	7,376	7,376	Whirlpool Corporation	—	1,156,999	—	1,156,999
			Total Household Durables	102,601	3,113,373	—	3,215,974

			Household Products – 0.4%

3,724	32,355	36,079	Procter & Gamble Company	303,171	2,634,021	—	2,937,192

See Notes to Pro Forma Financial Statements.

Nuveen Investments	S-42

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			Industrial Conglomerates – 0.7%

1,793	8,803	10,596	3M Co.	$251,468	$1,234,621	$—	$1,486,089

3,005	13,006	16,011	Danaher Corporation	231,986	1,004,063	—	1,236,049

—	82,528	82,528	General Electric Company	—	2,313,260	—	2,313,260
			Total Industrial Conglomerates	483,454	4,551,944	—	5,035,398

			Insurance – 0.8%

—	12,439	12,439	American International Group	—	635,011	—	635,011

—	824	824	Arch Capital Group Limited, (2)	—	49,185	—	49,185

5,268	—	5,268	CNA Financial Corporation	225,945	—	—	225,945

—	26,516	26,516	Fidelity National Title Group Inc., Class A	—	860,444	—	860,444

—	24,192	24,192	Marsh & McLennan Companies, Inc.	—	1,169,925	—	1,169,925

—	13,163	13,163	Prudential Financial, Inc.	—	1,213,892	—	1,213,892

—	14,688	14,688	Travelers Companies, Inc.	—	1,329,852	—	1,329,852
			Total Insurance	225,945	5,258,309	—	5,484,254

			Internet & Catalog Retail – 6.2%

50,000	27,694	77,694	Amazon.com, Inc., (2)	19,939,500	11,044,090	—	30,983,590

10,000	—	10,000	Groupon Inc.	117,700	—	—	117,700

1,604	10,391	11,995	Hosting Site Network, Inc.	99,929	647,359	—	747,288

6,208	3,853	10,061	priceline.com Incorporated, (2)	7,216,179	4,478,727	—	11,694,906
			Total Internet & Catalog Retail	27,373,308	16,170,176	—	43,543,484

			Internet Software & Services – 11.8%

—	19,016	19,016	Akamai Technologies, Inc., (2)	—	897,175	—	897,175

—	2,017	2,017	AOL Inc., (2)	—	94,033	—	94,033

31,000	15,082	46,082	Baidu Inc., (2)	5,514,280	2,682,786	—	8,197,066

147,828	82,285	230,113	eBay Inc., (2), (3)	8,114,279	4,516,624	—	12,630,903

—	98,180	98,180	Facebook Inc., Class A Shares, (2), (8)	—	5,366,519	—	5,366,519

28,325	16,044	44,369	Google Inc., Class A, (2)	31,744,111	17,980,671	—	49,724,782

11,128	19,941	31,069	IAC/InterActiveCorp.	764,382	1,369,747	—	2,134,129

4,807	—	4,807	J2 Global Inc.	240,398	—	—	240,398

1,436	—	1,436	Mercadolibre, Inc.	154,786	—	—	154,786

7,516	—	7,516	Netease.com, Inc.	590,758	—	—	590,758

4,376	—	4,376	NIC, Incorporated	108,831	—	—	108,831

1,733	—	1,733	Sina Corporation	146,005	—	—	146,005

8,335	—	8,335	ValueClick, Inc., (2)	194,789	—	—	194,789

5,270	—	5,270	WebMD Health Corporation, Class A, (2)	208,165	—	—	208,165

—	85,817	85,817	Yahoo! Inc., (2), (8)	—	3,470,439	—	3,470,439
			Total Internet Software & Services	47,780,784	36,377,994	—	84,158,778

See Notes to Pro Forma Financial Statements.

S-43	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			IT Services – 2.7%

4,453	—	4,453	Acxiom Corporation, (2)	$164,672	$—	$—	$164,672

27,590	—	27,590	Amdocs Limited	1,137,812	—	—	1,137,812

—	45,367	45,367	Automatic Data Processing, Inc., (8)	—	3,666,107	—	3,666,107

10,704	—	10,704	Computer Sciences Corporation	598,140	—	—	598,140

5,989	—	5,989	CSG Systems International Inc.	176,077	—	—	176,077

—	21,780	21,780	Fidelity National Information Services	—	1,169,150	—	1,169,150

19,208	—	19,208	Genpact Limited	352,851	—	—	352,851

1,448	8,158	9,606	Global Payments Inc.	94,106	530,188	—	624,294

19,648	—	19,648	Henry Jack and Associates Inc.	1,163,358	—	—	1,163,358

—	8,467	8,467	Infosys Technologies Limited, Sponsored ADR	—	479,232	—	479,232

9,723	9,631	19,354	International Business Machines Corporation (IBM)	1,823,743	1,806,487	—	3,630,230

5,008	—	5,008	Leidos Holdings Inc.	232,822	—	—	232,822

—	9,508	9,508	Lender Processing Services Inc., (2)	—	355,409	—	355,409

8,650	—	8,650	ManTech International Corporation, Class A	258,895	—	—	258,895

3,931	—	3,931	NeuStar, Inc., (2)	196,000	—	—	196,000

—	58,743	58,743	Paychex, Inc., (8)	—	2,674,569	—	2,674,569

6,846	—	6,846	Sapient Corporation, (2)	118,847	—	—	118,847

2,862	—	2,862	Science Applications International Corporation	94,646	—	—	94,646

2,118	—	2,118	Teradata Corporation, (2)	96,348	—	—	96,348

8,580	—	8,580	Total System Services Inc.	285,542	—	—	285,542

—	7,718	7,718	Visa Inc.	—	1,718,644	—	1,718,644
			Total IT Services	6,793,859	12,399,786	—	19,193,645

			Life Sciences Tools & Services – 0.6%

—	15,384	15,384	Agilent Technologies, Inc.	—	879,811	—	879,811

4,788	—	4,788	Charles River Laboratories International, Inc., (2)	253,956	—	—	253,956

14,460	—	14,460	ICON plc	584,329	—	—	584,329

5,980	—	5,980	Luminex Corporation, (2)	116,012	—	—	116,012

20,567	—	20,567	Techne Corporation	1,947,078	—	—	1,947,078

1,133	—	1,133	Thermo Fisher Scientific, Inc.	126,160	—	—	126,160
			Total Life Sciences Tools & Services	3,027,535	879,811	—	3,907,346

See Notes to Pro Forma Financial Statements.

Nuveen Investments	S-44

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			Machinery – 0.9%

2,571	—	2,571	AGCO Corporation	$152,177	$—	$—	$152,177

—	9,726	9,726	Caterpillar Inc.	—	883,218	—	883,218

18,967		18,967	CNH Industrial NV	215,275	—	—	215,275

1,251	7,028	8,279	Deere & Company	114,254	641,867	—	756,121

—	22,531	22,531	Graco Inc.	—	1,760,122	—	1,760,122

7,181	—	7,181	Makita Corporation, ADR	380,593	—	—	380,593

3,641	—	3,641	Nordson Corporation	270,526	—	—	270,526

—	16,187	16,187	SPX Corporation	—	1,612,387	—	1,612,387

2,114	—	2,114	WABCO Holdings Inc., (2)	197,469	—	—	197,469
			Total Machinery	1,330,294	4,897,594	—	6,227,888

			Media – 5.2%

—	19,288	19,288	CBS Corporation, Class B	—	1,229,417	—	1,229,417

230,000	—	230,000	Comcast Corporation, Class A, (3)	11,951,950	—	—	11,951,950

—	49,965	49,965	DirecTV, (2), (8)	—	3,452,082	—	3,452,082

14,000	—	14,000	Discovery Communications inc., Class A Shares, (2)	1,265,880	—	—	1,265,880

2,045	—	2,045	Lamar Advertising Company, (2)	106,851	—	—	106,851

—	2,751	2,751	Liberty Media Corporation, (2)	—	402,884	—	402,884

—	2,751	2,751	Liberty Media Corporation, Liberty Capital Class A Tracking Stock, (2)	—	80,439	—	80,439

51,332	—	51,332	News Corporation, Class A Shares, (2)	925,003	—	—	925,003

—	12,888	12,888	News Corporation Class B Shares, (2)	—	229,793	—	229,793

11,375	20,124	31,499	Omnicom Group, Inc.	845,959	1,496,622	—	2,342,581

2,345	—	2,345	Scripps Networks Interactive, Class A Shares	202,631	—	—	202,631

—	5,242	5,242	Time Warner Cable, Class A	—	710,291	—	710,291

—	21,163	21,163	Time Warner Inc.	—	1,475,484	—	1,475,484

205,331	—	205,331	Twenty First Century Fox Inc., Class A Shares	7,223,545	—	—	7,223,545

—	51,552	51,552	Twenty First Century Fox Inc., Class Bq Shares	—	1,783,699	—	1,783,699

—	30,876	30,876	Walt Disney Company	—	2,358,926	—	2,358,926

6,836	—	6,836	WPP Group PLC	785,183	—	—	785,183
			Total Media	23,307,002	13,219,637	—	36,526,639

See Notes to Pro Forma Financial Statements.

S-45	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			Metals & Mining – 0.2%

—	4,949	4,949	AngloGold Ashanti Limited, Sponsored ADR	$—	$58,002	$—	$58,002

—	7,972	7,972	Cliffs Natural Resources Inc.	—	208,946	—	208,946

—	54,923	54,923	Companhia Siderurgica Nacional S.A., Sponsored ADR	—	340,523	—	340,523

—	5,432	5,432	Freeport-McMoRan Copper & Gold, Inc.	—	205,004	—	205,004

—	1,736	1,736	Newmont Mining Corporation, (8)	—	39,980	—	39,980

—	7,686	7,686	United States Steel Corporation	—	226,737	—	226,737
			Total Metals & Mining	—	1,079,192	—	1,079,192

			Multiline Retail – 0.3%

7,979	—	7,979	Dollar General Corporation, (2)	481,293	—	—	481,293

—	10,865	10,865	Family Dollar Stores, Inc.	—	705,899	—	705,899

—	4,575	4,575	J.C. Penney Company, Inc., (2), (8)	—	41,861	—	41,861

—	4,511	4,511	Kohl’s Corporation	—	255,999	—	255,999

10,757	—	10,757	Macy’s, Inc.	574,424	—	—	574,424

2,818	—	2,818	Nordstrom, Inc.	174,152	—	—	174,152
			Total Multiline Retail	1,229,869	1,003,759	—	2,233,628

			Multi-Utilities – 0.2%

—	21,316	21,316	Integrys Energy Group, Inc.	—	1,159,804	—	1,159,804

			Office Electronics – 0.1%

29,579	—	29,579	Xerox Corporation	359,976	—	—	359,976

1,872	—	1,872	Zebra Technologies Corporation, Class A, (2)	101,238	—	—	101,238
			Total Office Electronics	461,214	—	—	461,214

			Oil, Gas & Consumable Fuels – 2.0%

—	1,231	1,231	Anadarko Petroleum Corporation	—	97,643	—	97,643

—	9,342	9,342	Cabot Oil & Gas Corporation	—	362,096	—	362,096

—	30,857	30,857	Chevron Corporation, (8)	—	3,854,348	—	3,854,348

—	30,285	30,285	ConocoPhillips	—	2,139,635	—	2,139,635

—	51,660	51,660	Exxon Mobil Corporation, (8)	—	5,227,992	—	5,227,992

—	1,606	1,606	Marathon Oil Corporation	—	56,692	—	56,692

—	6,095	6,095	Occidental Petroleum Corporation	—	579,635	—	579,635

—	22,649	22,649	Phillips 66	—	1,746,917	—	1,746,917

—	1,685	1,685	Royal Dutch Shell PLC, Class A	—	120,090	—	120,090
			Total Oil, Gas & Consumable Fuels	—	14,185,048	—	14,185,048

See Notes to Pro Forma Financial Statements.

Nuveen Investments	S-46

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			Paper & Forest Products – 0.1%

—	10,899	10,899	International Paper Company	$—	$534,378	$—	$534,378

			Pharmaceuticals – 2.6%

11,141	34,838	45,979	AbbVie Inc.	588,356	1,839,795	—	2,428,151

1,753	—	1,753	Actavis Inc., (2)	294,504	—	—	294,504

4,275	12,438	16,713	Allergan, Inc.	474,867	1,381,613	—	1,856,480

3,606	40,636	44,242	Bristol-Myers Squibb Company	191,659	2,159,803	—	2,351,462

—	6,117	6,117	Eli Lilly and Company	—	311,967	—	311,967

8,946	—	8,946	Endo Pharmaceuticals Holdings Inc., (2)	603,497	—	—	603,497

12,362	13,675	26,037	Forest Laboratories, Inc., (2)	742,091	820,910	—	1,563,001

—	3,397	3,397	GlaxoSmithKline PLC	—	181,366	—	181,366

—	20,631	20,631	Johnson & Johnson	—	1,889,593	—	1,889,593

848	727	1,575	Mallinckrodt PLC, (2)	44,316	37,993	—	82,309

—	52,757	52,757	Merck & Company Inc., (8)	—	2,640,488	—	2,640,488

—	3,747	3,747	Novartis AG, Sponsored ADR	—	301,184	—	301,184

—	80,536	80,536	Pfizer Inc.	—	2,466,818	—	2,466,818

6,009	—	6,009	Shire plc, ADR	849,012	—	—	849,012

5,980	—	5,980	ViroPharma, Inc., (2)	298,103	—	—	298,103
			Total Pharmaceuticals	4,086,405	14,031,530	—	18,117,935

			Professional Services – 0.7%

6,314	—	6,314	Equifax Inc.	436,234	—	—	436,234

2,798	—	2,798	IHS Inc.	334,921	—	—	334,921

—	18,950	18,950	Manpower Inc.	—	1,627,047	—	1,627,047

—	30,314	30,314	Robert Half International Inc.	—	1,272,885	—	1,272,885

1,389	—	1,389	Towers Watson & Company, Class A Shares	177,250	—	—	177,250

15,000	—	15,000	Verisk Analytics Inc, Class A Shares	985,800	—	—	985,800
			Total Professional Services	1,934,205	2,899,932	—	4,834,137

			Real Estate Investment Trust – 0.5%

—	18,413	18,413	Apartment Investment & Management Company, Class A	—	477,081	—	477,081

—	28,958	28,958	CubeSmart	—	461,591	—	461,591

—	4,590	4,590	Developers Diversified Realty Corporation	—	70,548	—	70,548

—	40,126	40,126	Senior Housing Properties Trust	—	892,001	—	892,001

—	25,511	25,511	Ventas Inc.	—	1,461,270	—	1,461,270
			Total Real Estate Investment Trust	—	3,362,491	—	3,362,491

See Notes to Pro Forma Financial Statements.

S-47	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			Road & Rail – 0.3%

3,987	23,916	27,903	CSX Corporation	$114,706	$688,063	$—	$802,769

19,779	—	19,779	Heartland Express, Inc.	388,064	—	—	388,064

4,374	—	4,374	J.B. Hunt Transports Serives Inc.	338,110	—	—	338,110

9,051	—	9,051	Landstar System	519,980	—	—	519,980

8,819	—	8,819	Werner Enterprises, Inc.	218,094	—	—	218,094
			Total Road & Rail	1,578,954	688,063	—	2,267,017

			Semiconductors & Equipment – 7.4%

—	54,140	54,140	Advanced Micro Devices, Inc., (2)	—	209,522	—	209,522

9,078	—	9,078	Aixtron AG, Aachen SH	131,813	—	—	131,813

—	44,181	44,181	Altera Corporation	—	1,437,208	—	1,437,208

28,000	25,698	53,698	Analog Devices, Inc.	1,426,040	1,308,799	—	2,734,839

—	65,680	65,680	Applied Materials, Inc.	—	1,161,879	—	1,161,879

20,000	—	20,000	ARM Holdings PLC	1,094,800	—	—	1,094,800

2,443	—	2,443	ASM International NV	80,619	—	—	80,619

12,580	1,253	13,833	ASML Holding NV	1,178,746	117,406	—	1,296,152

—	47,386	47,386	Atmel Corporation, (2)	—	371,032	—	371,032

—	44,195	44,195	Broadcom Corporation, Class A	—	1,310,382	—	1,310,382

2,227	—	2,227	Cabot Microelectronics Corporation, (2)	101,774	—	—	101,774

20,000	4,697	24,697	Cree, Inc., (2)	1,251,400	293,891	—	1,545,291

—	11,761	11,761	Cypress Semiconductor Corporation	—	123,491	—	123,491

—	28,948	28,948	Fairchild Semiconductor International Inc., Class A, (2), (8)	—	386,456	—	386,456

5,040	—	5,040	Hittite Microwave Corporation, (2)	311,119	—	—	311,119

—	17,789	17,789	Integrated Device Technology, Inc., (2)	—	181,270	—	181,270

575,000	336,820	911,820	Intel Corporation, (3)	14,927,000	8,743,847	—	23,670,847

5,743	—	5,743	International Rectifier Corporation, (2)	149,720	—	—	149,720

11,540	2,596	14,136	Intersil Holding Corporation, Class A	132,364	29,776	—	162,140

4,477	8,733	13,210	Lam Research Corporation, (2)	243,773	475,512	—	719,285

—	45,919	45,919	Linear Technology Corporation	—	2,091,610	—	2,091,610

17,996	35,700	53,696	LSI Logic Corporation	198,316	393,414	—	591,730

2,198	—	2,198	Mellanox Technologies, Limited	87,854	—	—	87,854

121,609	—	121,609	Micron Technology, Inc., (2)	2,646,212	—	—	2,646,212

8,107	—	8,107	Microsemi Corporation, (2)	202,270	—	—	202,270

72,634	76,193	148,827	NVIDIA Corporation	1,163,597	1,220,612	—	2,384,209

See Notes to Pro Forma Financial Statements.

Nuveen Investments	S-48

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			Semiconductors & Equipment (continued)

7,270	—	7,270	NXP Semiconductors NV, (2)	$333,911	$—	$—	$333,911

27,886	—	27,886	ON Semiconductor Corporation	229,781	—	—	229,781

5,933	—	5,933	Power Integrations Inc.	331,180	—	—	331,180

11,023	—	11,023	Rambus Inc., (2)	104,388	—	—	104,388

5,950	—	5,950	Semtech Corporation, (2)	150,416	—	—	150,416

10,146	—	10,146	Silicon Laboratories Inc., (2)	439,423	—	—	439,423

44,749	—	44,749	Siliconware Precision Industries Company Limited	267,599	—	—	267,599

8,537	—	8,537	Skyworks Solutions Inc., (2)	243,817	—	—	243,817

—	5,819	5,819	SunEdison Inc., (2)	—	75,938	—	75,938

50,000	2,774	52,774	Taiwan Semiconductor Manufacturing Company Limited	872,000	48,379	—	920,379

7,657	—	7,657	Tessera Technologies Inc.	150,919	—	—	150,919

90,000	—	90,000	Texas Instruments Incorporated, (3)	3,951,900	—	—	3,951,900
			Total Semiconductors & Equipment	32,402,751	19,980,424	—	52,383,175

			Software – 9.7%

—	62,768	62,768	Activision Blizzard Inc.	—	1,119,153	—	1,119,153

—	43,455	43,455	Adobe Systems Incorporated, (2), (8)	—	2,602,085	—	2,602,085

1,606	—	1,606	ACI Worldwide, Inc., (2)	104,390	—	—	104,390

5,000	—	5,000	Advent Software Inc.	174,950	—	—	174,950

7,378	—	7,378	Ansys Inc., (2)	643,362	—	—	643,362

—	31,158	31,158	Autodesk, Inc., (2)	—	1,568,182	—	1,568,182

2,847	—	2,847	Blackbaud, Inc.	107,190	—	—	107,190

—	62,885	62,885	CA Inc.	—	2,116,080	—	2,116,080

18,065	33,659	51,724	Cadence Design Systems, Inc., (2)	253,271	471,899	—	725,170

16,834	—	16,834	Compuware Corporation	188,709	—	—	188,709

3,694	—	3,694	Concur Technologies, Inc., (2)	381,147	—	—	381,147

4,334	—	4,334	Informatica Corporation, (2)	179,861	—	—	179,861

15,000	—	15,000	Micros Systems, Inc., (2)	860,550	—	—	860,550

740,000	496,139	1,236,139	Microsoft Corporation	27,698,200	18,570,483	—	46,268,683

1,584	—	1,584	Microstrategy Inc., (2)	196,796	—	—	196,796

1,330	—	1,330	NetSuite Inc., (2)	137,017	—	—	137,017

5,556	—	5,556	Open Text Corporation	510,930	—	—	510,930

150,000	73,727	223,727	Oracle Corporation, (3)	5,739,000	2,820,795	—	8,559,795

12,402	—	12,402	Parametric Technology Corporation, (2)	438,907	—	—	438,907

See Notes to Pro Forma Financial Statements.

S-49	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			Software (continued)

6,511	—	6,511	Progress Software Corporation, (2)	$168,179	$—	$—	$168,179

5,477	—	5,477	Red Hat, Inc., (2)	306,931	—	—	306,931

2,052	—	2,052	Salesforce.com, Inc., (2)	113,250	—	—	113,250

3,202	—	3,202	Solera Holdings Inc.	226,574	—	—	226,574

2,640	—	2,640	SS&C Technologies Holdings Inc., (2)	116,846	—	—	116,846

25,778	—	25,778	Synopsys Inc., (2)	1,045,813	—	—	1,045,813

5,497	—	5,497	Tibco Software Inc., (2)	123,573	—	—	123,573
			Total Software	39,715,446	29,268,677	—	68,984,123

			Specialty Retail – 1.9%

3,231	—	3,231	Aaron Rents Inc.	94,991	—	—	94,991

4,472	—	4,472	Advance Auto Parts, Inc.	494,961	—	—	494,961

18,980	—	18,980	Ascena Retail Group Inc., (2)	401,617	—	—	401,617

1,202	—	1,202	AutoZone, Inc., (2)	574,484	—	—	574,484

—	1,126	1,126	Best Buy Co., Inc.	—	44,905	—	44,905

4,581	—	4,581	CarMax, Inc., (2)	215,399	—	—	215,399

3,340	—	3,340	Dick’s Sporting Goods Inc.	194,054	—	—	194,054

8,570	16,073	24,643	Gap, Inc.	334,916	628,133	—	963,049

—	26,305	26,305	Home Depot, Inc.	—	2,165,955	—	2,165,955

—	29,574	29,574	L Brands Inc.	—	1,829,152	—	1,829,152

—	2,484	2,484	Lowe’s Companies, Inc.	—	123,082	—	123,082

10,855	—	10,855	PetSmart Inc.	789,701	—	—	789,701

9,254	—	9,254	Rent-A-Center Inc.	308,528	—	—	308,528

5,369	—	5,369	Sally Beauty Holdings Inc.	162,305	—	—	162,305

5,585	—	5,585	Signet Jewelers Limited	439,540	—	—	439,540

5,134	—	5,134	Tiffany & Co.	476,330	—	—	476,330

14,382	10,184	24,566	TJX Companies, Inc.	916,560	649,026	—	1,565,586

16,094	—	16,094	Tractor Supply Company	1,248,573	—	—	1,248,573

2,515	—	2,515	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	242,745	—	—	242,745

—	23,096	23,096	Urban Outfitters, Inc., (2)	—	856,862	—	856,862

2,384	—	2,384	Williams-Sonoma Inc.	138,940	—	—	138,940
			Total Specialty Retail	7,033,644	6,297,115	—	13,330,759

See Notes to Pro Forma Financial Statements.

Nuveen Investments	S-50

Shares				Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Premium Income	Premium Advantage	Pro Forma Adjustments	Acquiring Fund Pro Forma

			Textiles, Apparel & Luxury Goods – 0.2%

—	13,384	13,384	Coach, Inc.	$—	$751,244	$—	$751,244

2,496	—	2,496	PVH Corporation	339,506	—	—	339,506
			Total Textiles, Apparel & Luxury Goods	339,506	751,244	—	1,090,750

			Trading Companies & Distributors – 0.1%

4,640	—	4,640	MSC Industrial Direct Inc., Class A	375,237	—	—	375,237

			Thrifts & Mortgage Finance – 0.0%

—	1,712	1,712	Tree.com Inc., (2)	—	56,222	—	56,222

			Tobacco – 0.4%

—	20,575	20,575	Altria Group, Inc.	—	789,874	—	789,874

—	20,620	20,620	Philip Morris International	—	1,796,621	—	1,796,621
			Total Tobacco	—	2,586,495	—	2,586,495

			Wireless Telecommunication Services – 0.4%

—	9,319	9,319	Crown Castle International Corporation	—	684,294	—	684,294

15,355	—	15,355	Partner Communications Company Limited	144,030	—	—	144,030

12,000	—	12,000	SBA Communications Corporation, (2)	1,078,080	—	—	1,078,080

19,244	—	19,244	Telephone and Data Systems Inc.	496,110	—	—	496,110

13,012	—	13,012	United States Cellular Corporation	544,162	—	—	544,162
			Total Wireless Telecommunication Services	2,262,382	684,294	—	2,946,676
			Total Long-Term Investments (cost $172,988,276, $190,095,904 and $363,084,180)	348,276,831	366,727,856	—	715,004,687

See Notes to Pro Forma Financial Statements.

S-51	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Principal Amount (000)						Value
Premium Income	Premium Advantage	Acquiring Fund Pro Forma	Description (1)	Coupon	Maturity	Premium Income	Premium Advantage	Pro Forma Adjustments		Acquiring Fund Pro Forma

			SHORT-TERM INVESTMENTS – 1.1%

$—	$7,680	$7,680	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $7,680,103, collateralized by $8,025,000 U.S. Treasury Notes, 2.000%, due 11/30/20, value $7,834,406	0.000%	01/02/14	$—	$7,680,103	$—		$7,680,103
			Total Short-Term Investments (cost $0, $7,680,103 and $7,680,103)			—	7,680,103	—		7,680,103
			Total Investments (cost $172,988,276, $197,776,007 and $370,764,283) – 102.5%			348,276,831	374,407,959	—		722,684,790
			Other Assets Less Liabilities – (2.5)% (4)			(5,147,160)	(12,049,653)	(535,000	) (9)	(17,731,813)
			Net Assets – 100%			$343,129,671	$362,358,306	$(535,000)		$704,952,977

Investments in Derivatives as of December 31, 2013

Premium Income

Options Written outstanding (10):

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value (4)

(100)	BAIDU Inc.	$(1,850,000)	1/18/14	$185	$(27,296)

(100)	Groupon Inc.	(120,000)	1/18/14	12	(4,600)

(100)	NASDAQ 100® Index	(35,300,000)	1/18/14	3,530	(836,500)

(100)	NASDAQ 100® Index	(35,650,000)	1/18/14	3,565	(575,500)

(75)	RUSSELL 2000® Index	(8,587,500)	1/18/14	1,145	(207,000)

(150)	S&P 500® Index	(27,375,000)	1/18/14	1,825	(519,000)

(100)	S&P 500® Index	(18,500,000)	1/18/14	1,850	(167,796)

(200)	Vertex Pharmaceuticals Inc.	(1,450,000)	1/18/14	73	(73,000)
(925)	Total Options Written (premiums received $1,125,710)	$(128,832,500)			$(2,410,692)

See Notes to Pro Forma Financial Statements.

Nuveen Investments	S-52

Premium Advantage

Options Written outstanding (10):

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value (4)

(62)	MINI-NASDAQ 100® Index	$(21,080,000)	1/18/14	$3,400	$(1,244,960)

(61)	MINI-NASDAQ 100® Index	(21,045,000)	1/18/14	3,450	(932,690)

(64)	MINI-NASDAQ 100® Index	(22,240,000)	1/18/14	3,475	(830,400)

(63)	MINI-NASDAQ 100® Index	(22,365,000)	1/18/14	3,550	(430,290)

(66)	MINI-NASDAQ 100® Index	(22,440,000)	2/22/14	3,400	(1,401,510)

(62)	MINI-NASDAQ 100® Index	(21,545,000)	2/22/14	3,475	(934,030)

(64)	MINI-NASDAQ 100® Index	(22,400,000)	2/22/14	3,500	(839,040)

(64)	MINI-NASDAQ 100® Index	(22,720,000)	2/22/14	3,550	(614,080)

(107)	S&P 500® Index	(19,046,000)	1/03/14	1,780	(747,395)

(116)	S&P 500® Index	(20,996,000)	1/10/14	1,810	(498,800)

(113)	S&P 500® Index	(20,057,500)	1/18/14	1,775	(888,180)

(88)	S&P 500® Index	(15,752,000)	1/18/14	1,790	(566,720)

(108)	S&P 500® Index	(19,440,000)	1/18/14	1,800	(602,640)

(115)	S&P 500® Index	(20,815,000)	1/18/14	1,810	(539,350)

(121)	S&P 500® Index	(21,780,000)	2/22/14	1,800	(772,585)

(94)	S&P 500® Index	(17,014,000)	2/22/14	1,810	(529,220)

(120)	S&P 500® Index	(22,080,000)	2/22/14	1,840	(430,800)
(1,488)	Total Options Written (premiums received $6,784,410)	$(352,815,500)			$(12,802,690)

For fund portfolio compliance purposes, the funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages in the Pro Forma Portfolio of Investments are based on net assets of the Acquiring Fund Pro Forma.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(6)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Footnote 3 – Investment Valuation and Fair Value Measurements for more information.

(7)	Premium Advantage may designate up to 100% of its Common Stock investments to cover outstanding options written.

(8)	Based on the portfolio holdings of Premium Advantage as of December 31, 2013, it is anticipated that the security, or a portion of the security, will be sold as a result of the Reorganization.

(9)	Non-recurring costs associated with the proposed Reorganization, estimated to be $535,000, of which $10,000 will be borne by Premium Income and $525,000 will be borne by Premium Advantage.

(10)	A determination will be made to maintain or close out option contracts held by Premium Income and Premium Advantage at the time of the Reorganization, in accordance with the investment policies and restrictions of the Acquiring Fund. Due to the short-term nature of the option contracts typically held by Premium Income and Premium Advantage, the amount of option contracts that may be closed out as a result of the Reorganizations cannot be estimated at this time.

ADR	American Depositary Receipt.

See Notes to Pro Forma Financial Statements.

S-53	Nuveen Investments

Pro Forma Statement of

Assets and Liabilities	December 31, 2013 (Unaudited)

	Premium Income	Premium Advantage	Pro Forma Adjustments		Acquiring Fund Pro Forma
Assets
Long-term Investments, at value (cost $172,988,276, $190,095,904 and $363,084,180, respectively)	$348,276,831	$366,727,856			$715,004,687
Short-term Investments, at value (cost approximates value)	—	7,680,103			7,680,103
Receivables:					—
Dividends	96,554	352,043			448,597
Investments sold	2,618,316	—			2,618,316
Premiums on options written	—	966,740			966,740
Reclaims	1,179	145			1,324
Other assets	7,826	36,760			44,586
Total assets	351,000,706	375,763,647			726,764,353
Liabilities
Cash overdraft	5,023,607	161,069			5,184,676
Options written, at value (premiums received $1,125,710, $6,784,410 and $7,910,120, respectively)	2,410,692	12,802,690			15,213,382
Accrued expenses:
Management fees	248,933	266,848			515,781
Directors/Trustees fees	7,822	36,503			44,325
Other	179,981	138,231			318,212
Reorganization costs	—	—	535,000	(a)	535,000
Total liabilities	7,871,035	13,405,341	535,000		21,811,376
Net assets	$343,129,671	$362,358,306	$(535,000)		$704,952,977
Shares outstanding	18,509,928	25,679,417	(6,160,004	) (b)	38,029,341
Net asset value per share outstanding	$18.54	$14.11			$18.54
Net assets consist of:
Shares, $.001, $.01, $.01, respectively, par value per shares	$18,510	$256,794	$104,989	(b)	$380,293
Paid-in surplus	174,779,386	231,640,499	(297,725	) (a)	405,779,896
Accumulated net realized gain (loss)	(5,671,798)	(40,152,659)			(45,824,457)
Net unrealized appreciation (depreciation)	174,003,573	170,613,672			344,617,245
Net assets	$343,129,671	$362,358,306	$(535,000)		$704,952,977
Authorized shares	100,000,000	Unlimited			Unlimited

(a)	Non-recurring costs associated with the proposed Reorganizations, which are estimated to be $535,000, of which $10,000 will be borne by Premium Income and $525,000 will be borne by Premium Advantage.

(b)	The pro forma statements assume the issuance by the Acquiring Fund of 19,519,413 shares in exchange for the assets and liabilities of Premium Advantage and 18,509,928 shares in exchange for the assets and liabilities of Premium Income, after a reduction for the costs associated with the proposed Reorganizations.

See Notes to Pro Forma Financial Statements.

Nuveen Investments	S-54

Pro Forma Statement of

Operations	December 31, 2013 (Unaudited)

	Premium Income	Premium Advantage	Pro Forma Adjustments		Acquiring Fund Pro Forma
Investment Income
Dividends (net of foreign tax withheld of $11,990, $8,040 and $20,030)	$4,422,062	$6,876,688			$11,298,750
Interest	84	575			659
Total investment income	4,422,146	6,877,263			11,299,409
Expenses
Management fees	2,654,573	3,067,850	(105,828	) (a)	5,616,595
Shareholder servicing agent fees and expenses	411	551			962
Custodian fees and expenses	62,515	74,652	(30,216	) (b)	106,951
Directors/Trustees fees and expenses	7,919	14,553			22,472
Licensing fees	165,066	—			165,066
Professional fees	45,947	43,044	(27,630	) (b)	61,361
Shareholder reporting expenses	63,549	61,770	(2,565	) (b)	122,754
Stock exchange listing fees	—	8,586	(8,586	) (b)	—
Investor relations expense	61,160	63,713			124,873
Other expenses	10,236	107,052	(11,873	) (b)	105,415
Total expenses	3,071,376	3,441,771	(186,698)		6,326,449
Net investment income (loss)	1,350,770	3,435,492	186,698		4,972,960
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	8,736,533	49,444,447			58,180,980
Options purchased	(41,555)	—			(41,555)
Options written	(10,981,824)	(48,969,808)			(59,951,632)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	87,178,622	50,810,979			137,989,601
Options purchased	10,602	—			10,602
Options written	(1,617,379)	(5,382,212)			(6,999,591)
Net realized and unrealized gain (loss)	83,284,999	45,903,406			129,188,405
Net increase (decrease) in net assets from operations	$84,635,769	$49,338,898	$186,698		$134,161,365

(a)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates to the Acquiring Fund Pro Forma.

(b)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.

See Notes to Pro Forma Financial Statements.

S-55

Notes to

Pro Forma Financial Statements (Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Nuveen Equity Premium Advantage Fund (“Premium Advantage”) and the NASDAQ Premium Income & Growth Fund Inc. (“Premium Income”) into the Nuveen NASDAQ 100 Dynamic Overwrite Fund, a newly formed Massachusetts business trust (the “Acquiring Fund”) (the “Reorganization”). The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding Premium Advantage and Premium Income as of and for the twelve months ended December 31, 2013.

Under the terms of the Reorganization, the combination of Premium Advantage and Premium Income into the Acquiring Fund will be accounted for as a tax-free reorganization; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders, as a result of the Reorganization. Premium Advantage and Premium Income are registered closed-end management investment companies. The Reorganization will be accomplished by an acquisition of substantially all the assets and the assumption of substantially all the liabilities of Premium Advantage and Premium Income by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Premium Advantage and Premium Income shareholders in complete liquidation of Premium Advantage and Premium Income. The Pro Forma Statement of Assets and Liabilities is presented as of December 31, 2013 for Premium Advantage, Premium Income, and the Acquiring Fund, and the Pro Forma Statement of Operations is presented for Premium Advantage, Premium Income, and the Acquiring Fund for the period from January 1, 2013 through December 31, 2013 (the “Reporting Period”).

The expenses of the Reorganization (whether or not consummated) will be allocated between Premium Advantage and Premium Income ratably based on the relative expected benefits of the Reorganization including of forecasted cost savings and distribution increases, if any, during the first year following the Reorganization, as well as improved secondary market trading, Reorganization expenses will be accrued as expenses of each fund prior to the Reorganizations. These estimated expenses will be borne by Premium Income and Premium Advantage in the amounts of $10,000 (0.00%) and $525,000 (0.15%) (all percentages are based on average net assets applicable to common shares for the twelve months ended December 31, 2013), respectively. Reorganization costs do not include any commissions or other transaction costs that would be incurred due to portfolio repositioning.

Following the Reorganization, Premium Income will be the accounting survivor. The Acquiring Fund will have the same portfolio management team and substantially the same portfolio composition, strategies, investment objective, expense structure and policies/restrictions as Premium Income. In accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the Acquiring Fund to align ongoing reporting of the realized and unrealized gains and losses of the Acquiring Fund.

If the Reorganization had occurred as of December 31, 2013, Premium Advantage would have been required to dispose of approximately 11% of its portfolio in order to comply with Premium Income’s investment policies and restrictions. It is anticipated that such sales will occur before the Reorganization. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $17.9 million (approximately $0.70 per share) and brokerage commissions or other transaction costs of approximately $11,000, based on average commission rates normally paid by the funds, if such sales occurred on December 31, 2013.

The accompanying pro forma financial statements and notes to pro forma financial statements should be read in conjunction with the financial statements of Premium Advantage and Premium Income included in their annual reports dated December 31, 2013.

2. General Information and Significant Accounting Policies

General Information

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of Premium Income are expected as a result of the Reorganizations.

Nuveen Investments	S-56

The Acquiring Fund’s common shares will be listed on the NASDAQ National Market (“NASDAQ”), and the common shares to be issued in the Reorganization will trade, under the symbol QQQX. The Acquiring Fund is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

Investment Adviser

The Acquiring Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Acquiring Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Acquiring Fund.

Investment Objectives

The Acquiring Fund’s investment objective is high current income and capital appreciation. The Acquiring Fund pursues its investment objective principally through a two-part strategy. First, it will invest, under normal circumstances, substantially all of its net assets in a portfolio of investments (the “NASDAQ Investment Portfolio”) designed to closely track the performance, before fees and expenses, of the NASDAQ 100® Index (the “Index”). Second, in attempting to generate premium income and reduce the volatility of it’s returns, with the intent of improving it’s risk-adjusted returns, the Acquiring Fund will write (sell) call options on the Index, which are fully collateralized by the NASDAQ Investment Portfolio. Under normal circumstances, the notional value of the written options is not expected to exceed 50% of the fund’s net assets.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Acquiring Fund in the preparation of its financial statements in accordance with U.S. GAAP.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Acquiring Fund has instructed the custodian to earmark securities in it’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2013, the Acquiring Fund had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Pro Forma Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Acquiring Fund shareholders. Should the Acquiring Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Pro Forma Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Acquiring Fund intends to make quarterly cash distributions of a stated dollar amount per share. Subject to approval and oversight by the Acquiring Fund’s Board of Trustees, the Acquiring Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of it’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Acquiring Fund’s net investment income, net realized capital gains and net unrealized capital

S-57	Nuveen Investments

Notes to Pro Forma Financial Statements (Unaudited) (continued)

gains in it’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Acquiring Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Acquiring Fund’s total return on net asset value, the difference will reduce net asset value per share. If the Acquiring Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

Indemnifications

Under the Acquiring Fund’s organizational documents, it’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Acquiring Fund. In addition, in the normal course of business, the Acquiring Fund enters into contracts that provide general indemnifications to other parties. The Acquiring Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against it that have not yet occurred. However, the Acquiring Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Acquiring Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Acquiring Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Acquiring Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Acquiring Fund was not invested in any portfolio securities or derivatives, other than options contracts further described in Note 4 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

3. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Acquiring Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Acquiring Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default

Nuveen Investments	S-58

and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Acquiring Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Acquiring Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Acquiring Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1–	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Acquiring Fund’s pro forma fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$714,624,094	$380,593	$—	$715,004,687
Short-Term Investments:
Repurchase Agreements	—	7,680,103	—	7,680,103
Derivatives:
Options Written	(15,213,382)	—	—	(15,213,382)
Total	$699,410,712	$8,060,696	$—	$707,471,408
*	Refer to the Pro Forma Portfolio of Investments for industry classifications and Common Stocks classified as Level 2.

The Nuveen funds’ Board of Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Acquiring Fund’s pricing policies and reporting to the Board of Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

S-59	Nuveen Investments

Notes to Pro Forma Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Trustees.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Acquiring Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following tables presents the pro forma repurchase agreement for the Acquiring Fund that is subject to netting agreements as of the end of the reporting period, and the collateral delivered related to this repurchase agreement.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$7,680,103	$(7,680,103)	$—
*	As of December 31, 2013, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreement. Refer to the Acquiring Fund’s Pro Forma Portfolio of Investments for details on the repurchase agreement.

Zero Coupon Securities

The Acquiring Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Acquiring Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Acquiring Fund may limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Acquiring Fund. The Acquiring Fund records derivative instruments at fair value, with changes in fair value recognized on the Pro Forma Statement of Operations, when applicable. Even though investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Nuveen Investments	S-60

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When the Acquiring Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Pro Forma Statement of Asset and Liabilities. When the Acquiring Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Pro Forma Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Acquiring Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased” on the Pro Forma Statement of Operations. The changes in values of the options written during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Pro Forma Statement of Operations. When an option is exercised or expires or the Acquiring Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Pro Forma Statement of Operations. The Acquiring Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk that it may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2013, the Acquiring Fund pro forma wrote options on the S&P 500® Index and NASDAQ 100® Index, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential, which is capped at the amount of premium received for each option. The Acquiring Fund pro forma also purchased options at a higher strike price than its options written, which have the effect of allowing it to benefit from strong price increases, if they occur.

The following table presents the fair value of all pro forma options held by the Acquiring Fund as of December 31, 2013, the location of these instruments on the Pro Forma Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(15,213,382)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
Equity price	Options purchased	$(41,555)	$10,602
Equity price	Options written	(59,951,632)	(6,999,591)

Market and Counterparty Credit Risk

In the normal course of business the Acquiring Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Acquiring Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Acquiring Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Pro Forma Statement of Assets and Liabilities.

The Acquiring Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally,

S-61	Nuveen Investments

Notes to Pro Forma Financial Statements (Unaudited) (continued)

counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Acquiring Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Acquiring Fund has an unrealized loss, it has instructed the custodian to pledge assets as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Income Tax Information

The Acquiring Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Acquiring Fund realizes net capital gains, it may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Acquiring Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Acquiring Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the fund. The amounts presented in this footnote assume that the Reorganization took place on December 31, 2013, and do not take into account the sale of securities of Premium Advantage as part of the Reorganization.

As of December 31, 2013, the pro forma cost and pro forma unrealized appreciation (depreciation) of investments (excluding investments in derivatives) as determined on a federal income tax basis, were as follows:

Cost of investments	$371,009,265
Gross unrealized:
Appreciation	$355,193,037
Depreciation	(3,517,512)
Net unrealized appreciation (depreciation) of investments	$351,675,525

The pro forma tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Acquiring Fund’s tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	$—

As of December 31, 2013, the Acquiring Fund’s tax year end, the pro forma unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first.

Expiration:
December 31, 2016	$25,262,705
December 31, 2017	14,352,958
Not subject to expiration:	7,747,462
Total	$47,363,125

Nuveen Investments	S-62

6. Management Fees and Other Transactions with Affiliates

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Acquiring Fund from the management fees paid to the Adviser.

The Acquiring Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Acquiring Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables shareholders to benefit from growth in the assets within their respective fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for the Acquiring Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.6900%
For the next $500 million	.6650
For the next $500 million	.6400
For the next $500 million	.6150
For managed assets over $2 billion	.5900

The annual complex-level fee for each fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2013, the complex-level fee rate for the Acquiring Fund Pro Forma was .1686%.

The Acquiring Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Acquiring Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

S-63	Nuveen Investments

APPENDIX A

PROXY VOTING POLICIES

NUVEEN ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE DATE: JANUARY 1, 2011, AS LAST AMENDED MARCH 1, 2013

I.	General Principles

A.        Nuveen Asset Management, LLC (“NAM”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon NAM complete discretion to vote proxies.1

B.        It is NAM’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, NAM also seeks to enhance total investment return for its clients.

C.        If NAM contracts with another investment adviser to act as a sub-adviser for an Account, NAM may delegate proxy voting responsibility to the sub-adviser. Where NAM has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by NAM.

D.        NAM’s Proxy Voting Committee (“PVC”) provides oversight of NAM’s proxy voting policies and procedures, including (1) providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws; and (2) approving the proxy voting policies and procedures.

II.	Policies

The PVC after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth NAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, NAM maintains the fiduciary responsibility for all proxy voting decisions.

III.	Procedures

A.        Supervision of Proxy Voting. Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the PVC. The PVC shall supervise the relationships with NAM’s proxy voting services, ISS, for Funds and institutional accounts, and Broadridge Financial Solutions, Inc. (“Broadridge”), for separately managed accounts (“SMAs”). ISS and Broadridge apprise Investment Operations of shareholder meeting dates, and cast the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations. ISS and Broadridge serve as NAM’s proxy voting record keepers and generate reports on how proxies were voted.

[1]	NAM does not vote proxies where a client withholds proxy voting authority, and in certain non-discretionary and model programs NAM votes proxies in accordance with its policies and procedures in effect from time to time. Clients may opt to vote proxies themselves, or to have proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

B.        Conflicts of Interest.

1.        The following relationships or circumstances may give rise to conflicts of interest:2

a.        The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of NAM (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b.        The issuer is an entity in which an executive officer of NAM or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.        The issuer is a registered or unregistered fund for which NAM or another Nuveen adviser serves as investment adviser or sub-adviser.

d.        Any other circumstances that NAM is aware of where NAM’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2.        NAM will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, NAM believes the risk related to conflicts will be minimized.

3.        To further minimize this risk, Compliance will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4.        In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from appropriate investment personnel. Before doing so, the PVC will consult with Legal to confirm that NAM faces no material conflicts of its own with respect to the specific proxy vote.

5.        If Legal concludes that a material conflict does exist for NAM, the PVC will recommend to NAM’s Compliance Committee or designee a course of action designed to address the conflict. Such actions could include, but are not limited to:

a.        Obtaining instructions from the affected client(s) on how to vote the proxy;

b.        Disclosing the conflict to the affected client(s) and seeking their consent to permit NAM to vote the proxy;

c.        Voting in proportion to the other shareholders;

[2]	A conflict of interest shall not be considered material for the purposes of these Policies and Procedures with respect to a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1.a.-d is present.

e.        Recusing the individual with the actual or potential conflict of interest from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

f.        Following the recommendation of a different independent third party.

6.        In addition to all of the above-mentioned and other conflicts, the Head of Equity Research, Investment Operations and any member of the PVC must notify NAM’s Chief Compliance Officer (“CCO”) of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how NAM should vote proxies. NAM Compliance will investigate any such allegations and will report the findings to NAM’s Compliance Committee. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, NAM will not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C.        Proxy Vote Override. From time to time, a portfolio manager of an Account (a “Portfolio Manager”) may initiate action to override ISS’s recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by NAM’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one member of the PVC shall authorize the override. If a material conflict exists, the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D.        Securities Lending.

1.        In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2.        Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E.        Proxy Voting for ERISA Clients. If a proxy voting issue arises for an ERISA client, NAM is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client, and will rely on its ERISA clients to inform NAM of any actual or perceived client conflicts.

F.        Proxy Voting Records. As required by Rule 204-2 of the Investment Advisers Act of 1940, NAM shall make and retain five types of records relating to proxy voting; (1) proxy voting policies and procedures; (2) proxy statements received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from NAM to either a written or oral request; and (5) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. NAM may rely on ISS or Broadridge to make and retain on NAM’s behalf records pertaining to the rule.

G.        Fund of Funds Provision. In instances where NAM provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H.        Legacy Securities. To the extent that NAM receives proxies for securities that are transferred into an Account’s portfolio that were not recommended or selected by it and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NAM will generally instruct ISS or Broadridge to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NAM’s interest in maximizing the value of client investments. NAM may agree to an institutional account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I.        Terminated Accounts. Proxies received after the termination date of an Account generally will not be voted. An exception will be made if the record date is for a period in which an Account was under management or if a separately managed account (“SMA”) custodian failed to remove the account’s holdings from its aggregated voting list.

J.        Non-votes. Investment Operations shall be responsible for obtaining reasonable assurance that proxies are voted and submitted in a timely manner. It should not be considered a breach of this responsibility if NAM does not receive a proxy from ISS, Broadridge or a custodian with adequate time to analyze and direct to vote or vote a proxy by the required voting deadline.

NAM may determine not to vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, NAM may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NAM may not to vote proxies where the voting would in NAM’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to NAM.

In the case of SMAs, NAM may determine not to vote securities where voting would require the transfer of the security to another custodian designated by the issuer. Such transfer is generally outside the scope of NAM’s authority and may result in significant operational limitations on NAM’s ability to conduct transactions relating to the securities during the period of transfer. From time to time, situations may arise (operational or otherwise) that prevent NAM from voting proxies after reasonable attempts have been made.

K.        Review and Reports.

1.        The PVC shall maintain a review schedule. The schedule shall include reviews of the proxy voting policy (including the policies of any sub-adviser engaged by NAM), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2.        The PVC will report to NAM’s Compliance Committee with respect to all identified conflicts and how they were addressed. These reports will include all Accounts, including those that are sub-advised. NAM also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.

L.        Vote Disclosure to Clients. NAM’s institutional and SMA clients can contact their relationship manager for more information on NAM’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and NAM’s vote.

IV.	Policy Owner

PVC

V.	Responsible Parties

PVC

Gateway Investment Advisers, LLC

Section II: Proxy Voting, Policy 4

PROXY VOTING POLICY

4.1	Overview

This proxy voting policy and related procedures apply to clients who desire Gateway Investment Advisers, LLC (“Gateway”) to vote proxies on their behalf, including registered investment companies advised (or sub-advised) by Gateway. Questions regarding this policy should be directed to Gateway’s CCO.

4.2	Introduction

Gateway recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as (“Clients”). Gateway, in turn, has formally adopted the Institutional Shareholder Services Governance Services (“ISS”) U.S. and Global Proxy Voting Guidelines to determine how each issue on proxy ballots is to be voted and appointed ISS as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway.

4.3	Role of Proxy Voting Agent

Gateway has engaged ISS, a subsidiary of RiskMetrics Group and an independent proxy voting service, to assist in the voting of proxies. ISS is responsible for coordinating with each Client’s custodian, to ensure that all proxy ballots relating to a Client’s portfolio securities are processed in a timely manner. ISS, with its vast research capabilities, has developed its U.S. and Global Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway has adopted these ISS Guidelines and has instructed ISS to vote in accordance with them unless the following conditions apply:

A.	Gateway’s portfolio management team has decided to override the ISS vote recommendation for a Client based on its own determination that the Client would best be served with a vote contrary to the ISS recommendation based on the Adviser’s analysis of ISS’s vote recommendation. Such decision(s) will be documented by Gateway and communicated to ISS. Gateway’s CIO will determine, on an annual basis, as to which classification level an ISS vote recommendation should be analyzed by Gateway;

B.	ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team, will document the reason(s) used in determining a vote and communicate Gateway’s voting instruction to ISS. Gateway will generally seek to vote in accordance with ISS’s guidelines; or

C.	If voting on any particular security compromises Gateway’s ability to later transact in such security (e.g. shareblocking practices) or if, in Gateway’s judgment, the expected cost associated with the vote exceeds the expected benefits of the vote (e.g. non-U.S. security restrictions), then Gateway will abstain from voting on a particular security.

Gateway Investment Advisers, LLC

Section II: Proxy Voting, Policy 4

4.4	Conflicts of Interest

From time to time, Gateway or an employee or another affiliate of Gateway may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Only in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine and record how the proxies in question shall be voted and such determinations shall be recorded with ISS.

4.5	Record Retention Requirements

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:

A.	This Gateway proxy voting policy;

B.	Records of Clients’ written requests for this policy and/or their voting record;

C.	Gateway’s written response to such written or oral requests; and

D.	A copy of any document created by Gateway that was material to making a decision in those instances where ISS does not make a vote recommendation or where Gateway’s portfolio management team votes contrary to ISS’s recommendation.

ISS will make and retain, on Gateway’s behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request), the following documents:

A.	A copy of a proxy statement*;

B.	A record of each vote cast by Gateway on behalf of a Client; and

C.	A copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision.

*Gateway may also rely on obtaining a copy from the EDGAR system

4.6	How to Obtain Voting Information

At any time, a Client may obtain this Proxy Voting Policy along with ISS’s Proxy Voting Guidelines Summary and his or her voting record upon the Client’s written or oral request to Gateway.

Effective Date: February 15, 2008, revised December 11, 2008